EXECUTION COPY

Exhibit 10.1

ARRANGEMENT AGREEMENT DATED for reference the 22nd day of March, 2010.

BETWEEN:

TIMBERLINE RESOURCES CORPORATION, a corporation duly organized under the laws of Delaware and having an office at 101 E. Lakeside Avenue, Coeur d’Alene, Idaho, 83814

(hereinafter called "Timberline")

OF THE FIRST PART

AND:

STACCATO GOLD RESOURCES LTD., a company duly organized under the laws of the Province of British Columbia and having an office at 2060-777 Hornby Street, Vancouver, British Columbia, V6Z 1T7

(hereinafter called "Staccato")

OF THE SECOND PART

WHEREAS THE PARTIES HAVE AGREED THAT:

A.

The respective boards of directors of Timberline and Staccato  have approved the combination of Timberline and Staccato pursuant to the Plan of Arrangement (as defined below), providing for, among other things, the purchase by Timberline of all of the issued and outstanding Staccato Securities (as defined below).

B.

The board of directors of Timberline has unanimously determined that the Arrangement is in the best interests of Timberline and is fair to the Timberline Shareholders (as defined below).

C.

The board of directors of Staccato has unanimously determined that the Arrangement is in the best interests of Staccato and is fair to the Staccato Securityholders (as defined below).

D.

Subject to the provisions hereof, the board of directors of Timberline has unanimously recommended that the Timberline Shareholders approve the Arrangement at the Timberline Meeting (as defined below).

E.

Subject to the provisions hereof, the board of directors of Staccato has unanimously recommended that the Staccato Securityholders approve the Arrangement at the Staccato Meeting (as defined below).

F.

Pursuant to a plan of arrangement under Section 288 of the BCBCA (the "Plan of Arrangement"), the securityholders of Staccato will receive Timberline Securities (as defined below) in consideration of the acquisition by Timberline of their Staccato Securities (the "Arrangement").

G.

Timberline will apply to have the Timberline Shares issued pursuant to the Arrangement listed for trading on the NYSE Amex Equities ("Amex") and Timberline will apply to have its shares of common stock listed on the TSX Venture Exchange (the “TSXV”).

THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and of the mutual covenants and agreements hereinafter set forth, the parties hereto agree each with the other as follows:

1.0

DEFINITIONS

1.1

In this Agreement:

(a)

all capitalized terms which are not otherwise defined in this Agreement shall have the meaning ascribed to them in the Plan of Arrangement;

(b)

“Acquisition Proposal” means, other than the business combination transaction contemplated by this Agreement, any offer or proposal for a merger, amalgamation, arrangement, reorganization, share exchange, consolidation, recapitalization, liquidation, dissolution  or other business combination involving Staccato or the acquisition or purchase of 20% or more of any class of equity securities of Staccato, or any take-over bid or tender offer (including issuer bids and self-tenders) or exchange offer that if consummated would result in any Person beneficially owning 20% or more of any class of any equity securities of Staccato, or any transaction involving the sale, lease, license or other disposition (by sale, merger or otherwise) of 20% or more of the book or market value of assets (including, without limitation, securities of any subsidiary of Staccato) of Staccato and its subsidiaries, taken as a whole;

(c)

"Amex" has the meaning ascribed thereto in Recital G;

(d)

"Arrangement" has the meaning ascribed thereto in Recital F;

(e)

"BCBCA" means the Business Corporations Act, S.B.C. 2002, c. 57, including all regulations made thereunder, as amended;

(f)

“Benefit Plan” means a pension, retirement, profit sharing, bonus, savings, deferred compensation, stock option, purchase, appreciation, group insurance or other material employee or retiree benefit plan, programme or arrangement, formal or informal, registered, unregistered or supplementary, oral or written, maintained or contributed to, or required to be contributed to, in the case of Timberline, by or on behalf of Timberline or a subsidiary of Timberline or in respect of which Timberline or a subsidiary of Timberline has an actual, actuarial or contingent liability and, in the case of Staccato, by or on behalf of Staccato or a subsidiary of Staccato or in respect of which Staccato or a subsidiary of Staccato has an actual, actuarial or contingent liability;

(g)

"business day" means a day that is not a Saturday, Sunday or civic or statutory holiday in Vancouver, British Columbia;

(h)

“Canadian Securities Administrators” means, collectively, the securities regulators in each of the provinces of Canada;

(i)

“Canadian GAAP” means accounting principles generally accepted in Canada from time to time;

(j)

“Canadian Securities Legislation” means, collectively, and as the context may require, the securities legislation of each of the provinces and territories of Canada, and the rules, regulations and policies published and/or promulgated thereunder, as such may be amended from time to time prior to the Effective Date;

(k)

“Code” means the United States Internal Revenue Code of 1986, as amended;

(l)

“Competition Act” means the Competition Act (Canada), as amended;

(m)

"Closing" has the meaning ascribed thereto in Section 6.3;

(n)

"Closing Date" has the meaning ascribed thereto in Section 6.3;

(o)

"Court" means the Supreme Court of British Columbia;

(p)

"Effective Date" has the meaning thereto ascribed in the Plan of Arrangement;

(q)

“Effective Time” means 12:01 a.m. (Pacific Time) on the Effective Date;

(r)

"Final Order" means the final order to be made by the Court approving the Arrangement as provided for in Section 2.2;

(s)

“Governmental Entity” means any (i) multinational, federal, provincial, territorial, state, regional, municipal, local or other government, governmental or public department, central bank, court, tribunal, arbitral body, commission, board, bureau or agency, domestic or foreign, (ii) subdivision, agent, commission, board, or authority of any of the foregoing, or (iii) quasi-governmental or private body exercising any regulatory, expropriation or taxing authority under or for the account of any of the foregoing;

(t)

“HSR Act” means the United States Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended

(u)

“Law” means all statutes, regulations, statutory rules, policies, orders, and terms and conditions of any grant of approval, permission, authority or license of any court, Governmental Entity, statutory body or regulatory authority (including the SEC, AMEX, and TSXV), and the term “applicable” with respect to such Law and in the context that refers to one or more Persons, means that such Law applies to such Person or Persons or its or their business, undertaking, property or securities and emanates from a Governmental Entity, statutory body or regulatory authority having jurisdiction over the Person or Persons or its or their business, undertaking, property or securities;

(v)

“Lien” means any mortgage, hypothec, prior claim, lien, pledge, assignment for security, security interest, lease, option, right of third parties or other charge or encumbrance, including the lien or retained title of a conditional vendor, and any easement, servitude, right of way or other encumbrance on title to real or immovable property or personal or movable property;

(w)

"Material Adverse Change" means any change (or any condition, event or development involving a prospective change) in the business, operations, results of operations, assets, capitalization, financial condition, licenses, permits, concessions, rights, liabilities, prospects or privileges, whether contractual or otherwise, of Timberline or Staccato (as applicable) which has a Material Adverse Effect on Timberline or Staccato (as applicable);

(x)

"Material Adverse Effect" means any effect that is, or would reasonably be expected to be, material and adverse to the business, operations, results of operations, assets, prospects, capitalization or financial condition of Timberline or Staccato (as applicable) or that would prevent or materially impair or delay the ability of Timberline or Staccato (as applicable) to consummate the transactions contemplated by this Agreement (including the Plan of Arrangement) and any agreements contemplated hereunder; but “Material Adverse Effect” shall not include an effect resulting from (i)  an action taken by Timberline or Staccato (as applicable) to which the other party consented to in writing; (ii) conditions affecting the mineral exploration industry generally in the jurisdictions in which Timberline or Staccato (as applicable) holds its assets, taken as a whole including, without limitation, changes in commodity prices or Taxes; or (iii)  general economic, financial, currency exchange, securities or commodity market conditions in Canada and the United States including, without limitation, changes in currency exchange rates;

(y)

"material fact", "material change" and "misrepresentation" have the meanings ascribed to them by the Securities Act (British Columbia);

(z)

“Mineral Properties” means, with respect to a Party, the natural or mineral resource or exploration properties of the Party or its subsidiaries, and for greater certainty includes any mines or development projects in which the Party or its subsidiaries has an interest;

(aa)

“Owned Real Property” means, with respect to a Party, the real property owned by the Party or its subsidiaries that is material to the conduct of the business of the Party or its subsidiaries;

(bb)

“Party” means either Timberline or Staccato, as the case may be;

(cc)

“Permitted Liens” means, with respect to a Party and its subsidiaries:

(a)

conflicts and overlaps of unpatented mining claims on fee lands; conflicting unpatented mining claims for which no maps were filed as required by law; the possibility that the boundaries of unpatented mining claims may not be marked on the ground; the possibility that unpatented mining claims may not have been located on open public lands; determinations whether unpatented mining claims should be located in the form of lodes or placers; rights granted to third parties by governmental entities or by statute to use the surface of lands covered by unpatented mining claims; and rights that would have been shown by a careful physical inspection or by an accurate survey of unpatented mining claims;

(b)

any rights-of-way or other rights granted by Governmental Entities;

(c)

rights vested in or exercisable by Indigenous peoples including such rights arising out of the designation of lands in the U.S. as Indian Country;

(d)

inchoate or statutory liens for Taxes not at the time overdue, and inchoate or statutory liens for overdue Taxes the validity of which the Party or its Subsidiaries owing such Taxes is contesting in good faith but only for so long as such contestation effectively postpones enforcement of any such liens or Taxes;

(e)

statutory liens incurred or deposits made in the ordinary course of the business of the Party and its subsidiaries in connection with workers’ compensation, unemployment insurance and similar legislation, but only to the extent that each such statutory lien or deposit relates to amounts not yet due;

(f)

liens and privileges arising out of any judgment with respect to which the Party or any of its subsidiaries intends to prosecute an appeal or proceedings for review but only for so long as there is a stay of execution pending the determination of such appeal or proceedings for review;

(g)

security given by the Party or any of its Subsidiaries to a public utility or any Governmental Entity when required in the ordinary course of business of the Party and its subsidiaries;

(h)

undetermined or inchoate construction or repair or storage liens arising in the ordinary course of the business of the Party and its subsidiaries, a claim for which has not been filed or registered pursuant to law or of which notice in writing has not been given to the Party or its subsidiaries;

(i)

any reservations or exceptions contained in the original grants from the Crown or government, as applicable, and the paramount title of the government to lands covered by unpatented mining claims;

(j)

easements, including rights of way for, or reservations or rights of others relating to, sewers, water lines, gas lines, pipelines, electric lines, telegraph and telephone lines and other similar products or services and any registered restrictions or covenants that run with the land, provided that there has been compliance with the provisions thereof and that they do not in the aggregate materially detract from the value of the Owned Real Property and will not materially and adversely affect the ability of the Party and its subsidiaries to carry on their business as it has been carried on in the past; and

(k)

zoning by laws, ordinances or other restrictions as to the use of real property, and agreements with other Persons registered against title to the Owned Real Property, provided that they do not in the aggregate materially detract from the value of the Owned Real Property and will not materially and adversely affect the ability of the Party and its subsidiaries to carry on their business as it has been carried on in the past.

(dd)

“Person” includes any individual, firm, partnership, joint venture, venture capital fund, limited liability company, unlimited liability company, association, trust, trustee, executor, administrator, legal personal representative, estate, group, body corporate, corporation, unincorporated association or organization, Governmental Entity, syndicate or other entity, whether or not having legal status;

(ee)

"Plan of Arrangement" means the plan of arrangement under Section 288 of the BCBCA attached hereto as Schedule "A";

(ff)

“Real Property Leases” means with respect to a Party the leases, subleases, easements and other agreements under which the Party or any of its subsidiaries uses or occupies or has the right to use or occupy, now or in the future, any real property that is material to the conduct of the business of the Party or its subsidiaries;

(gg)

"Registrar" means the Registrar of Companies appointed pursuant to the BCBCA;

(hh)

 “SEC” means the United States Securities and Exchange Commission;

(ii)

"Section 3(a)(10) Exemption" has the meaning ascribed thereto in Section 2.3;

(jj)

“Securities Administrators” means, collectively, the Canadian Securities Administrators and the U.S. Securities Administrators;

(kk)

“Securities Legislation” means the Canadian Securities Legislation, U.S. Securities Law and the published instruments and rules of any Governmental Entity administering those statutes, as well as the rules, regulations, by laws and policies of all applicable Securities Administrators, the TSXV and AMEX;

(ll)

“Staccato Break Fee” has the meaning ascribed thereto in Section 8.2;

(mm)

“Staccato Expense Reimbursement Fee” has the meaning ascribed thereto in Section 8.5;

(nn)

"Staccato Information Circular" means the information circular to be sent to the Staccato Securityholders in connection with the Staccato Meeting;

(oo)

"Staccato Material Subsidiary" has the meaning ascribed thereto in Subsection 3.2(a);

(pp)

"Staccato Meeting" has the meaning ascribed thereto in the Plan of Arrangement;

(qq)

"Staccato Options" means options to purchase Staccato Shares granted under Staccato’s stock option plan;

(rr)

"Staccato Public Record" has the meaning ascribed thereto in Subsection 3.2(l);

(ss)

"Staccato Securities" means the Staccato Options, Staccato Shares, Staccato Warrants and other securities convertible into Staccato Shares;

(tt)

"Staccato Securityholders" means the holders of Staccato Securities;

(uu)

"Staccato Shares" means the common shares without par value in the capital of Staccato;

(vv)

"Staccato Shareholders" means the holders of Staccato Shares;

(ww)

"Staccato Warrants" means the issued and outstanding warrants entitling the holders thereof to purchase Staccato Shares;

(xx)

"Superior Proposal" has the meaning ascribed thereto in Section 8.7;

(yy)

“Support Agreements” means the agreements dated as of the date hereof between the relevant  Party and each of the Supporting Shareholders, respectively, pursuant to which the Supporting Shareholders have agreed to support the Arrangement and to vote in favour of the Arrangement;

(zz)

“Supporting Shareholders” means the officers and directors of the relevant Party;

(aaa)

"Tax Act" means the Income Tax Act (Canada) R.S.C. 1985 (5th Supp.) c. 1, and the regulations promulgated thereunder, as now in effect and as it may be amended from time to time prior to the Effective Date;

(bbb)

"Taxes" includes any taxes, duties, fees, premiums, assessments, imposts, levies and other charges of any kind whatsoever imposed by any Governmental Entity, including all interest, penalties, fines, additions to tax or other additional amounts imposed by any Governmental Entity in respect thereof, and including those levied on, or measured by, or referred to as, income, gross receipts, profits, capital, transfer, land transfer, sales, goods and services, harmonized sales, use, value-added, excise, stamp, withholding, business, franchising, property, development, occupancy, employer health, payroll, employment, health, social services, education and social security taxes, all surtaxes, all customs duties and import and export taxes, countervail and anti-dumping duties, all license, franchise and registration fees and all employment insurance, health insurance and Canada and other government pension plan premiums or contributions;

(ccc)

"Tax Returns" includes all returns, reports, declarations, elections, notices, filings, forms, statements and other documents (whether in tangible, electronic or other form) and including any amendments, schedules, attachments, supplements, appendices and exhibits thereto, made, prepared, filed or required to be made, prepared or filed by law in respect of Taxes;

(ddd)

“Third Party” means any person other than the parties hereto and their affiliates;

(eee)

“Third Party Claim” has the meaning ascribed thereto in Section 7.2;

(fff)

"Timberline Break Fee" has the meaning ascribed thereto in Section 8.3;

(ggg)

“Timberline Expense Reimbursement Fee” has the meaning ascribed thereto in Section 8.4;

(hhh)

"Timberline Information Circular" means the information circular to be sent to holders of Timberline Shareholders in connection with the Timberline Meeting;

(iii)

"Timberline Material Subsidiaries" has the meaning ascribed thereto in Subsection 3.1(a);

(jjj)

"Timberline Meeting" means the special meeting of the Timberline Shareholders to be held to consider and, if thought fit, to approve the Arrangement, among other things;

(kkk)

"Timberline Options" means options to purchase Timberline Shares granted under Timberline’s stock option plan;

(lll)

"Timberline Public Record" has the meaning ascribed thereto in Subsection 3.1(l);

(mmm)

"Timberline Securities" means the Timberline Shares, Timberline Options, Timberline Warrants and other securities convertible into Timberline Shares;

(nnn)

"Timberline Securityholders" means the holders of Timberline Securities;

(ooo)

"Timberline Shares" means the shares of common stock with par value of $0.001 in the capital of Timberline;

(ppp)

"Timberline Shareholders" means the holders of Timberline Shares;

(qqq)

"Timberline Warrants" means the issued and outstanding warrants entitling the holders thereof to purchase Timberline Shares;

(rrr)

"Third Party" has the meaning ascribed thereto in Section 8.1;

(sss)

"TSXV" means the TSX Venture Exchange;

(ttt)

"U.S. Exchange Act" means Securities Exchange Act of 1934, as amended, of the United States;

(uuu)

“U.S. GAAP” means accounting principles generally accepted in the United States of America from time to time and which meet the standards established by the Public Company Accounting Oversight Board (United States); and

(vvv)

"U.S. Securities Act" has the meaning ascribed thereto in Section 2.3.

(www)

“U.S. Securities Administrators” means, collectively, the SEC and any state securities commission or similar regulatory authority of any state of the United States;

(xxx)

“U.S. Securities Law” means all applicable securities legislation in the United States, including without limitation, the U.S. Securities Act and the U.S. Exchange Act, and the rules and regulations promulgated thereunder, including judicial and administrative interpretations thereof, and the securities laws of the states of the United States.

1.2

Interpretation Not Affected by Headings, etc.

The division of this Agreement into Articles, Sections and other portions and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.  Unless otherwise indicated, all references to an “Article”, “Section” or “Schedule” followed by a number and/or a letter refer to the specified Article or Section of or Schedule to this Agreement.  The terms “this Agreement” and, unless otherwise specified, the terms “hereof”, “herein” and “hereunder” and similar expressions, refer to this Agreement (including the Schedules hereto) and not to any particular Article, Section or other portion hereof.

1.3

Number and Gender

In this Agreement, unless the context otherwise requires, words used herein importing the singular include the plural and vice versa and words importing gender include all genders.

1.4

Date of Any Action

In the event that any date on which any action is required to be taken hereunder by any of the Parties is not a Business Day, such action shall be required to be taken on the next succeeding day which is a Business Day.

1.5

Subsidiaries

Notwithstanding any other provision hereof, to the extent any covenants contained herein relate, directly or indirectly, to a subsidiary of either Timberline or Staccato, each such provision will be construed as a covenant by Timberline or Staccato, as the case may be, to cause (to the fullest extent to which it is legally capable) that subsidiary to perform the required action.

1.6

Currency

Unless otherwise stated, all references in this Agreement to sums of money are expressed in lawful money of Canada.

1.7

Knowledge

Each reference herein to the knowledge of a Party means, unless otherwise specified, the existing knowledge of every vice president or more senior officer of such Party.

1.8

Statutory References

Except as expressly stated otherwise, any reference in this Agreement to a statute includes all rules and regulations made thereunder, all amendments to that statute or the rules and regulations made thereunder in force from time to time, and any statute or rule or regulation that supplements or supersedes that statute or the rules or regulations made thereunder.

1.9

Entire Agreement

This Agreement and the other agreements and documents referred to herein, constitute the entire agreement between the Parties pertaining to the terms of the Arrangement and ancillary arrangements and supersede all other prior agreements, understandings, negotiations and discussions, whether oral or written, between the Parties with respect to the terms of the Arrangement and such arrangements.

1.10

Accounting Matters

Unless otherwise stated, all accounting terms used in this Agreement:

(a)

In respect of Timberline and its subsidiaries shall have the meanings attributable thereto under U.S. GAAP and all determinations of an accounting nature required to be made hereunder in respect of Timberline shall be made in a manner consistent with U.S. GAAP as historically applied by Timberline; and

(b)

in respect of Staccato and its subsidiaries shall have the meanings attributable thereto under Canadian GAAP and all determinations of an accounting nature required to be made hereunder in respect of Staccato shall be made in a manner consistent with Canadian GAAP as historically applied by Staccato.

1.11

Schedules

The following are the Schedules are annexed to this Agreement, and are hereby incorporated by reference to this Agreement and form a part hereof:

Schedule A:

Plan of Arrangement

Schedule B:

Outstanding Staccato Options, Staccato Warrants and Staccato Securities

Schedule C:

Outstanding Timberline Options, Timberline Warrants and Timberline Securities

2.0

ARRANGEMENT

2.1

The Arrangement

The parties agree to carry out the Arrangement on the terms as set out in the Plan of Arrangement.

From and after the Effective Date, the Plan of Arrangement will have all of the effects provided therein and by applicable Laws, including the BCBCA.

2.2

Court Proceedings

Staccato shall, as soon as reasonably practicable, but in any event not later than March 31, 2010 or such later date as the parties may agree, apply to the Court pursuant to Section 288 of the BCBCA for the interim order of the Court (the “Interim Order”) providing for, among other things, the calling and holding of the Staccato Meeting for the purpose of considering and, if deemed advisable, approving the Arrangement, and for the form of approval by Staccato Securityholders of the Arrangement.  If the approval of the Arrangement as set forth in the Interim Order is obtained, Staccato shall take the necessary steps to submit the Arrangement to the Court and apply for the final order (the "Final Order") in such fashion as the Court may direct and, as soon as practicable thereafter, and subject to satisfaction or waiver of any other conditions provided for in this Agreement, Staccato shall file with the Registrar, pursuant to Section 292 of the BCBCA, a certified copy of the Final Order and all other necessary documents to give effect to the Arrangement.

2.3

The parties agree that the Arrangement will be carried out with the intention that all Timberline Shares and other Timberline Securities issued on completion of the Arrangement to the Staccato Securityholders will be issued by Timberline in reliance on the exemption from the registration requirements of the United States Securities Act of 1933, as amended (the "U.S. Securities Act"), provided by Section 3(a)(10) of the U.S. Securities Act (the "Section 3(a)(10) Exemption").  In order to ensure the availability of the Section 3(a)(10) Exemption, the parties agree that the Arrangement will be carried out on the following basis:

(a)

the Arrangement will be subject to the approval of the Court;

(b)

the Court will be advised as to the intention of the parties to rely on the Section 3(a)(10) Exemption prior to the hearing required to approve the Arrangement;

(c)

the Court will be required to satisfy itself as to the fairness of the Arrangement to the Staccato Securityholders subject to the Arrangement;

(d)

the Final Order approving the Arrangement that is obtained from the Court will expressly state that the Arrangement is approved by the Court as being fair to the Staccato Securityholders;

(e)

Staccato will ensure that each Staccato Securityholder entitled to receive Timberline Securities on completion of the Arrangement will be given adequate notice advising them of their right to attend the hearing of the Court to give approval of the Arrangement and providing them with sufficient information necessary for them to exercise that right;

(f)

the Staccato Securityholders will be advised that the Timberline Securities issued in the Arrangement have not been registered under the U.S. Securities Act and will be issued  by Timberline in reliance on the exemption from the registration requirements of the U.S. Securities Act provided by Section 3(a)(10) of the U.S. Securities Act and may be subject to restrictions on resale under the securities laws of the United States, including, as applicable, Rule 144 under the U.S. Securities Act with respect to affiliates of Timberline;

(g)

the Interim Order approving the Staccato Meeting will specify that each Staccato Securityholder will have the right to appear before the Court at the hearing of the Court to give approval of the Arrangement so long as they enter an appearance within a reasonable time; and

(h)

the Final Order shall include a statement to the following effect:

“This Order will serve as a basis of a claim to an exemption, pursuant to section 3(a)(10) of the United States Securities Act of 1933, as amended, from the registration requirements otherwise imposed by that act, regarding the distribution of securities of Timberline, pursuant to the Plan of Arrangement.”

3.0

REPRESENTATIONS AND WARRANTIES

Representations and Warranties of Timberline

3.1

As at the date of this Agreement and as at the Closing Date, Timberline represents and warrants to Staccato, and acknowledges that Staccato is relying thereon, that, except as disclosed in the Timberline Public Record:

(a)

Timberline's only material subsidiaries are Timberline Drilling Inc. and World Wide Exploration S.A. de C.V (collectively, the "Timberline Material Subsidiaries"), all of which are directly or indirectly 100% owned by Timberline, and Timberline does not at present own shares in and is not a party to any agreement of any nature to acquire any shares in any other corporation or entity which is material to its business and operations, other than pursuant to this Agreement and is not a party to any agreement to acquire or lease any other business operations;

(b)

each of Timberline and the Timberline Material Subsidiaries, is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, continuance or amalgamation and has the corporate power to own or lease its property and assets and to carry on its business as now conducted by it, is duly licensed or qualified as a foreign corporation in each jurisdiction in which the character of the property and assets now owned by it or the nature of its business as now conducted by it requires it to be so licensed or qualified (save where failure to have such licence or qualification would not in the aggregate have a Material Adverse Effect);

(c)

Timberline has the corporate power to enter into this Agreement and, subject to obtaining the requisite approvals contemplated hereby, to carry out its respective obligations hereunder;

(d)

as of the date hereof:

(i)

the authorized capital of Timberline consists of 100,000,000 shares of common stock with par value of $0.001 and 10,000,000 shares of preferred stock with par value of $0.01 of which a total of 41,244,398 shares of common stock and nil shares of preferred stock were issued and outstanding as of March 22, 2010; and

(ii)

other than as set forth in Schedule “C” hereto, Timberline has no unexercised Timberline Options, no unexercised Timberline Warrants outstanding and no other Timberline Securities issued or outstanding which entitle the holder to purchase any other Timberline Securities up to the Effective Date of the Arrangement;

(e)

the Timberline Shares issuable pursuant to the Arrangement will, upon their issuance, be validly issued and outstanding, fully paid and non-assessable shares of common stock of Timberline and will form part of a class of shares of common stock that is listed and posted for trading on Amex;

(f)

neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated by this Agreement will conflict with, result in a breach or default of, accelerate the performance required by any agreement to which Timberline or any of the Timberline Material Subsidiaries is a party, or create a state of facts, which after notice or lapse of time or both, will result in a breach by Timberline or any of the Timberline Material Subsidiaries of (i) any Law applicable to Timberline or the Timberline Material Subsidiaries, subject to obtaining necessary regulatory approvals; (ii) the constating documents, articles or resolutions of the directors or shareholders of Timberline or any of the Timberline Material Subsidiaries which are in effect at the date hereof; (iii) any mortgage, note, indenture, contract, agreement, instrument, lease or other document to which Timberline or the Timberline Material Subsidiaries is a party, except such as would not result in a Material Adverse Effect; or (iv) any judgment, decree or order binding Timberline or the Timberline Material Subsidiaries or the property or assets of Timberline or the Timberline Material Subsidiaries;

(g)

there are no agreements, covenants, undertakings or other commitments of Timberline or the Timberline Material Subsidiaries, including partnerships or joint ventures of which Timberline or the Timberline Material Subsidiaries is a partner or member, under which the consummation of the Arrangement would:

(i)

have the effect of imposing restrictions or obligations on Timberline or the Timberline Material Subsidiaries materially greater than those imposed upon Timberline or the Timberline Material Subsidiaries or any such partnership or joint venture at the date hereof; or

(ii)

give a third party a right to terminate any material agreement to which Timberline or the Timberline Material Subsidiaries or any such partnership or joint venture is a party or to purchase any of their respective assets; or

(iii)

impose material restrictions on the ability of Timberline or the Timberline Material Subsidiaries to carry on any business which they might choose to carry on within any geographical area, to acquire property or dispose of their property and assets in their entirety or to change their corporate status; or

(iv)

impose material restrictions on the ability of Timberline or the Timberline Material Subsidiaries to pay any dividends or make other distributions to their shareholders or to borrow money and to mortgage and pledge their property as security therefor;

(h)

there are no actions, suits or proceedings, pending or, to the knowledge of Timberline, threatened against or affecting Timberline or the Timberline Material Subsidiaries, or any of their principals, at law or in equity, or before or by any federal, provincial, state, municipal or other governmental department, commission, board, bureau or agency, domestic or foreign, and Timberline is not  aware of any existing grounds on which any such action, suit or proceeding might be commenced with any reasonable likelihood of success against Timberline or the Timberline Material Subsidiaries, except where such would not result in a Material Adverse Effect;

(i)

this Agreement has been duly authorized, executed and delivered by Timberline and constitutes a legal, valid and binding obligation, enforceable against Timberline in accordance with its terms subject to bankruptcy, insolvency and other applicable laws affecting creditors' rights generally and to general principles of equity;

(j)

the latest audited financial statements of Timberline for the fiscal year ended September 30, 2009 to be disclosed in the Staccato Information Circular are true and correct in every material respect, and have been prepared in accordance with US GAAP and fairly reflect the consolidated financial position of Timberline as at the date of such financial statements and the results of its operations for the period then ended;

(k)

the unaudited financial statements of Timberline for the interim period ended December 31, 2009 to be disclosed in the Staccato Information Circular are true and correct in every material respect, and have been prepared in accordance with US GAAP and fairly reflect the consolidated financial position of Timberline as at the date of such financial statements and the results of its operations for the period then ended;

(l)

Timberline has filed with all applicable Securities Administrators (including exchanges and markets) all material information and documents required to be filed with such authorities under the requirements of the U.S Exchange Act (the "Timberline Public Record") and the statements set forth in the Timberline Public Record are true, correct and complete and do not contain any misrepresentation as of the dates on which they were made under the circumstances in which they were made;

(m)

except as disclosed in the Timberline Public Record, the Timberline Shares are listed on Amex and Timberline is in compliance with all rules, regulations and policies of the Amex in all material respects;

(n)

Timberline is not in default in any material respect of any requirement of any Laws or Governmental Authority having jurisdiction over any securities of Timberline, except where such would not result in a Material Adverse Effect;

(o)

Timberline is WTO Investor for the purposes of the Investment Canada Act, R.S.C. 1985, c.28 (1st Supplement), as amended;

(p)

the description of the business of Timberline, its financial condition, assets and properties as provided to Staccato for inclusion in the Staccato Information Circular will not contain any untrue statement of a material fact or omit to state any material fact necessary to make such description not misleading in light of the circumstances in which they are made and will contain all information required by all applicable Laws;

(q)

there are no known or anticipated material liabilities of Timberline or the Timberline Material Subsidiaries of any kind whatsoever (including absolute, accrued or contingent liabilities) nor any commitments whether or not determined or determinable, in respect of which Staccato is or may become liable other than the liabilities disclosed on, reflected in or provided for in the financial statements referred to in paragraphs (j) and (k) of this Section 3.1, the Timberline Public Record, or to be reflected in the Staccato Information Circular or incurred in the ordinary course of business;

(r)

the corporate records and minute books of Timberline or the Timberline Material Subsidiaries as required to be maintained by them under the laws of their respective jurisdictions of incorporation are up to date and contain complete and accurate minutes of all meetings of its directors, any committees of the board of directors and shareholders held and all resolutions consented to in writing;

(s)

each of Timberline and the Timberline Material Subsidiaries owns good and marketable title to its property and assets free and clear of any and all mortgages, liens, pledges, charges, security interests, encumbrances, actions, claims or demands of any nature whatsoever or howsoever arising which would have a Material Adverse Effect on the property or assets of Timberline or the Timberline Material Subsidiaries except as disclosed in the Staccato Information Circular and all agreements by which Timberline and the Timberline Material Subsidiaries hold an interest in a property, business or assets are in good standing according to their terms and the properties are in good standing under the applicable laws of the jurisdictions in which they are situated and all filings and work commitments required to maintain the properties are in good standing, have been properly recorded and filed in a timely manner with the appropriate regulatory body and there are no mortgages, charges, encumbrances or any other interests in or on such properties other than as disclosed in the Timberline Public Record;

(t)

each of Timberline and the Timberline Material Subsidiaries has duly filed on a timely basis all Tax Returns required to be filed by it and has paid or withheld and remitted, as applicable, all Taxes which are due and payable or required to be withheld or remitted, and has paid all assessments and reassessments, and all other Taxes due and payable by it on or before the date hereof; adequate provision has been made for Taxes payable for the current period for which Tax Returns are not yet required to be filed; there are no agreements, waivers or other arrangements providing for an extension of time with respect to the filing of any Tax Return by, or payment of any Tax by Timberline or any Timberline Material Subsidiary; there are no actions, suits, proceedings, investigations or claims commenced or to the knowledge of Timberline, threatened or contemplated against Timberline or any Timberline Material Subsidiary in respect of Taxes or any matters under discussion with any Governmental Entity relating to Taxes asserted by any such Governmental Entity;

(u)

each of Timberline and the Timberline Material Subsidiaries is in compliance in all respects with each license and permit held by it and is not in any respect in violation of, or default under, the applicable statutes, ordinances, rules, regulations, orders or decrees (including, without limitation, Environmental Laws) of any governmental entities, regulatory agencies or bodies having, asserting or claiming jurisdiction over it or over any part of its operations or assets, except in all cases above where such would not result in a Material Adverse Effect;

(v)

except where such would not result in a Material Adverse Effect, each of Timberline and the Timberline Material Subsidiaries: (i) is in compliance with any and all applicable Environmental Laws; (ii) has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business as currently conducted; (iii) is in compliance with all terms and conditions of each such permit, license or approval; (iv) confirms that there have been no past, and, to the knowledge of Timberline, there are no pending or threatened claims, complaints, notices or requests for information received by Timberline or the Timberline Material

Subsidiaries with respect to any alleged material violation of any Environmental Law; and (v) confirms that no conditions exist at, on or under any property now or previously owned, leased or occupied by Timberline or the Timberline Material Subsidiaries which, with the passage of time, or the giving of notice or both, would give rise to liability under any Environmental Law;

(w)

neither Timberline or the Timberline Material Subsidiaries, nor to Timberline's knowledge, any other person, has ever caused or permitted hazardous or toxic waste to be placed, held, located or disposed of on, under or at any lands or premises owned, leased or occupied by Timberline or the Timberline Material Subsidiaries otherwise than in compliance with applicable Environmental Laws and no notice has been received by Timberline of any action or potential liability in respect thereof and, to the knowledge of Timberline, no civil, criminal or enforcement actions or complaints in respect thereof are threatened, pending or have been commenced against Timberline or the Timberline Material Subsidiaries;

(x)

there are no environmental audits, evaluations, assessments, studies or tests that were commissioned by Timberline respecting the business, operations, properties or facilities of Timberline or the Timberline Material Subsidiaries;

(y)

there is no agreement, judgment, injunction, order or decree binding upon Timberline or any of the Timberline Material Subsidiaries that has or could reasonably be expected to have the effect of prohibiting, restricting or materially impairing any business practice of Timberline or the Timberline Material Subsidiaries, any acquisition of property by Timberline or the Timberline Material Subsidiaries or the conduct of business by Timberline or the Timberline Material Subsidiaries as currently conducted other than such agreements, judgments, injunctions, orders or decrees which would not, individually or in the aggregate, have a Material Adverse Effect on Timberline;

(z)

the board of directors of Timberline has:

(i)

determined unanimously that, as of the date of this Agreement, the Arrangement is fair to the Timberline Shareholders and is in the best interests of Timberline; and

(ii)

determined unanimously, as of the date of this Agreement, to recommend that the Timberline Shareholders vote in favour of the Timberline Resolution;

(aa)

Management of Timberline has established and maintained a system of disclosure controls and procedures designed to provide reasonable assurance that information required to be disclosed by Timberline in its annual filings, interim filings or other reports filed, furnished or submitted by it under applicable Securities Legislation is recorded, processed, summarized and reported within the time periods specified in such legislation, laws and rules. Such disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that information required to be disclosed by Timberline in its annual filings, interim filings or other reports filed, furnished or submitted under applicable Securities Legislation is accumulated and communicated to Timberline’s management, including its chief executive officer and chief financial officer (or Persons performing similar functions), as appropriate to allow timely decisions regarding required disclosure

(bb)

except as disclosed in the Timberline Public Record, (i) Timberline maintains internal control over financial reporting (as defined in Rule 13a-15 under the U.S. Exchange Act, (ii) such internal control over financial reporting is effective in providing reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles and includes policies and procedures that (a) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of Timberline, (b) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with US GAAP, and that receipts and expenditures of Timberline are being made only in accordance with authorizations of management and directors of Timberline, and (c) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of Timberline’s assets that could have a material effect on its financial statements and (iii) Timberline has disclosed, based on the most recent evaluation of its chief executive officer and its chief financial officer prior to the date hereof, to Timberline’s auditors and the audit committee of Timberline’s board of directors (a) any significant deficiencies in the design or operation of its internal controls over financial reporting that are reasonably likely to adversely affect Timberline’s ability to record, process, summarize and report financial information and has identified for Timberline’s auditors and Timberline’s board of directors any material weaknesses in internal control over financial reporting and (b) any fraud, whether or not material, that involves management or other employees who have a significant role in Timberline’s internal control over financial reporting;

(cc)

the books, records and accounts of Timberline and the Timberline Material Subsidiaries, in all material respects, (i) have been maintained in accordance with good business practices and on a basis consistent with prior years, except as otherwise disclosed in Timberline Public Documents), (ii) are stated in reasonable detail and accurately and fairly reflect the transactions and dispositions of the assets of Timberline and the Timberline Material Subsidiaries and (iii) accurately and fairly reflect the basis for the Timberline financial statement in paragraphs (j) and (k) of this Section 3.1;

(dd)

except for:

(i)

the transaction contemplated hereby, or

(ii)

any change, condition, event or circumstance disclosed in the Timberline Public Documents,

Timberline has not been subject to any Material Adverse Change since September 30, 2009, and since such date, there has not been any damage, loss or other change of any kind whatsoever in circumstances materially affecting the business, assets, rights or capacity of Timberline or the Timberline Material Subsidiaries to conduct its respective business, such business having been conducted in the ordinary course;

(ee)

all material contracts and agreements of Timberline and the Timberline Material Subsidiaries have been disclosed in Timberline’s Public Documents and true and correct copies of each or in the case of oral contracts, summaries of the material terms thereof) have been provided to Staccato.  Timberline and the Timberline Material Subsidiaries are in compliance in all material respects with all material contracts, agreements, indentures, leases, policies, instruments and licences in connection with the conduct of their respective businesses and all such material contracts, agreements, indentures, leases, policies, instruments and licences are valid and binding in accordance with their terms (subject, however, to limitations with respect to enforcement imposed by Law in connection with bankruptcy or similar proceedings, the equitable power of the courts to stay proceedings before them and the execution of judgments and to the extent that equitable remedies such as specific performance and injunction are in the discretion of the courts from which they are sought) and in full force and effect, and no breach or default by Timberline or the Timberline Material Subsidiaries or event which, with notice or lapse of time or both, could constitute a material breach or material default by Timberline or the Timberline Material Subsidiaries, exists with respect thereto;

(ff)

Timberline maintains, for itself and the Timberline Material Subsidiaries, policies of insurance in force as at the date hereof that adequately cover all those risks reasonably and prudently foreseeable in the current operation and conduct of their respective businesses which, having regard to the nature of such risk and the relative costs of obtaining insurance, it is reasonable to seek rather than to provide for self-insurance, and all of the policies in respect of such insurance coverage are in good standing in all respects and not in default in any material respect, except where the failure to obtain such insurance coverage would not reasonably be expected to have a Material Adverse Effect on Timberline;

(gg)

Benefit Plans

(i)

Timberline has provided to Staccato copies of all Benefit Plans of Timberline and the Timberline Material Subsidiaries;

(ii)

Timberline and the Timberline Material Subsidiaries have complied, in all material respects, with all of the terms of their respective Benefit Plans, including the provisions of any collective agreements, funding and investment contracts or obligations applicable thereto, arising under or relating to each Benefit Plan, whether written or oral, which are maintained by or binding upon Timberline or the Timberline Material Subsidiaries.  All such Benefit Plans have been administered in accordance with the documents governing the Benefit Plans and all reports and filings with Governmental Entities required in connection with each Benefit Plan have been timely made;

(iii)

All Benefit Plans of Timberline and the Timberline Material Subsidiaries are fully funded and in good standing with such Governmental Entities as may be applicable and no notice of underfunding, non-compliance, failure to be in good standing or otherwise has been received by Timberline or the Timberline Material Subsidiaries from any such Governmental Entities.  No action has been taken, no event has occurred and no condition or circumstance exists that has resulted in, or could reasonably be expected to result in, any Benefit Plan of Timberline or the Timberline Material Subsidiaries, being ordered or required to be terminated or wound up in whole or in part or having its registration under applicable legislation refused or revoked, or being placed under the administration of any trustee or receiver or regulatory authority;

(hh)

Employment Matters

(i)

None of Timberline or the Timberline Material Subsidiaries:

(a)

is a party to any collective bargaining agreement or letter of understanding, letter of intent or other written communication with any trade union, council of trade unions, employee bargaining agency or affiliated bargaining agent which may qualify as a trade union, which would apply to any employees of Timberline or the Timberline Material Subsidiaries, nor has any trade union, council of trade unions, employee bargaining agency or affiliated bargaining agent applied or threatened to apply for certification as bargaining agent for the employees of Timberline or the Timberline Material Subsidiaries, nor is there a threatened or apparent union-organizing campaign for employees not covered under a collective bargaining agreement; or

(b)

subject to any current, pending or threatened strike or lockout;

(ii)

Timberline or the Timberline Material Subsidiaries have been and are being operated in compliance in all material respects with all applicable Laws relating to employees including, but not limited to, employment and labour standards, labour risk prevention measures, social security and other contributions, occupational health and safety, employment equity, pay equity, pay practices, workers’ compensation, equal employment opportunity, human rights and labour relations and there are no current, pending or, to Timberline’s knowledge, threatened, complaints, charges, orders and its investigations, prosecutions, litigation, proceedings or claims against Timberline or the Timberline Material Subsidiaries before any federal, state, municipal or other Governmental Entity, commission, board, bureau, agency or arbitrator, arbitration tribunal or instrumentality, whether domestic or foreign based on, arising out of, in connection with, or otherwise relating to unfair labour practices, the employment application for employment of or termination of employment of any individual by Timberline or the Timberline Material Subsidiaries respecting employment or labour standards, including but not limited to employment equity, pay equity, labour relations, workers’ compensation or workplace safety and insurance, occupational health and safety, privacy, wrongful dismissal or human rights laws;

(iii)

There are no material notices of assessment, provisional assessment, reassessment, supplementary assessment, penalty assessment or increased assessment  or any other communications related thereto which Timberline or the Timberline Material Subsidiaries has received from any workers’ compensation or workplace safety and insurance board or similar authorities in any jurisdictions where the business is carried on which are unpaid on the date hereof or which will be unpaid at the Effective Date and there are no facts or circumstances which may result in a material increase in liability from any applicable workers’ compensation or workplace safety and insurance legislation, regulations or rules after the Effective Date. The accident cost experience of Timberline or the Timberline Material Subsidiaries is such that there are no such material pending or possible assessments and there are no claims or potential claims which may materially affect the accident cost experience of Timberline or the Timberline Material Subsidiaries;

(iv)

To the knowledge of Timberline, without investigation, no employee of Timberline or the Timberline Material Subsidiaries is bound by any non-compete agreement or other agreement or restriction of any kind that would impede in any way the ability of such employee to carry out fully all activities of such employee in furtherance of the business of Timberline or the Timberline Material Subsidiaries;

(ii)

Mineral Properties

(i)

The disclosure made in Timberline’s Public Documents (including without limitation technical reports) concerning Timberline’s Mineral Properties is complete and accurate in all material respects and all known facts of a scientific or technical nature are fully and accurately disclosed in Timberline’s most recent public technical report, related to such Mineral Properties, and nothing has come to the attention of Timberline to indicate that any of the foregoing statements are or may be inaccurate in any material respect;

(ii)

Timberline has provided to Staccato all material information regarding all Mineral Properties owned, leased, or otherwise held by Timberline or the Timberline Material Subsidiaries that are material to the conduct of the business of Timberline or the Timberline Material Subsidiaries, and all such information as made available to Staccato is true and correct in all material respects and no material fact or facts have been omitted therefrom which would make such information misleading;

(iii)

Except as disclosed in Timberline’s Public Documents, any and all of the agreements and other documents and instruments pursuant to which Timberline or the Timberline Material Subsidiaries hold their Mineral Properties and/or their interests and rights therein (including any interest in, or right to earn an interest in, any of their Mineral Properties) are valid and subsisting agreements, documents or instruments in full force and effect, enforceable in accordance with the terms thereof and neither Timberline or the

Timberline Material Subsidiaries is in default of any of the material provisions of any such agreements, documents or instruments nor has any such default been alleged.  All leases, licences and claims pursuant to which Timberline or the Timberline Material Subsidiaries hold their Mineral Properties and/or their interests and rights therein are in good standing in all material respects and neither Timberline or the Timberline Material Subsidiaries is in default of any of the material provisions of any such leases, licences and claims nor has any such default been alleged;

(iv)

Other than as disclosed in Timberline’s Public Record:

(a)

all interests and rights in Timberline’s Mineral Properties are (i) owned or held by Timberline or the Timberline Material Subsidiaries as owner thereof with good and marketable title, (ii) in good standing, valid, subsisting and enforceable under the applicable Laws of the jurisdictions in which the Mineral Properties are located, (iii) sufficient to permit Timberline or the Timberline Material Subsidiaries to carry on the business currently carried on by them with respect to the Mineral Properties, and (iv) free and clear of any title defects or Liens, other than Permitted Liens;

(b)

none of Timberline’s Mineral Properties or any mineral rights therein is subject to any option, pre-emption right, right of first refusal or purchase, or acquisition right;

(c)

no royalty or other payment is payable in respect of any of Timberline’s Mineral Properties and all work required to be performed in connection therewith has been performed;

(d)

there are no restrictions on the ability of Timberline or its Subsidiaries to use, transfer or otherwise exploit any of their interests and rights in their Mineral Properties, and Timberline does not know of any claim or basis for any claim that may adversely affect such rights or interests; and

(e)

Timberline has no knowledge of any claim or the basis for any claim that might or could materially and adversely affect the right thereof to use, transfer or otherwise exploit their interests and rights in Timberline’s Mineral Properties;

(v)

Timberline or the Timberline Material Subsidiaries have all surface rights, access rights and other property rights and interests relating to Timberline’s Mineral Properties necessary to permit Timberline or the Timberline Material Subsidiaries to carry on the business currently carried on by them with respect to those Mineral Properties, and no other property rights are necessary for the conduct of Timberline’s or the Timberline Material Subsidiaries’ business;

(jj)

Real Property

(i)

Timberline has provided to Staccato all material information regarding all Owned Real Property of Timberline and its Subsidiaries and all such information as made available to Staccato is true and correct in all material respects and no material fact or facts have been omitted therefrom which would make such information misleading.  Each of Timberline or the Timberline Material Subsidiaries has good and marketable title to all of its Owned Real Property, free and clear of all Liens, other than Permitted Liens;

(ii)

Timberline has provided to Staccato all material information regarding all Real Property Leases of Timberline and its Subsidiaries.  Each such Real Property Lease constitutes is valid and legally binding on the parties thereto, and is in full force and effect. All rents and other sums and charges payable by Timberline and the Timberline Material Subsidiaries as tenants under such Real Property Leases are current and no termination event or condition or uncured default on the part of Timberline or the Timberline Material Subsidiaries or, to Timberline’s knowledge, the landlord, exists under any such Real Property Lease.  Timberline and the Timberline Material Subsidiaries have a good and valid interest in each parcel of such leased real property, free and clear of all Liens, other than Permitted Liens;

(kk)

Condition of Property

All real and tangible personal property of Timberline and the Timberline Material Subsidiaries necessary for the conduct of the business currently carried on by Timberline and the Timberline Material Subsidiaries is in good repair and is operational and usable in the manner in which it is currently being utilized, subject to normal wear and tear and technical obsolescence, repair or replacement, except for such property whose failure to be in such condition does not, and could not be reasonably expected to have, a Material Adverse Effect on Timberline;

(ll)

Commissions and fees

Timberline has not entered into any agreement that would entitle any Person to any valid claim against Timberline for a broker’s commission, finder’s fee, expense reimbursement or any like payment in respect of the Arrangement or any other matter contemplated by this Agreement;

(mm)

Winding-up

There is no bankruptcy, liquidation, winding-up or other similar proceeding pending or in progress or, to the knowledge of Timberline threatened against Timberline or any of the Timberline Material Subsidiaries before any Governmental Entity;

(nn)

Solvency

There are reasonable grounds for believing that (i) Timberline is able to pay its liabilities as they become due, (ii) the realizable value of the assets of Timberline are not less than the aggregate of the liabilities thereof and the stated capital of all classes of shares thereof, and (iii) no creditor of Timberline will be prejudiced by the Arrangement;

(oo)

Shareholder Rights Plan

No shareholder rights plan is in force in respect of Timberline;

(pp)

Auditors

The auditors of Timberline are independent public accountants as required by applicable Laws and there is not now, and there has never been, any reportable disagreement with the present or any former auditors of Timberline;

(qq)

Intellectual Property

None of Timberline or the Timberline Material Subsidiaries own or license any patents, patent rights, trademarks, trade names, service marks, copyrights, know how or other proprietary intellectual property rights that are material to the conduct of the business of Timberline or the Timberline Material Subsidiaries and, with respect to its mineral property databases, Timberline or the relevant Timberline Material Subsidiary holds all such rights as are necessary to enable it to continue to use these databases, consistent with their past use or in the ordinary course of its business;

(rr)

Restrictions on Business

None of Timberline or the Timberline Material Subsidiaries is a party to or bound by any non-competition agreement or any other agreement, obligation, judgment, injunction, order or decree which purports to (i) limit the manner or the localities in which all or any material portion of the business of Timberline or the Timberline Material Subsidiaries are conducted, (ii) limit any business practice of Timberline or the Timberline Material Subsidiaries in any material respect, or (iii) restrict any acquisition or disposition of any property by Timberline or the Timberline Material Subsidiaries in any material respect;

(ss)

Cease Trade Orders

No order (or the equivalent) ceasing or suspending the trading of its securities or prohibiting the sale of securities by Timberline or the Timberline Material Subsidiaries has been issued and is in force as of the date hereof and, to the knowledge of Timberline, no proceedings for this purpose have been instituted or are pending, contemplated or threatened;

(tt)

Indebtedness to Directors, Officers and Securityholders

None of Timberline or the Timberline Material Subsidiaries is indebted to any of its directors or officers or any of their associates, to Timberline’s knowledge, to any Timberline securityholder;

(uu)

Indebtedness of Directors, Officers and Securityholders

None of the directors or officers of Timberline or any of their associates or, to Timberline’s knowledge, Timberline securityholders is indebted or under obligation to Timberline or to any of its Subsidiaries on any account whatsoever;

(vv)

Issuance of Timberline Shares

The Timberline Shares to be issued pursuant to the Arrangement will be duly and validly issued by Timberline on the date on which such shares are to be issued, and will, upon such issuance, be issued as fully paid and non-assessable shares;

(ww)

None of Timberline, the Timberline Material Subsidiaries or, to Timberline’s knowledge, any directors or officers, agents or employees of Timberline or the Timberline Material Subsidiaries, has (i) used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to political activity; (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns or violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or (iii) made any payment in the nature of criminal bribery;

(xx)

Information

All written information, data and materials made available by Timberline to Staccato in connection with the transactions contemplated by this Agreement is true, complete and correct in all material respects as at the respective dates of which it was prepared; and

(yy)

none of the representations, warranties or statements of fact made in this Section contain any untrue statement of a material fact or omit to state any material fact necessary to make any such warranty or representation not misleading.

Representations and Warranties of Staccato

3.2

As at the date of this Agreement and as at the Closing Date, Staccato represents and warrants to the other parties, and acknowledges that the other parties are relying thereon, that, except as disclosed on the Staccato Disclosure Schedule and in the Staccato Public Record:

(a)

Staccato's only material subsidiary is BH Minerals USA, Inc. (the "Staccato Material Subsidiary"), which is directly or indirectly 100% owned by Staccato, and Staccato does not at present own shares in and is not a party to any agreement of any nature to acquire any shares in any other corporation or entity which is material to its business and operations, other than pursuant to this Agreement and is not a party to any agreement to acquire or lease any other business operations;

(b)

each of Staccato and the Staccato Material Subsidiary is a company duly organized, validly existing and in good standing under the laws of its jurisdiction of amalgamation and has the corporate power to own or lease its property and assets and to carry on its business as now conducted by it, is duly licensed or qualified as a foreign corporation in each jurisdiction in which the character of the property and assets now owned by it or the nature of its business as now conducted by it requires it to be so licensed or qualified (save where failure to have such licence or qualification would not in the aggregate have a Material Adverse Effect);

(c)

Staccato has the corporate power to enter into this Agreement and, subject to obtaining the requisite approvals contemplated hereby, to carry out its obligations hereunder;

(d)

neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated by this Agreement will conflict with, result in a breach or default of, accelerate the performance required by any agreement to which Staccato or the Staccato Material Subsidiary is a party or create a state of facts, which after notice or lapse of time or both, will result in a breach by Staccato or the Staccato Material Subsidiary of (i) any Law applicable to Staccato or the Staccato Material Subsidiary; (ii) the constating documents, by-laws or resolutions of the directors or shareholders of Staccato or the Staccato Material Subsidiary which are in effect at the date hereof; (iii) any mortgage, note, indenture, contract, agreement, instrument, lease or other document to which Staccato or the Staccato Material Subsidiary is a party, except as such would not result in a Material Adverse Effect; or (iv) any judgment, decree or order binding Staccato or the Staccato Material Subsidiary or the property or assets of Staccato or the Staccato Material Subsidiary;

(e)

as of the date hereof:

(i)

the authorized capital of Staccato consists of an unlimited number of common shares without par value, of which a total of 99,842,793 common shares were issued and outstanding as of March 22, 2010; and

(ii)

other than as set forth in Schedule “B” hereto, Staccato has no unexercised Staccato Options, no unexercised Staccato Warrants outstanding and no other Staccato Securities issued or outstanding which entitle the holder to purchase any other Staccato Securities up to the Effective Date of the Arrangement;

(f)

there are no agreements, covenants, undertakings or other commitments of Staccato or the Staccato Material Subsidiary, including partnerships or joint ventures of which Staccato or the

Staccato Material Subsidiary is a partner or member, under which the consummation of the Arrangement would:

(i)

have the effect of imposing restrictions or obligations on Staccato or the Staccato Material Subsidiary materially greater than those imposed upon Staccato or the Staccato Material Subsidiary or any such partnership or joint venture at the date hereof; or

(ii)

give a third party a right to terminate any material agreement to which Staccato or the Staccato Material Subsidiary or any such partnership or joint venture is a party or to purchase any of their respective assets; or

(iii)

impose material restrictions on the ability of Staccato or the Staccato Material Subsidiary to carry on any business which it might choose to carry on within any geographical area, to acquire property or dispose of its property and assets in their entirety or to change its corporate status; or

(iv)

impose material restrictions on the ability of Staccato or the Staccato Material Subsidiary to pay any dividends or make other distributions to its shareholders or to borrow money and to mortgage and pledge its property as security therefor;

(g)

there are no actions, suits or proceedings, pending or, to the knowledge of Staccato, threatened against or affecting Staccato or the Staccato Material Subsidiary or any of its principals, at law or in equity, or before or by any federal, provincial, state, municipal or other governmental department, commission, board, bureau or agency, domestic or foreign, and Staccato is not aware of any existing grounds on which any such action, suit or proceeding might be commenced with any reasonable likelihood of success against Staccato or the Staccato Material Subsidiary, except where such would not result in a Material Adverse Effect;

(h)

this Agreement has been duly authorized, executed and delivered by Staccato and constitutes a legal, valid and binding obligation, enforceable against it in accordance with its terms subject to bankruptcy, insolvency and other applicable laws affecting creditors' rights generally and to general principles of equity;

(i)

Staccato is a "reporting issuer" within the meaning of the securities laws of British Columbia and Alberta, has no reporting requirements under any other jurisdiction, is not on a list of defaulting issuers maintained by the securities commissions in these jurisdictions and no regulatory authority having jurisdiction has issued any order preventing or suspending trading of any securities of Staccato which is currently outstanding;

(j)

the latest audited financial statements of Staccato for the year ended April 30, 2009 are true and correct in every material respect, and have been prepared on a consolidated basis in accordance with Canadian GAAP and fairly reflect the consolidated financial position of Staccato as at the date of such financial statements and the results of its operations for the period then ended;

(k)

the unaudited financial statements of Staccato for the interim period ended October 31, 2009 to be disclosed in the Staccato Information Circular are true and correct in every material respect, and have been prepared in accordance with Canadian GAAP and fairly reflect the consolidated financial position of Staccato as at the date of such financial statements and the results of its operations for the period then ended;

(l)

Staccato has filed with all applicable Securities Administrators (including exchanges and markets) all material information and documents required to be filed with such authorities under the securities legislation in the jurisdictions in which it is a reporting issuer (the "Staccato Public Record") and the statements set forth in the Staccato Public Record are true, correct and complete and do not contain any misrepresentation as of the dates on which they were made under the circumstances in which they were made and Staccato has not filed any confidential material change reports which currently remain confidential or similar reports;

(m)

the Staccato Shares trade on the TSXV and Staccato is in compliance with all rules, regulations and policies of the TSXV in all material respects;

(n)

Staccato is not in default in any material respect of any requirement of any applicable Laws or Governmental Authority having jurisdiction over any securities of Staccato, except where such would not result in a Material Adverse Effect;

(o)

the description of the business of Staccato, its financial condition, assets and properties in the Staccato Information Circular will not contain any untrue statement of a material fact or omit to state any material fact necessary to make such description not misleading in light of the circumstances in which they are made and will contain all information required by all applicable Law and the rules of the TSXV;

(p)

Staccato has not incurred any liability for brokerage fees, finder's fees, agent's commissions or other similar forms of compensation in connection with this Agreement or the Arrangement except as disclosed in the Staccato Information Circular;

(q)

there are no known or anticipated material liabilities of Staccato or the Staccato Material Subsidiary of any kind whatsoever (including absolute, accrued or contingent liabilities) nor any commitments whether or not determined or determinable, in respect of which Staccato is or may become liable other than the liabilities disclosed on, reflected in or provided for in the financial statements referred to in paragraphs (j) and (k) of this Section 3.2, the Staccato Public Record, or to be reflected in the Staccato Information Circular or incurred in the ordinary course of business;

(r)

the corporate records and minute books of Staccato or the Staccato Material Subsidiary as required to be maintained by them under the laws of their respective jurisdictions of incorporation are up to date and contain complete and accurate minutes of all meetings of its directors, any committees of the board of directors and shareholders held and all resolutions consented to in writing;

(s)

each of Staccato and the Staccato Material Subsidiary owns good and marketable title to its property and assets free and clear of any and all mortgages, liens, pledges, charges, security interests, encumbrances, actions, claims or demands of any nature whatsoever or howsoever arising which would have a Material Adverse Effect on the property or assets of Staccato or the Staccato Material Subsidiary except as disclosed in the Staccato Information Circular and all agreements by which Staccato and the Staccato Material Subsidiary hold an interest in a property, business or assets are in good standing according to their terms and the properties are in good standing under the applicable laws of the jurisdictions in which they are situated and all filings and work commitments required to maintain the properties are in good standing, have been properly recorded and filed in a timely manner with the appropriate regulatory body and there are no mortgages, charges, encumbrances or any other interests in or on such properties other than as disclosed in the Staccato Public Record;

(t)

each of Staccato and the Staccato Material Subsidiary has duly filed on a timely basis all Tax Returns required to be filed by it and has paid or withheld all Taxes which are due and payable or required to be withheld, and has paid all assessments and reassessments, and all other Taxes due and payable by it on or before the date hereof; adequate provision has been made for Taxes payable for the current period for which Tax Returns are not yet required to be filed; there are no agreements, waivers or other arrangements providing for an extension of time with respect to the filing of any Tax Return by, or payment of any Tax by Staccato or the Staccato Material

Subsidiary; there are no actions, suits, proceedings, investigations or claims commenced or to the knowledge of Staccato, threatened or contemplated against Staccato or the Staccato Material Subsidiary in respect of Taxes or any matters under discussion with any Governmental Entity relating to Taxes asserted by any such Governmental Entity;

(u)

The aggregate paid-up capital of all classes of shares of the capital stock of Staccato exceeds the fair market value of its assets, as determined for purposes of the Tax Act, and will do so at the Closing of the Arrangement;

(v)

The amount of non-capital losses available for carry forward by Staccato is  accurately reflected in Staccato’s most recent income tax return for the  taxation  year ended April 30, 2009, and Staccato has no reason to believe  that  the  non-capital  losses  would  be  denied  or otherwise challenged by the Canada Revenue Agency;

(w)

each of Staccato and the Staccato Material Subsidiary is in compliance in all respects with each license and permit held by it and is not in any respect in violation of, or default under, the applicable statutes, ordinances, rules, regulations, orders or decrees (including, without limitation, Environmental Laws) of any governmental entities, regulatory agencies or bodies having, asserting or claiming jurisdiction over it or over any part of its operations or assets, except in all cases above where such would not result in a Material Adverse Effect;

(x)

Except where such would not result in a Material Adverse Effect, each of Staccato and Staccato Material Subsidiary: (i) is in compliance with any and all applicable Environmental Laws; (ii) has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business as currently conducted; (iii) is in compliance with all terms and conditions of each such permit, license or approval; (iv) confirms that there have been no past, and, to the knowledge of Staccato, there are no pending or threatened claims, complaints, notices or requests for information received by Staccato or Staccato Material Subsidiary with respect to any alleged material violation of any Environmental Law; and (v) confirms that no conditions exist at, on or under any property now or previously owned, leased or occupied by Staccato or Staccato Material Subsidiary which, with the passage of time, or the giving of notice or both, would give rise to liability under any Environmental Law;

(y)

neither Staccato nor Staccato Material Subsidiary, nor to Staccato's knowledge, any other person, has ever caused or permitted hazardous or toxic waste to be placed, held, located or disposed of on, under or at any lands or premises owned, leased or occupied by Staccato or Staccato Material Subsidiary otherwise than in compliance with applicable Environmental Laws and no notice has been received by Staccato of any action or potential liability in respect thereof and, to the knowledge of Staccato, no civil, criminal or enforcement actions or complaints in respect thereof are threatened, pending or have been commenced against Staccato or Staccato Material Subsidiary;

(z)

there are no environmental audits, evaluations, assessments, studies or tests that were commissioned by Staccato respecting the business, operations, properties or facilities of Staccato or Staccato Material Subsidiary;

(aa)

Staccato has filed with the British Columbia Securities Commission and the Alberta Securities Commission all of the technical reports required to be filed under National Instrument 43-101 in respect of each property material to Staccato and all public disclosure made by Staccato regarding its properties complies in all material respects with the requirements of National Instrument 43-101;

(bb)

there is no agreement, judgment, injunction, order or decree binding upon Staccato or any of the Staccato Material Subsidiary that has or could reasonably be expected to have the effect of prohibiting, restricting or materially impairing any business practice of Staccato or the Staccato Material Subsidiary, any acquisition of property by Staccato or the Staccato Material Subsidiary or the conduct of business by Staccato or the Staccato Material Subsidiary as currently conducted other than such agreements, judgments, injunctions, orders or decrees which would not, individually or in the aggregate, have a Material Adverse Effect on Staccato;

(cc)

the board of directors of Staccato has:

(i)

determined unanimously that, as of the date of this Agreement, the Arrangement is fair to the Staccato Securityholders and is in the best interests of Staccato;

(ii)

received an opinion from Paradigm Capital Inc., that as of the date of this Agreement, the consideration to be paid under the Arrangement is fair, from a financial point of view, to Staccato and the Staccato Shareholders; and

(iii)

determined unanimously, as of the date of this Agreement, to recommend that the Staccato Securityholders vote in favour of the Arrangement;

(dd)

management of Staccato has established and maintained a system of disclosure controls and procedures designed to provide reasonable assurance that information required to be disclosed by Staccato in its annual filings, interim filings or other reports filed, furnished or submitted by it under applicable Securities Legislation is recorded, processed, summarized and reported within the time periods specified in such legislation, laws and rules. Such disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that information required to be disclosed by Staccato in its annual filings, interim filings or other reports filed, furnished or submitted under applicable Securities Legislation is accumulated and communicated to Staccato’s management, including its chief executive officer and chief financial officer (or Persons performing similar functions), as appropriate to allow timely decisions regarding required disclosure;

(ee)

except as disclosed in the Staccato Public Record, (i) Staccato maintains internal control over financial reporting as defined under applicable Canadian Securities Legislation, (ii) such internal control over financial reporting is effective in providing reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles and includes policies and procedures that (a) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of Staccato, (b) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with Canadian GAAP, and that receipts and expenditures of Staccato are being made only in accordance with authorizations of management and directors of Staccato, and (c) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of Staccato’s assets that could have a material effect on its financial statements and (iii) Staccato has disclosed, based on the most recent evaluation of its chief executive officer and its chief financial officer prior to the date hereof, to Staccato’s auditors and the audit committee of Staccato’s board of directors (a) any significant deficiencies in the design or operation of its internal controls over financial reporting that are reasonably likely to adversely affect Staccato’s ability to record, process, summarize and report financial information and has identified for Staccato’s auditors and Staccato’s board of directors any material weaknesses in internal control over financial reporting and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in Staccato’s internal control over financial reporting;

(ff)

The books, records and accounts of Staccato and the Staccato Material Subsidiary, in all material respects, (i) have been maintained in accordance with good business practices and on a basis consistent with prior years, except as otherwise disclosed in Staccato Public Record), (ii) are stated in reasonable detail and accurately and fairly reflect the transactions and dispositions of the assets of Staccato and the Staccato Material Subsidiary and (iii) accurately and fairly reflect the basis for the Staccato financial statement in paragraphs (j) and (k) of this Section 3.1;

(gg)

Except for:

(i)

the transaction contemplated hereby, or

(ii)

any change, condition, event or circumstance disclosed in the Staccato Public Record,

Staccato has not been subject to any Material Adverse Change since April 30, 2009, and since such date, there has not been any damage, loss or other change of any kind whatsoever in circumstances materially affecting the business, assets, rights or capacity of Staccato or the Staccato Material Subsidiary to conduct its respective business, such business having been conducted in the ordinary course;

(hh)

All material contracts and agreements of Staccato and the Staccato Material Subsidiary have been disclosed in Staccato’s Public Record and true and correct copies of each or in the case of oral contracts, summaries of the material terms thereof) have been provided to Timberline.  Staccato and the Staccato Material Subsidiary are in compliance in all material respects with all material contracts, agreements, indentures, leases, policies, instruments and licences in connection with the conduct of their respective businesses and all such material contracts, agreements, indentures, leases, policies, instruments and licences are valid and binding in accordance with their terms (subject, however, to limitations with respect to enforcement imposed by Law in connection with bankruptcy or similar proceedings, the equitable power of the courts to stay proceedings before them and the execution of judgments and to the extent that equitable remedies such as specific performance and injunction are in the discretion of the courts from which they are sought) and in full force and effect, and no breach or default by Staccato or the Staccato Material Subsidiary or event which, with notice or lapse of time or both, could constitute a material breach or material default by Staccato or the Staccato Material Subsidiary, exists with respect thereto;

(ii)

Staccato maintains, for itself and the Staccato Material Subsidiary, policies of insurance in force as at the date hereof that adequately cover all those risks reasonably and prudently foreseeable in the current operation and conduct of their respective businesses which, having regard to the nature of such risk and the relative costs of obtaining insurance, it is reasonable to seek rather than to provide for self-insurance, and all of the policies in respect of such insurance coverage are in good standing in all respects and not in default in any material respect, except where the failure to obtain such insurance coverage would not reasonably be expected to have a Material Adverse Effect on Staccato;

(jj)

Benefit Plans

(i)

Staccato has provided to Timberline copies of all Benefit Plans of Staccato and the Staccato Material Subsidiary;

(ii)

Staccato and the Staccato Material Subsidiary have complied, in all material respects, with all of the terms of their respective Benefit Plans, including the provisions of any collective agreements, funding and investment contracts or obligations applicable thereto, arising under or relating to each Benefit Plan, whether written or oral, which are maintained by or binding upon Staccato or the Staccato Material Subsidiary.  All such Benefit Plans have been administered in accordance with the documents governing the Benefit Plans and all reports and filings with Governmental Entities required in connection with each Benefit Plan have been timely made;

(iii)

All Benefit Plans of Staccato and the Staccato Material Subsidiary are fully funded and in good standing with such Governmental Entities as may be applicable and no notice of underfunding, non-compliance, failure to be in good standing or otherwise has been received by Staccato or the Staccato Material Subsidiary from any such Governmental Entities.  No action has been taken, no event has occurred and no condition or circumstance exists that has resulted in, or could reasonably be expected to result in, any Benefit Plan of Staccato or the Staccato Material Subsidiary, being ordered or required to be terminated or wound up in whole or in part or having its registration under applicable legislation refused or revoked, or being placed under the administration of any trustee or receiver or regulatory authority;

(kk)

Employment Matters

(i)

None of Staccato or the Staccato Material Subsidiary:

(a)

is a party to any collective bargaining agreement or letter of understanding, letter of intent or other written communication with any trade union, council of trade unions, employee bargaining agency or affiliated bargaining agent which may qualify as a trade union, which would apply to any employees of Staccato or the Staccato Material Subsidiary, nor has any trade union, council of trade unions, employee bargaining agency or affiliated bargaining agent applied or threatened to apply for certification as bargaining agent for the employees of Staccato or the Staccato Material Subsidiary, nor is there a threatened or apparent union-organizing campaign for employees not covered under a collective bargaining agreement; or

(b)

subject to any current, pending or threatened strike or lockout;

(ii)

Staccato or the Staccato Material Subsidiary have been and are being operated in compliance in all material respects with all applicable Laws relating to employees including, but not limited to, employment and labour standards, labour risk prevention measures, social security and other contributions, occupational health and safety, employment equity, pay equity, pay practices, workers’ compensation, equal employment opportunity, human rights and labour relations and there are no current, pending or, to Staccato’s knowledge, threatened, complaints, charges, orders and its investigations, prosecutions, litigation, proceedings or claims against Staccato or the Staccato Material Subsidiary before any federal, state, municipal or other Governmental Entity, commission, board, bureau, agency or arbitrator, arbitration tribunal or instrumentality, whether domestic or foreign based on, arising out of, in connection with, or otherwise relating to unfair labour practices, the employment application for employment of or termination of employment of any individual by Staccato or the Staccato Material Subsidiary respecting employment or labour standards, including but not limited to employment equity, pay equity, labour relations, workers’ compensation or workplace safety and insurance, occupational health and safety, privacy, wrongful dismissal or human rights laws;

(iii)

There are no material notices of assessment, provisional assessment, reassessment, supplementary assessment, penalty assessment or increased assessment  or any other communications related thereto which Staccato or the Staccato Material Subsidiary has received from any workers’ compensation or workplace safety and insurance board or similar authorities in any jurisdictions where the business is carried on which are unpaid on the date hereof or which will be unpaid at the Effective Date and there are no facts or circumstances which may result in a material increase in liability from any applicable workers’ compensation or workplace safety and insurance legislation, regulations or rules after the Effective Date. The accident cost experience of Staccato or the Staccato Material

Subsidiary is such that there are no such material pending or possible assessments and there are no claims or potential claims which may materially affect the accident cost experience of Staccato or the Staccato Material Subsidiary;

(iv)

To the knowledge of Staccato, without investigation, no employee of Staccato or the Staccato Material Subsidiary is bound by any non-compete agreement or other agreement or restriction of any kind that would impede in any way the ability of such employee to carry out fully all activities of such employee in furtherance of the business of Staccato or the Staccato Material Subsidiary;

(ll)

Mineral Properties

(i)

The disclosure made in Staccato’s Public Documents (including without limitation technical reports) concerning Staccato’s Mineral Properties is complete and accurate in all material respects and all known facts of a scientific or technical nature are fully and accurately disclosed in Staccato’s most recent public technical report, related to such Mineral Properties, and nothing has come to the attention of Staccato to indicate that any of the foregoing statements are or may be inaccurate in any material respect;

(ii)

Staccato has provided to Timberline all material information regarding all Mineral Properties owned, leased, or otherwise held by Staccato or the Staccato Material Subsidiary that are material to the conduct of the business of Staccato or the Staccato Material Subsidiary, and all such information as made available to Timberline is true and correct in all material respects and no material fact or facts have been omitted therefrom which would make such information misleading;

(iii)

Except as disclosed in Staccato’s Public Documents, any and all of the agreements and other documents and instruments pursuant to which Staccato or the Staccato Material Subsidiary hold their Mineral Properties and/or their interests and rights therein (including any interest in, or right to earn an interest in, any of their Mineral Properties) are valid and subsisting agreements, documents or instruments in full force and effect, enforceable in accordance with the terms thereof and neither Staccato or the Staccato Material Subsidiary is in default of any of the material provisions of any such agreements, documents or instruments nor has any such default been alleged.  All leases, licences and claims pursuant to which Staccato or the Staccato Material Subsidiary hold their Mineral Properties and/or their interests and rights therein are in good standing in all material respects and neither Staccato or the Staccato Material Subsidiary is in default of any of the material provisions of any such leases, licences and claims nor has any such default been alleged;

(iv)

Other than as disclosed in Staccato’s Public Documents:

(a)

all interests and rights in Staccato’s Mineral Properties are (i) owned or held by Staccato or the Staccato Material Subsidiary as owner thereof with good and marketable title, (ii) in good standing, valid, subsisting and enforceable under the applicable Laws of the jurisdictions in which the Mineral Properties are located, (iii) sufficient to permit Staccato or the Staccato Material Subsidiary to carry on the business currently carried on by them with respect to the Mineral Properties, and (iv) free and clear of any title defects or Liens, other than Permitted Liens;

(b)

none of Staccato’s Mineral Properties or any mineral rights therein is subject to any option, pre-emption right, right of first refusal or purchase, or acquisition right;

(c)

no royalty or other payment is payable in respect of any of Staccato’s Mineral Properties and all work required to be performed in connection therewith has been performed;

(d)

there are no restrictions on the ability of Staccato or its Subsidiaries to use, transfer or otherwise exploit any of their interests and rights in their Mineral Properties, and Staccato does not know of any claim or basis for any claim that may adversely affect such rights or interests; and

(e)

Staccato has no knowledge of any claim or the basis for any claim that might or could materially and adversely affect the right thereof to use, transfer or otherwise exploit their interests and rights in Staccato’s Mineral Properties;

(v)

Staccato or the Staccato Material Subsidiary have all surface rights, access rights and other property rights and interests relating to Staccato’s Mineral Properties necessary to permit Staccato or the Staccato Material Subsidiary to carry on the business currently carried on by them with respect to those Mineral Properties, and no other property rights are necessary for the conduct of Staccato’s or the Staccato Material Subsidiary’ business;

(mm)

Real Property

(i)

Staccato has provided to Staccato all material information regarding all Owned Real Property of Staccato and its Subsidiaries and all such information as made available to Staccato is true and correct in all material respects and no material fact or facts have been omitted therefrom which would make such information misleading.  Each of Staccato or the Staccato Material Subsidiary has good and marketable title to all of its Owned Real Property, free and clear of all Liens, other than Permitted Liens;

(ii)

Staccato has provided to Staccato all material information regarding all Real Property Leases of Staccato and its Subsidiaries.  Each such Real Property Lease constitutes is valid and legally binding on the parties thereto, and is in full force and effect. All rents and other sums and charges payable by Staccato and the Staccato Material Subsidiary as tenants under such Real Property Leases are current and no termination event or condition or uncured default on the part of Staccato or the Staccato Material Subsidiary or, to Staccato’s knowledge, the landlord, exists under any such Real Property Lease.  Staccato and the Staccato Material Subsidiary have a good and valid interest in each parcel of such leased real property, free and clear of all Liens, other than Permitted Liens;

(nn)

Condition of Property

All real and tangible personal property of Staccato and the Staccato Material Subsidiary necessary for the conduct of the business currently carried on by Staccato and its Subsidiaries is in good repair and is operational and usable in the manner in which it is currently being utilized, subject to normal wear and tear and technical obsolescence, repair or replacement, except for such property whose failure to be in such condition does not, and could not be reasonably expected to have, a Material Adverse Effect on Staccato;

(oo)

Commissions and fees

Except for the engagement agreement dated February 9, 2010 with Kingsdale Shareholder Services Inc. and the engagement agreement dated February 2, 2010 with Paradigm Capital Inc., Staccato has not entered into any agreement that would entitle any Person to any valid claim against Staccato for a broker’s commission, finder’s fee, expense reimbursement or any like payment in respect of the Arrangement or any other matter contemplated by this Agreement;

(pp)

Winding-up

There is no bankruptcy, liquidation, winding-up or other similar proceeding pending or in progress or, to the knowledge of Staccato threatened against Staccato or any of its Subsidiaries before any Governmental Entity;

(qq)

Solvency

There are reasonable grounds for believing that (i) Staccato is able to pay its liabilities as they become due, (ii) the realizable value of the assets of Staccato are not less than the aggregate of the liabilities thereof and the stated capital of all classes of shares thereof, and (iii) no creditor of Staccato will be prejudiced by the Arrangement;

(rr)

Shareholder Rights Plan

No shareholder rights plan is in force in respect of Staccato;

(ss)

Auditors

The auditors of Staccato are independent public accountants as required by applicable Laws and there is not now, and there has never been, any reportable disagreement with the present or any former auditors of Staccato;

(tt)

Intellectual Property

None of Staccato or the Staccato Material Subsidiary own or license any patents, patent rights, trademarks, trade names, service marks, copyrights, know how or other proprietary intellectual property rights that are material to the conduct of the business of Staccato or the Staccato Material Subsidiary and, with respect to its mineral property databases, Staccato or the relevant Staccato Material Subsidiary holds all such rights as are necessary to enable it to continue to use these databases, consistent with their past use or in the ordinary course of its business;

(uu)

Restrictions on Business

None of Staccato or the Staccato Material Subsidiary is a party to or bound by any non-competition agreement or any other agreement, obligation, judgment, injunction, order or decree which purports to (i) limit the manner or the localities in which all or any material portion of the business of Staccato or the Staccato Material Subsidiary are conducted, (ii) limit any business practice of Staccato or the Staccato Material Subsidiary in any material respect, or (iii) restrict any acquisition or disposition of any property by Staccato or the Staccato Material Subsidiary in any material respect;

(vv)

Cease Trade Orders

No order (or the equivalent) ceasing or suspending the trading of its securities or prohibiting the sale of securities by Staccato or the Staccato Material Subsidiary has been issued and is in force as of the date hereof and, to the knowledge of Staccato, no proceedings for this purpose have been instituted or are pending, contemplated or threatened;

(ww)

Indebtedness to Directors, Officers and Securityholders

None of Staccato or the Staccato Material Subsidiary is indebted to any of its directors or officers or any of their associates, to Staccato’s knowledge, to any Staccato securityholder;

(xx)

Indebtedness of Directors, Officers and Securityholders

None of the directors or officers of Staccato or any of their associates or, to Staccato’s knowledge, Staccato securityholders is indebted or under obligation to Staccato or to any of its Subsidiaries on any account whatsoever;

(zz)

Staccato and the Staccato Material Subsidiary do not hold assets located in the United States (other than investment assets, voting or nonvoting securities of another person, and assets included pursuant to Section 801.40(d)(2) of the HSR Act) having a total value of over USD$63,400,000, and Staccato and the Staccato Material Subsidiary have not made aggregate sales in or into the United States of over USD$63,400,000 in its most recent fiscal year, all within the meaning of the HSR Act;

(aaa)

None of Staccato, the Staccato Material Subsidiary or, to Staccato’s knowledge, any directors or officers, agents or employees of Staccato or the Staccato Material Subsidiary, has (i) used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to political activity; (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns or violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or (iii) made any payment in the nature of criminal bribery;

(bbb)

Acknowledgment of SEC Review

Staccato acknowledges that the Arrangement will be subject to the review and approval of the SEC upon the filing of the Timberline Circular with the SEC under cover of Schedule 14A as a preliminary proxy statement under Regulation 14A of the U.S. Exchange Act;

(yy)

Information

All written information, data and materials made available by Timberline to Timberline in connection with the transactions contemplated by this Agreement is true, complete and correct in all material respects as at the respective dates of which it was prepared;

and

(zz)

none of the representations, warranties or statements of fact made in this Section contain any untrue statement of a material fact or omit to state any material fact necessary to make any such warranty or representation not misleading;

4.0

COVENANTS

Consultation

4.1

Each Party agrees to consult with the other Party, and to provide the other Party with a reasonable prior opportunity to review and comment on, any press release or public statement or any filing to be made with any Governmental Entity with respect to this Agreement or the Arrangement (including any filing with any securities administrator or stock exchange with respect thereto) prior to the release or submission thereto; provided that, if a Party is required by applicable Laws to make a public announcement with respect to this Agreement and/or the Arrangement, such Party will provide as much prior notice (including the proposed text of the announcement) to the other Party as is reasonably possible. All requests and enquiries from any Governmental Entity with respect to the Arrangement shall be dealt with by Timberline and Staccato in consultation with each other, and Timberline and Staccato shall promptly co-operate with and provide all necessary information and assistance reasonably required by such Governmental Entity upon being requested to do so by such authority. Furthermore:

(i)

each Party shall promptly notify the other Party of written communications of any nature which it receives from any Governmental Entity with respect to the Arrangement and provide the other Party with copies thereof;

(ii)

each Party shall permit the other Party (or, where appropriate, the other Party's counsel) to review and comment on in advance any proposed written communications of any nature with Governmental Entities with respect to the Arrangement and provide the other Party (or, where appropriate, the other Party's counsel) with final copies thereof; and

(iii)

neither Party shall participate in any meeting or discussion which it knows will be substantive (whether in person, by telephone or otherwise) with any Governmental Entity in respect of any filings, investigation or inquiry concerning the Arrangement unless it consults with the other Party in advance and gives the other Party the opportunity to attend and participate thereat (except to the extent that in any such case the Governmental Entity expressly requests that the other Party should not be present at the meeting or discussion or part or parts of the meeting or discussion).

Each Party agrees to consult with the other Party prior to issuing any press release or making any announcement regarding its mineral reserves or resources and, subject to applicable Laws, each Party agrees that it will not issue any press release or make any announcement regarding its mineral reserves or resources without the prior written consent of the other Party, such consent not to be unreasonably withheld

Covenants of Timberline

4.2

Timberline hereby covenants and agrees that it shall take such steps and do all such other acts and things, as may be necessary or desirable in order to give effect to the transactions contemplated by this Agreement, subject to shareholders' and regulatory approval, and, without limiting the generality of the foregoing, shall:

(a)

use its commercially reasonable efforts to, prior to the completion of the Arrangement, obtain listing on the Amex of the Timberline Shares to be issued pursuant to the Arrangement;

(b)

use its commercially reasonable efforts to obtain a conditional listing of its shares of common stock on the TSXV, including the Timberline Shares to be issued pursuant to the Arrangement, subject to standard conditions of the TSXV;

(c)

 prepare, in consultation with the Staccato, and, subject to obtaining the Interim Order, file the Timberline Information Circular (which shall be form and substance satisfactory to Staccato, acting reasonably), together with any other documents required by applicable Laws (which shall be in form and substance satisfactory to Staccato, acting reasonably), in all jurisdictions where such Timberline Information Circular is required to be filed, including but not limited to, filing the Timberline Information Circular with the SEC under cover of Schedule 14A as a preliminary proxy statement under Regulation 14A of the U.S. Exchange Act, using commercially reasonable efforts to clear comments from the SEC, if any, and thereafter, filing the Timberline Information Circular with the SEC under cover of Schedule 14A as a definitive proxy statement under Regulation 14A of the Exchange Act, and, subject to obtaining the Interim Order and clearance of the Timberline Information Circular with the SEC and filing of the definitive proxy statement under Regulation 14A of the Exchange Act, mail the Timberline Information Circular in accordance with all applicable Laws to each Timberline Shareholder in all jurisdictions where the Timberline Information Circular is required to be mailed

(d)

subject to receipt of the Interim Order, duly call, give notice of, convene and hold the Timberline Meeting as soon as reasonably practicable and, in any event, provided that Staccato has provided to Timberline in a timely matter all information reasonably required by it for the preparation of the Timberline Information Circular, no later than May 21, 2010 or such later date as may be agreed to in writing;

(e)

subject to fiduciary duties of the board of directors, not take any steps to change or withdraw Timberline’s board of director’s recommendation of the Arrangement in a manner adverse to Staccato or which would impede the completion of the Arrangement, and not make a recommendation to Timberline Shareholders not to vote in favour of the Arrangement and will  use all commercially reasonable efforts to obtain all other necessary securityholder approval;

(f)

ensure that the Timberline Information Circular complies in all material respects with all applicable Laws on the date of the mailing thereof and in the form and contain the information required by all applicable Laws, including all corporate and securities law requirements, and do not contain any misrepresentation (other than with respect to any information relating to and provided by or on behalf of Staccato or its subsidiaries or any third party that is not an affiliate of either Party);

(g)

not adjourn, postpone or cancel (or propose adjournment, postponement or cancellation of) the Timberline Meeting, without Staccato’s prior written consent except as required by applicable laws or, in the case of adjournment, as may be required by Timberline Shareholders as expressed by majority resolution; cooperate in the preparation of the Interim Order, Final Order and Staccato Information Circular and ensure that the Staccato Information Circular shall contain prospectus-level disclosure respecting Timberline and the information and consolidated financial statements related to Timberline and the pro forma financial statements to be contained in the Staccato Information Circular shall be true, correct and complete in all material respects as they relate to Timberline and shall not contain any untrue statement of any material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading in light of the circumstances in which they are made and shall comply with applicable Laws;

(h)

carry out the terms of the Interim Order and the Final Order applicable to it and use its reasonable efforts to comply promptly with all requirements which applicable Laws may impose on Timberline or its subsidiaries with respect to the transactions contemplated hereby and by the Arrangement;

(i)

defend all lawsuits or other legal, regulatory or other proceedings to which it is a party challenging or affecting this Agreement or the consummation of the transactions contemplated hereby;

(j)

use its commercially reasonable efforts to have lifted or rescinded any injunction or restraining order or other order which may adversely affect the ability of the Parties to consummate the transactions contemplated hereby;

(k)

use commercially reasonable efforts to deliver or cause to be delivered to Staccato all certificates and legal, tax and other opinions necessary or, in the reasonable opinion of Staccato and its advisers, desirable, to support the disclosure contained or to be contained in the Staccato Circular;

(l)

subject to applicable Laws, Timberline will use its commercially reasonable efforts to cause the Supporting Shareholders to execute Support Agreements;

(m)

not request any amendment of, or request or accept any waiver of rights under, any of the Support Agreements, without the prior written consent of Staccato;

(n)

obtain all required certifications and consent of the auditors of Timberline in respect of the Timberline financial statements to be provided in the Staccato Information Circular;

(o)

make arrangements for the prompt delivery of certificates representing Timberline Shares, Timberline Options and Timberline Warrants to the Staccato Securityholders, as provided in the Plan of Arrangement;

(p)

if applicable, use commercially reasonable efforts to make and clear a filing required to be made in relation the HSR Act;

(q)

use commercially reasonable efforts to obtain all necessary waivers, consents and approvals required to be obtained by Timberline or a subsidiary of Timberline from other parties to material agreements of Timberline;

(r)

expressly assume and agree to perform the employment agreement between Staccato and Gary Edmondo dated May 2, 2008;

(s)

reserve sufficient shares of common stock for issuance of Timberline Shares upon completion of the Arrangement;

(t)

Timberline will use commercially reasonable efforts to negotiate with the holders of Staccato Options for the conversion of those Staccato Options into Timberline Options under Timberline’s Benefit Plan with the same terms and conditions as the Staccato Options for which they are exchanged, subject to the adjustment of the exercise price thereof and adjustment to reflect the exchange rate of the Arrangement;

(u)

to use commercially reasonable efforts to file a registration statement or supplement with the SEC regarding the issuance of Timberline Shares underlying Timberline Warrants issued in exchange for Staccato Warrants pursuant to the terms and conditions of the Plan of Arrangement no later than the day before the Staccato Meeting and to use commercially reasonable efforts to bring such registration statement or supplement effective prior to the Effective Date; and

(v)

promptly notify Staccato if at any time it becomes aware that the Staccato Information Circular or Timberline Information Circular contains any misrepresentation or otherwise requires an amendment or supplement to the Staccato Information Circular or Timberline Information Circular or any related application and promptly deliver written notice to Staccato setting out full particulars thereof.  In any such event, Timberline shall cooperate with Staccato in the preparation of any required supplement or amendment to the Staccato Information Circular or Timberline Information Circular or such other document, as the case may be.

Covenants of Staccato

4.3

Staccato shall take such steps and to do all such other acts and things, as may be necessary or desirable in order to give effect to the transactions contemplated by this Agreement and, without limiting the generality of the foregoing, shall:

(a)

use its commercially reasonable best efforts to apply for and obtain such consents, orders or approvals as counsel for Timberline may advise are necessary or desirable for the implementation of the Arrangement and, without limiting the generality of the foregoing, to:

(i)

apply for and obtain the Interim Order and the Final Order as provided in Section 2.2 hereof; and

(ii)

obtain written consents from any persons who are parties to agreements (including without limiting the foregoing, any property agreements, option agreements, warrant agreements or warrant certificates) with Staccato where consents to the transactions contemplated by the Arrangement are required under those contracts or agreements;

(b)

in a timely and expeditious manner, file the Staccato Information Circular in all jurisdictions where the same is required in accordance with applicable law and provide the same to the Staccato Securityholders in accordance with applicable law or as required under exemption orders granted by appropriate regulatory authorities;

(c)

ensure that the Staccato Information Circular shall contain prospectus-level disclosure respecting Staccato and the information and consolidated financial statements related to Staccato contained in the Staccato Information Circular and any related documentation regarding Staccato to be distributed in connection with the solicitation of proxies by the management of Staccato in connection with the Staccato Meeting shall be true, correct and complete in all material respects and shall not contain any untrue statement of any material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading in light of the circumstances in which they are made and shall comply with applicable securities laws and the rules of the TSXV;

(d)

give Timberline timely opportunity to review and comment on the Initial Order, Final Order, Staccato Information Circular and other materials relating to the Staccato Meeting and all such documentation will be reasonably satisfactory to Timberline before it is filed or distributed to Staccato Securityholders, incorporation therein all reasonable comments made by Timberline and its counsel;

(e)

obtain all required certifications and consents of the auditors of Staccato in respect of the Staccato financial statements to be provided in the Staccato Information Circular;

(f)

convene and use commercially reasonable best efforts to hold the Staccato Meeting in accordance with the Interim Order for the purpose of considering the special resolutions to approve the Arrangement;

(g)

not adjourn, postpone or cancel (or propose adjournment, postponement or cancellation of) the Staccato Meeting, without Timberline’s prior written consent except as required by applicable laws or, in the case of adjournment, as may be required by Staccato Securityholders as expressed by majority resolution;

(h)

subject to fiduciary duties of the board of directors, not take any steps to change or withdraw Staccato’s board of director’s recommendation of the Arrangement in a manner adverse to Timberline or which would impede the completion of the Arrangement, and not make a recommendation to Staccato Securityholders not to vote in favour of the Arrangement and will  use all commercially reasonable efforts to obtain all other necessary securityholder approval;

(i)

cooperate in the preparation of the Timberline Information Circular and ensure that the Timberline Information Circular shall contain prospectus-level disclosure respecting Staccato and the Staccato Material Subsidiary and the information and consolidated financial statements related to Staccato and the pro forma financial statements to be contained in the Timberline Information Circular shall be true, correct and complete in all material respects as they relate to Staccato and shall not contain any untrue statement of any material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading in light of the circumstances in which they are made and shall comply with applicable Laws and any such financial statements that are to be included in the Timberline Information Circular shall be prepared in accordance with the requirements of Regulation 14A under the U.S. Exchange Act, including, if applicable, reconciliations to U.S. GAAP and auditor review and qualification standards under the U.S. Exchange Act and the Public Company Accounting Oversight Board;

(j)

use its commercially reasonable efforts to assist Timberline in obtaining a conditional listing of Timberline’s shares of common stock on the TSXV, including the Timberline Shares to be issued pursuant to the Arrangement, subject to standard conditions of the TSXV;

(k)

carry out the terms of the Interim Order and the Final Order applicable to it and use its reasonable efforts to comply promptly with all requirements which applicable Laws may impose on Staccato or its subsidiaries with respect to the transactions contemplated hereby and by the Arrangement;

(l)

defend all lawsuits or other legal, regulatory or other proceedings to which it is a party challenging or affecting this Agreement or the consummation of the transactions contemplated hereby;

(m)

use its commercially reasonable efforts to have lifted or rescinded any injunction or restraining order or other order which may adversely affect the ability of the Parties to consummate the transactions contemplated hereby;

(n)

use commercially reasonable efforts to deliver or cause to be delivered to Timberline all certificates and legal, tax and other opinions necessary or, in the reasonable opinion of Timberline and its advisers, desirable, to support the disclosure contained or to be contained in the Timberline Information Circular;

(o)

subject to applicable Laws, Staccato will use its commercially reasonable efforts to cause the Supporting Shareholders to execute Support Agreements;

(p)

not request any amendment of, or request or accept any waiver of rights under, any of the Support Agreements, without the prior written consent of Timberline;

(q)

use commercially reasonable efforts to make and clear and filing required to be made in relation the Competition Act;

(r)

use its reasonable efforts to obtain all necessary waivers, consents and approvals required to be obtained by Staccato or a subsidiary of Staccato from other parties to material agreements of Staccato;

(s)

provide to holders of Staccato Options any necessary notice under Staccato’s Benefit Plans regarding the Arrangement and the effect of the Arrangement on such holder’s options;

(t)

provide to holders of Staccato Warrants any necessary notice under the Staccato Warrant certificates regarding the Arrangement and the effect of the Arrangement on such holder’s Warrants;

(u)

use commercially reasonable efforts to obtain a fairness opinion from Paradigm Capital Inc. stating that that as of the date of this Agreement, the consideration to be paid under the Arrangement is fair, from a financial point of view, to Staccato and the Staccato Shareholders;

(v)

use commercially reasonable efforts to permit Staccato Options that are not part of the Plan of Arrangement pursuant to Section 2.1 above to be accelerated and to permit net exercise (cashless exercise) of such Staccato Options at the in the money amount for Staccato Shares;

(w)

promptly notify Timberline if at any time it becomes aware that the Staccato Information Circular or Timberline Information Circular contains any misrepresentation or otherwise requires an amendment or supplement to the Staccato Information Circular or Timberline Information Circular or any related application and promptly deliver written notice to Timberline setting out full particulars thereof.  In any such event, Staccato shall cooperate with Timberline in the preparation of any required supplement or amendment to the Staccato Information Circular or Timberline Information Circular or such other document, as the case may be

(x)

not dispose of an interest in any of its material properties or otherwise enter into any material transaction with, or incur any material liability to, any other corporation or person or agree to do any of the foregoing or perform any act or enter into any transaction or negotiation which interferes or is inconsistent with the completion of the transactions contemplated hereby, other than as contemplated in this Agreement, without the written consent of Timberline thereto;

(y)

at Closing, have:

(i)

an authorized capital of an unlimited number of common shares without par value of which 99,842,793 common shares are duly issued and outstanding as fully paid and non-assessable (save as may be increased by the issuance of common shares upon the exercise of outstanding convertible securities in (ii)); and

(ii)

48,122,059 common shares issuable on exercise of all outstanding convertible securities of Staccato (save as may be decreased by the issuance of common shares upon the exercise of such outstanding convertible securities), including Staccato Options and Staccato Warrants of which there are no common shares issuable upon exercise of in-the-money convertible securities;

save as may be altered by the exercise of outstanding convertible securities, the exercise of dissent rights under the Plan of Arrangement, or consented to in writing by Timberline; and

(z)

not incur between the date of this Agreement and the Closing Date, any expenses or liabilities otherwise than in the ordinary course of its business (which ordinary course shall include obligations under existing employment or management agreements) or in connection with its obligations under this Agreement and without limiting the generality of the foregoing, not without prior written consent of Timberline, such consent not to be unreasonably withheld:

(i)

other than in the normal course of business or except in accordance with existing agreements, sell, pledge, lease, dispose of, grant any interest in, encumber or agree to sell, pledge, lease, dispose of, grant any interest in or encumber (or permit any of its subsidiaries to sell, pledge, lease, dispose of, grant any interest in, encumber or agree to sell, pledge, lease, dispose of, grant any interest in or encumber) any material assets of Staccato;

(ii)

redeem, purchase or offer to purchase (or permit any of its subsidiaries (if any) to redeem, purchase or offer to purchase) any common shares or other securities of Staccato;

(iii)

other than in the normal course of business or except in accordance with existing agreements, acquire, directly or indirectly (or permit any of its subsidiaries (if any) to acquire directly or indirectly) any material assets, including but not limited to mining properties or interests therein or securities of other companies or enter into any joint venture, earn-in or similar agreements or arrangements; or

(iv)

enter into or modify any employment, severance, collective bargaining or similar agreements, policies or arrangements with, or grant any bonuses, salary increases, severance or termination pay to, any employees, officers or directors of Staccato other than pursuant to agreements in effect (without amendment) on the date hereof.

Preparation of Filings

4.4

Staccato and Timberline shall cooperate in:

(i)

the preparation and filing of any application for the orders and the preparation of any required documents reasonably deemed by Staccato or Timberline to be necessary to discharge their respective obligations under applicable Securities Legislation in connection with the Arrangement and the other transactions contemplated hereby;

(ii)

the taking of all such action as may be required under applicable Securities Legislation in connection with the issuance of the Timberline Shares in connection with the Arrangement; provided, however, that neither Timberline nor Staccato shall be required to register or qualify as a foreign corporation or to take any action that would subject it to service of process in any jurisdiction where such entity is not now so subject, except as to matters and transactions arising solely from the offer and sale of the Timberline Shares; and

(iii)

the taking of all such action as may be required under the Laws in connection with the transactions contemplated by this Agreement and the Plan of Arrangement.

5.0

CONDITIONS PRECEDENT

Mutual Conditions Precedent

5.1

The parties' obligations to complete the transactions contemplated in this Agreement are subject to satisfaction of the following conditions on or before the Closing Date:

(a)

all necessary approvals of Staccato Securityholders by the requisite majorities will have been obtained in respect of the Arrangement at the Staccato Meeting in accordance with applicable laws, the Interim Order and the Plan of Arrangement by May 21, 2010 or such other date as may be agreed to be Staccato and Timberline;

(b)

the Interim Order, the Final Order and all necessary orders of the Court with respect to the Arrangement will have been obtained and shall not have been set aside or modified in a manner that is not acceptable to any party, acting reasonably;

(c)

all necessary approvals of Timberline Shareholders by the requisite majorities will have been obtained in respect of the Arrangement at the Timberline Meeting in accordance with applicable Amex rules by May 21, 2010 or such other date as may be agreed to be Staccato and Timberline;

(d)

the Timberline Shares to be issued pursuant to the Arrangement will, on or before the Effective Time, be listed on the Amex and Timberline will be in compliance with all rules, regulations and policies of the Amex in all material respects;

(e)

the shares of common stock of Timberline, including the Timberline Shares to be issued pursuant to the Arrangement, will, on or before the Effective Time, be conditionally approved for listing on the TSX-V, subject to standard conditions of the TSX-V;

(f)

all other consents, orders, regulations and approvals, including regulatory and judicial approvals and orders, necessary for the completion of the transactions provided for in this Agreement and the Plan of Arrangement shall have been obtained or received from the persons, authorities or bodies having jurisdiction in the circumstances;

(g)

there shall not be in force any order or decree restraining or enjoining the consummation of the transactions contemplated by this Agreement or the Arrangement;

(h)

no provision of any applicable Laws and no judgement, injunction, order or decree shall be in effect which restrains or enjoins or otherwise prohibits the consummation of the Arrangement or the transactions contemplated by this Agreement;

(i)

there shall not be pending or threatened any suit, action or proceeding by any Governmental Entity or other Person, in each case that has a reasonable likelihood of success, (i) seeking to prohibit or restrict the acquisition by Timberline of any Staccato Securities, or seeking to restrain or prohibit the consummation of the Arrangement, (ii) seeking to prohibit or materially limit the ownership or operation by Timberline or any of its subsidiaries of any material portion of the business or assets of Timberline, Staccato or any of their respective subsidiaries or to compel Timberline or any of its subsidiaries to dispose of or hold separate any material portion of the business or assets of Timberline, Staccato or any of their respective subsidiaries as a result of the Plan of Arrangement, (iii) seeking to impose limitations on the ability of Timberline or any of its subsidiaries to acquire or hold, or exercise full rights of ownership of, any Staccato Securities, including the right to vote the Staccato Shares purchased by it on all matters properly presented to the Staccato Shareholders, (iv) seeking to prohibit Timberline or any of its subsidiaries from effectively controlling in any material respect the business or operations of Staccato and its of its subsidiaries or (v) imposing any condition or restriction that, in the reasonable opinion of the Party seeking to invoke this condition, would be materially burdensome to the future operations of Timberline or Staccato after the Effective Time;

(j)

this Agreement will not have been terminated; and

(k)

the Effective Date will have occurred on or before the Termination Date, unless otherwise agreed to by the Parties.

Conditions solely for the benefit of Timberline

5.2

The obligations of Timberline to complete the transactions contemplated in this Agreement are subject to satisfaction of the following conditions on or before the Closing Date:

(a)

no Material Adverse Change will have occurred in the business, affairs, financial condition or operations of Staccato;

(b)

dissent rights to the Arrangement shall not have been exercised prior to the Effective Date by Staccato Shareholders representing in the aggregate 7% or more of the total number of Staccato Shares outstanding at such time;

(c)

the issue of Timberline Shares and the other Timberline Securities to be issued pursuant to the Arrangement will be exempt from the registration requirements of the U.S. Securities Act and the registration and prospectus requirements of applicable securities laws in each of the provinces and territories of Canada in which Staccato Securityholders are resident;

(d)

there shall not have been an amendment to the U.S. Securities Act, a change in the U.S. Securities and Exchange Commission's interpretation of the U.S. Securities Act or a decision of a court which provides that orders of Canadian courts such as the Final Order do not qualify under Section 3(a)(10) of the U.S. Securities Act which results in the Section 3(a)(10) Exemption being not available for any reason to exempt the issuances of Timberline Shares and other securities of Timberline issued on completion of the Arrangement from the registration requirements of the U.S. Securities Act;

(e)

each of the representations and warranties of Staccato under this Agreement, shall be true and correct in all material respects on the date of this Agreement and as of the Effective Date as if made on and as of such date (except for such representations and warranties made as of specified date, which will be true and correct in all material respects as of such specified date);

(f)

Timberline shall have received a certificate of a senior officer of Staccato confirming that the representations and warranties of Staccato set out in Section 3.2 are true and correct in all material respects on and as of Closing;

(g)

Staccato shall have performed or complied with, in all material respects, each of its obligations, covenants and agreements hereunder to be performed and complied with it on or before the Effective Time;

(h)

Timberline shall have received a certificate of a senior officer of Staccato confirming that the obligations, covenants and agreements of Staccato set out in Section 4.3 have been completed as at the Closing Date;

(i)

receipt of the resignations of Grant Ewing, Robert Lipsett, Greg Hryhorchuk, Christopher Pollard and George Brazier as directors of Staccato;

(j)

in accordance with the terms of their employment agreements, receipt of resignations of Grant Ewing, Robert Lipsett and Greg Hryhorchuk as officers of Staccato; and

(k)

receipt of an opinion of counsel for Staccato, dated as of the Effective Date and addressed to Timberline relating to the title of its material properties and such opinion shall be in form acceptable to Timberline and its counsel, acting reasonably.

The foregoing conditions in this Section 5.2 are inserted for the exclusive benefit of Timberline and may be waived by it in whole or in part at any time.

Conditions solely for the benefit of Staccato

5.3

The obligations of Staccato to complete the transactions contemplated in this Agreement are subject to satisfaction of the following conditions on or before the Closing Date:

(a)

no Material Adverse Change will have occurred in the business, affairs, financial condition or operations of Timberline;

(b)

each of the representations and warranties of Timberline under this Agreement, shall be true and correct in all material respects on the dated of this Agreement and as of the Effective Date as if made on and as of such date (except for such representations and warranties made as of specified date, which will be true and correct in all material respects as of such specified date);

(c)

Staccato shall have received a certificate of a senior officer of Timberline confirming that the representations and warranties of Timberline set out in Section 3.1 are true and correct in all material respects on and as of Closing;

(d)

Timberline shall have performed or complied with, in all material respects, each of its obligations, covenants and agreements hereunder to be performed and complied with it on or before the Effective Time;

(e)

Staccato shall have received a certificate of a senior officer of Timberline confirming that the obligations, covenants and agreements of Timberline set out in Section 4.2 have been completed as at the Closing Date;

(f)

the issue of Timberline Shares and other Timberline Securities pursuant to the Arrangement will have been approved by all necessary corporate action to permit such shares to be issued as fully paid and non-assessable and the issue of such Timberline Shares and the other Timberline Securities to be issued pursuant to the Arrangement will be exempt from the registration requirements of the U.S. Securities Act and the registration and prospectus requirements of applicable securities laws in each of the provinces and territories of Canada in which holders of securities of Staccato are resident; and

(g)

the board of directors of Timberline will be comprised of seven directors, all of whom will be nominated by Timberline.

(h)

receipt of an opinion of counsel for Timberline, dated as of the Effective Date and addressed to Staccato relating to the title of its material properties and such opinion shall be in form acceptable to Staccato and its counsel, acting reasonably.

The foregoing conditions in this Section 5.3 are inserted for the exclusive benefit of Staccato and may be waived by it in whole or in part at any time.

6.0

AMENDMENT, CLOSING AND TERMINATION

Amendment

6.1

This Agreement and the Plan of Arrangement may, at any time and from time to time before the Effective Date, be amended by written agreement of the parties hereto without, subject to applicable law, further notice to or authorization on the part of their respective shareholders.  Without limiting the generality of the foregoing, any such amendment may:

(a)

change the time for performance of any of the obligations or acts of the parties hereto;

(b)

waive any inaccuracies or modify any representation contained herein or any document to be delivered pursuant hereto;

(c)

waive compliance with or modify any of the covenants herein contained or waive or modify performance of any of the obligations of the parties hereto; or

(d)

amend the terms of Section 3.01 of the Plan of Arrangement and Subsections 5.1(a), (b), (c), (f) and (g) of this Agreement and the sequence of transactions described in the Plan of Arrangement subject to any required approval of the shareholders of Staccato, given in the same manner as required for the approval of the Arrangement or as may be ordered by the Court.

6.2

This Agreement and the Schedules hereto may be amended in accordance with the Final Order, but if the terms of the Final Order require any such amendment, the rights of the parties hereto under Sections 5.1, 5.2, 5.3, 6.1, 6.2 and 6.4 shall remain unaffected.

Closing

6.3

The completion of the Arrangement (the "Closing") will be at the offices of Miller Thomson LLP, 840 Howe Street, 10th Floor, Vancouver, British Columbia  V6Z 2M1, on June 15, 2010 (the "Closing Date"), or such other place or date as may be mutually agreed by the parties, provided it is not later than September 30, 2010.  At the Closing, parties will exchange documents to effect the Closing including documents to confirm the matters set out in Article Five of the Plan of Arrangement and to complete the Arrangement and related matters as contemplated hereby.

Termination

6.4

This Agreement may be terminated at any time prior to the Effective Time, whether before or after the requisite approval of the shareholders of Staccato or Timberline:

(a)

by mutual written consent duly authorized by the Boards of Directors of Timberline and Staccato;

(b)

by either Staccato or Timberline, if the Arrangement shall not have been consummated by September 30, 2010 for any reason (the “Termination Date”); provided, however, that the right to terminate this Agreement under this Section 6.4(b) shall not be available to any party whose action or failure to act has been a principal cause of or resulted in the failure of the Arrangement to occur on or before such date and such action or failure to act constitutes a breach of this Agreement;

(c)

by either Staccato or Timberline, if there shall be passed any Law that makes the consummation of the Arrangement illegal or otherwise prohibited, or if a Governmental Entity shall have issued an order, decree or ruling or taken any other action, in any case having the effect of permanently restraining, enjoining or otherwise prohibiting the Arrangement, which order, decree, ruling or other action is final and nonappealable;

(d)

by either Staccato or Timberline, if the required approvals of the Staccato Securityholders contemplated by this Agreement shall not have been obtained by reason of the failure to obtain the required vote at a meeting of Staccato Securityholders duly convened therefor or at any adjournment thereof or the Staccato Shareholders exercise dissenter rights in excess of the threshold set forth in Section 5.2(b); provided, however, that the right to terminate this Agreement under this Section 6.4(d) shall not be available to Staccato where the failure to obtain the approval of the Staccato Securityholders shall have been caused by the action or failure to act of Staccato and such action or failure to act constitutes a breach by Staccato of this Agreement;

(e)

by either Staccato or Timberline, if the required approval of the Timberline Shareholders contemplated by this Agreement shall not have been obtained by reason of the failure to obtain the required vote at a meeting of Timberline Shareholders duly convened therefore or at any adjournment thereof; provided, however, that the right to terminate this Agreement under this section 6.4(e) shall not be available to Timberline where the failure to obtain the approval of the Timberline Shareholders shall have been caused by the action or failure to act of and such action or failure to act constitutes a breach by Timberline of this Agreement.

(f)

by Staccato, if Timberline is in breach of any of its covenants made in this Agreement, which breach individually or in the aggregate causes or would reasonably be expected to cause a Material Adverse Effect with respect to Timberline or materially impedes or would reasonably be expected to materially impede the completion of the Arrangement, and Timberline fails to cure such breach within 10 business days after receipt of written notice from Staccato;

(g)

by Timberline, if Staccato is in breach of any of its covenants made in this Agreement, which breach individually or in the aggregate causes or would reasonably be expected to cause a Material Adverse Effect with respect to Staccato or materially impedes or would reasonably be expected to materially impede the completion of the Arrangement, and Staccato fails to cure such breach within 10 business days after receipt of written notice from Timberline;

(h)

by Staccato, if the Board of Directors of Timberline or any committee thereof shall for any reason have withheld, withdrawn or shall have amended, modified or changed in a manner adverse to Staccato its recommendation in favor of, the adoption and approval of the Agreement or the approval of the transactions contemplated by this Agreement;

(i)

by Timberline, if (i) the Board of Directors of Staccato or any committee thereof shall for any reason have withheld, withdrawn or shall have amended, modified or changed in a manner adverse to Timberline its recommendation in favor of, the adoption and approval of the Agreement or the approval of the transactions contemplated by this Agreement; (ii) the Board of Directors of Staccato or any committee thereof shall have approved or recommended any Acquisition Proposal; (iii) the Board of Directors of Staccato shall have failed to re-affirm its recommendation in favor of the adoption and approval of this Agreement and the approval of the transactions contemplated by this Agreement promptly following the request of Timberline to do so; (iv) Staccato shall have entered into any letter of intent or similar document or any agreement, contract or commitment accepting any Acquisition Proposal; (v)  Staccato shall have breached its obligations under the terms of Section 8.1 hereof; or (vi) a tender or exchange offer relating to securities of Staccato shall have been commenced by a person unaffiliated with Timberline and Staccato shall not have sent to its securityholders pursuant to section 2.17 of Multilateral Instrument 62-104 Take-over Bids and Issuer Bids (and the equivalent provisions in other Canadian provincial securities regulations), within fifteen (15) days after such tender or exchange offer is first published, sent or given, a statement disclosing that Staccato recommends rejection of such tender or exchange offer;

(j)

by Staccato, upon the determination by Staccato’s board of directors at the conclusion of the process set out in Section 8.1 that the Acquisition Proposal constitutes a Superior Proposal; provided that Staccato is not otherwise then in breach or default of its obligations hereunder and subject to the payment of the Staccato Break Fee payable to Timberline under Section 8.2; or

(k)

by Timberline if the conditions precedent to closing the Arrangement in Section 5.2 have not been satisfied by September 30, 2010, provided, however, that the right to terminate this Agreement under this Section 6.4(k) shall not be available to Timberline, if Timberline’s actions or failure to act has been a principal cause of or resulted in the failure of the condition precedent to be satisfied and such action or failure to act constitutes a breach of this Agreement;

(l)

by Staccato if the conditions precedent to closing the Arrangement in Section 5.3 have not been satisfied by September 30, 2010, provided, however, that the right to terminate this Agreement under this Section 6.4(k) shall not be available to Staccato, if

Timberline’s actions or failure to act has been a principal cause of or resulted in the failure of the condition precedent to be satisfied and such action or failure to act constitutes a breach of this Agreement.

7.0

INDEMNIFICATION/INSURANCE

Indemnification

7.1

Timberline agrees that rights to indemnification for acts or omissions occurring prior to the Effective Time existing as of the date of this Agreement in favour of the directors or officers of Staccato as provided in constating documents in effect of the date of this Agreement, shall survive the Arrangement and shall continue in full force and effect until the earlier of the expiration of the applicable statute of limitations with respect to any claims against directors or officers of Staccato arising out of such acts or omissions and the sixth anniversary of the Effective Date, and Timberline hereby assumes, effective on consummation of the Arrangement, all such liability with respect to any matters arising prior to the Effective Time.

7.2

If this Agreement is terminated, each party (the "Indemnifying Party") hereto undertakes with the other parties hereto (the "Indemnified Party") to hold the Indemnified Party fully and effectually indemnified from and against all losses, claims, damages, liabilities, actions or demands (including amounts paid in any settlement approved by the Indemnifying Party of any action, suit, proceeding or claim but excluding lost profits and consequential damages), to which such Indemnified Party may become subject insofar as such losses, claims, damages, liabilities, actions or demands arise out of any action, suit, proceeding or claim brought by any Third Party (" Third Party Claim ") and which are based upon any breach of a representation, warranty, covenant or obligation of the Indemnifying Party contained in this Agreement or any certificate or notice delivered by it in connection herewith, and will reimburse such Indemnified Party for any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such Third Party Claim ..

Defence

7.3

(a)

Promptly after receipt by an Indemnified Party of notice of a possible Third Party Claim referred to in Section 7.1 hereof, such Indemnified Party, if a claim in respect thereof is to be made against the Indemnifying Party under such Section, shall provide the Indemnifying Party with written particulars thereof; provided that failure to provide the Indemnifying Party with such particulars shall not relieve such Indemnifying Party from any liability which it might have on account of the indemnity provided for in this Section 7 except insofar as such failure shall prejudice such Indemnifying Party.  The Indemnified Party shall also provide to the Indemnifying Party copies of all relevant documentation and, unless the Indemnifying Party assumes the defence thereof, shall keep such Indemnifying Party advised of the progress thereof and will discuss with the Indemnifying Party all significant actions proposed.

(b)

An Indemnifying Party shall be entitled, at its own expense, to participate in (and, to the extent that it may wish, to assume) the defence of any such Third Party Claim but such defence shall be conducted by counsel of good standing approved by the Indemnified Party, such approval not to be unreasonably withheld.  Upon the Indemnifying Party notifying the Indemnified Party of its election so to assume the defence and retaining such counsel, the Indemnifying Party shall not be liable to the Indemnified Party for any legal or other expenses subsequently incurred by it in connection with such defence other than for reasonable costs of investigation.  If such defence is assumed by the Indemnifying Party, it shall, through the course thereof, provide copies of all relevant documentation to the Indemnified Party, keep such Indemnified Party advised of the progress thereof and shall discuss with the Indemnified Party all significant actions proposed.  No Indemnifying Party shall enter into any settlement without the consent of the Indemnified Party, but such consent shall not be unreasonably withheld.  If such defence is not assumed by the Indemnifying Party, the Indemnifying Party shall not be liable for any settlement made without its consent, but such consent shall not be unreasonably withheld.

(c)

Notwithstanding the foregoing, an Indemnified Party shall have the right, at the Indemnifying Party's expense, to employ counsel of its own choice in respect of the defence of any such Third Party Claim if (i) the employment of such counsel has been authorized by the Indemnifying Party in connection with such defence; or (ii) counsel retained by the Indemnifying Party or the Indemnified Party shall have advised the Indemnified Party that there may be legal defences available to it which are different from or in addition to those available to the Indemnifying Party (in which event and to that extent, the Indemnifying Party shall not have the right to assume or direct the defence on behalf of the Indemnified Party) or that there may be a conflict of interest between the Indemnifying Party and the Indemnified Party; or (iii) the Indemnifying Party shall not have assumed such defence and employed counsel therefor within a reasonable time after receiving notice of such Third Party Claim.

Insurance

7.4

Staccato will be permitted to procure before the Effective Time prepaid non-cancellable run-off directors and officers liability insurance providing coverage (on terms comparable to those contained in Staccato’s current insurance policies) for six years from the Effective Time with respect to claims arising from or related to facts or events that occurred before the Effective Time in the same manner as such claims would have been covered if they were before the Effective Time, provided however that Timberline will not be required to pay a premium in excess of $60,000 in order to procure such insurance coverage, and if such insurance coverage is only available at a premium in excess of $60,000, Timberline will obtain coverage for the maximum period available at a premium of $60,000.

8.0

STANDSTILL AGREEMENT AND BREAK FEE PAYMENT

8.1

From the date hereof until the Effective Time or, if earlier, the termination of this Agreement, Staccato shall immediately cease and cause to be terminated any existing discussions with any person other than Timberline (a "Third Party") that relate to any Acquisition Proposal, and Staccato shall not, nor shall it permit or authorize its subsidiaries, or any of their respective officers, directors or employees, or any investment banker, attorney or other advisor or representative retained by any of them to, directly or indirectly: (a) solicit, initiate, encourage or otherwise knowingly facilitate any Acquisition Proposal or any inquiries or proposals relating thereto; (b) engage in discussions or negotiations with, or disclose any non-public information relating to Staccato or its subsidiaries or afford access to the properties, books or records of Staccato or its subsidiaries to, any Person (other than Timberline or any designees of Timberline or as may otherwise be required by law) concerning or in connection with an Acquisition Proposal; (c) withhold, withdraw, modify or change, or publicly propose to do so, in a manner adverse to Timberline, or fail to make its recommendation to vote in favor of the Arrangement or approve, endorse or recommend an Acquisition Proposal; or (d) accept or enter into, or publicly propose to accept or enter into, any letter of intent, agreement, arrangement or understanding related to any Acquisition Proposal; provided, however, that in each case, if (A) after the date of this Agreement and prior to the date of any securityholder approval of the Arrangement, an unsolicited, bona fide written Acquisition Proposal is made to Staccato and is not withdrawn; (B) Staccato’s Board of Directors reasonably believes in good faith, after consultation with Staccato’s financial advisor, that such Acquisition Proposal constitutes (if consummated as proposed) a Superior Proposal; (C) Staccato’s Board of Directors reasonably believes in good faith, after consultation with Staccato’s outside legal counsel, that the failure to engage in such negotiations or discussions, to provide such information, or to withhold, withdraw, amend, modify, or change its recommendation to vote in favor of the Arrangement would be inconsistent with the duties of the Board of Directors of Staccato; (D) prior to furnishing any such nonpublic information to, entering into discussions or negotiations with, any Person, Staccato receives from such Person an executed confidentiality agreement (including “standstill” provisions) no less favorable to Staccato than the Confidentiality Agreement; and (E) at the time of or prior to furnishing any such nonpublic information to such Person, Staccato furnishes such nonpublic information to Timberline (to the extent such nonpublic information has not been previously furnished by Staccato to Timberline), then Staccato may (1) furnish information with respect to Staccato and its subsidiaries to such Person, (2) participate with such Person in negotiations regarding such Acquisition Proposal, (3) enter into discussions or negotiations with, such Person, (4) withhold, withdraw, modify or change in a manner adverse to Timberline, or fail to make, its recommendation to vote in favor of the Arrangement, or (5) accept, recommend, approve or enter into an agreement to implement a Superior Proposal (provided that Staccato shall have complied with the provisions of Section 8.1 and paid the Staccato Break Fee).

Staccato shall promptly after receipt of any Acquisition Proposal provide Timberline with a copy of any written Acquisition Proposal and the identity of the Person making such Acquisition Proposal and a written statement with respect to any non-written Acquisition Proposal received, which statement shall include the identity of the Person making the Acquisition Proposal and a reasonably detailed description of all the material terms thereof.  Staccato shall promptly advise Timberline of any material modification or proposed modification thereto.  Staccato shall not release or permit the release of any Person from, or waive or permit the waiver of any provision of, any confidentiality, “standstill” or similar agreement (other than as required pursuant to the terms thereof as in effect on the date hereof) under which Staccato or any of its subsidiaries has any rights, or fail to use reasonable best efforts to enforce or cause to be enforced each such agreement at the request of Timberline.  Staccato shall use its reasonable best efforts to ensure that its subsidiaries and any of their respective officers, directors or employees or any investment banker, attorney or other advisor or representative retained by any of them are aware of the provisions of this Section 8.1, and shall be responsible for any breach of this Section 8.1 by it and its subsidiaries and any of their respective officers, directors or employees or any investment banker, attorney or other advisor or representative retained by any of them.

In the event that Staccato’s Board of Directors has determined that any Acquisition Proposal  constitutes, or may reasonably be expected to be a Superior Proposal, Staccato shall promptly provide to Timberline a copy of any such written Acquisition Proposal received by it and Timberline shall have the right of first refusal, exercisable within 72 hours from the date of such notice, to amend this Agreement, and Staccato shall sign any amendment to this Agreement that contains terms that are no less favourable than those contained in such written Acquisition Proposal.

8.2

If Staccato terminates this Agreement under Section 6.4(f) or 6.4(h), Timberline will pay Staccato a break fee of $750,000 (the “Staccato Break Fee”).

8.3

If (a) Timberline terminates this Agreement under Section 6.4(g) or 6.4(i) or, (b) Staccato terminates this Agreement pursuant to Section 6.4(j), Staccato will pay Timberline of a break fee of $750,000 (the "Timberline Break Fee").

8.4

If this Agreement is terminated pursuant to Section 6.4(d), Staccato will pay Timberline an expense reimbursement fee of $100,000 (the “Timberline Expense Reimbursement Fee”).

8.5

If this Agreement is terminated pursuant to Section 6.4(e), Timberline will pay Staccato an expense reimbursement fee of $100,000 (the “Staccato Expense Reimbursement Fee”).

8.6

Each Party acknowledges that all of the payment amounts set out in this Section 8.0 are payments of liquidated damages which are a genuine pre-estimate of the damages Timberline or Staccato will suffer or incur as a result of the event giving rise to such damages and resultant termination of this Agreement and are not penalties.  Each Party irrevocably waives any right it may have to raise as a defence that any such liquidated damages are excessive or punitive.  For greater certainty, the Parties agree that the payment of any amounts pursuant to this Section 8.0 is the sole monetary remedy of Timberline and Staccato, provided, however, that this limitation shall not apply in the event of fraud, intentional misrepresentation or wilful breach of this Agreement by a Party.

8.7

For the purposes of this Agreement, "Superior Proposal" means an unsolicited bona fide offer regarding the direct or indirect acquisition or disposition of all or any of Staccato's securities, or any amalgamation, merger, sale of all of Staccato 's assets or, except in the ordinary course of business, any part of Staccato's assets, take-over bid, tender offer, plan of arrangement, issuer bid, reorganization, dividend or distribution, recapitalization, liquidation or winding-up of, or other business combination or similar transaction involving Staccato, all of Staccato's assets or, except in the ordinary course of business, any part of Staccato's assets or similar fundamental transaction involving Staccato which the board of directors of Staccato considers, in good faith, to be superior to the terms of the Arrangement and must be recommended to Staccato's shareholders in order that the board of directors may discharge its fiduciary obligations.  Any good faith determination by the board of directors of Staccato of a Superior Proposal shall only be made after consultation with its financial and legal advisors and a determination by the board of directors of Staccato that the failure to entertain and negotiate such a Superior Proposal or to furnish information concerning Staccato to a Third Party in connection therewith could, in the particular circumstances, result in a finding that the directors had breached their fiduciary duties under applicable law.

8.8

Nothing contained in this Agreement shall prohibit or prevent Staccato or its boards of directors or officers from:  (a) making any disclosure of or in relation to an unsolicited Acquisition Proposal  from a Third Party or, prior to the Effective Time if, in the good faith judgment of the board of directors, after consultation with outside legal counsel, such disclosure is necessary for the directors or officers of Staccato to act in a manner consistent with their fiduciary duties or is otherwise required under applicable laws; (b) responding, within the time and in the manner required by applicable laws, to any unsolicited take-over bid or tender or exchange offer made for Staccato Shares or any other securities of Staccato; or (c) taking any other action in relation to an unsolicited Acquisition Proposal from a Third Party to the extent required under applicable securities laws or orders or otherwise mandated by any governmental entity.

8.9

Subject to the foregoing provisions of this Section 8.0, each of Timberline and Staccato shall pay all the fees, costs and expenses incurred by such Party in connection with the Agreement and the Arrangement.

8.10

If a fee is payable under Section 8.2, 8.3. 8.4 or 8.5, no other fee will be payable under Section 8.0, except in the case of fraud or intentional misrepresentation by a party, in which case the other party can seek any available legal remedies, whether in law or equity, in relation to such fraud or intentional misrepresentations.

9.0

ORDINARY COURSE

9.1

Until the earlier of the closing of the Arrangement and the termination of this Agreement without completion of the Arrangement, Staccato will not without the prior written consent of the other parties, enter into any contract in respect of its business or assets, other than in the ordinary course of business, and each of the parties will continue to carry on its business and maintain its assets in the ordinary course of business, with the exception of reasonable costs incurred in connection with the Arrangement, and, without limitation, but subject to the above exceptions, will maintain payables and other liabilities at levels consistent with past practice and will not engage in any extraordinary material transactions or agree to do any of the foregoing or perform any act or enter into any transaction or negotiation which interferes or is inconsistent with the completion of the transactions contemplated hereby without the prior written consent of the other parties.

10.0

PUBLIC DISCLOSURE AND CONFIDENTIALITY

10.1

No disclosure or announcement, public or otherwise, in respect of this Agreement or the transactions contemplated herein will be made by any party without the prior written agreement of the other parties as to timing, content and method, provided that the obligations herein will not prevent any party from making, after consultation with the other parties, such disclosure as its counsel advises is required by applicable laws or the rules and policies of the reporting jurisdictions of the party.

10.2

Unless and until the transactions contemplated in this Agreement have been completed, except with the prior written consent of the other parties, each party and their respective employees, officers, directors, shareholders, agents, advisors and other representatives will hold all information received from the other parties in strictest confidence, except such information and documents which (i) are or subsequently may become generally available to the public; (ii) are required to be disclosed by applicable law; (iii) are available on a non-confidential basis prior to their disclosure to the other parties; (iv) become available to one party on a non-confidential basis from a source other than the other parties provided that such other source is not bound by a confidentiality agreement with the other parties; (v) are independently developed; or (vi) were available to each party as a result of the relationship of the parties prior to the date hereof.

10.3

All such information in written form and documents will be returned to the party originally delivering them in the event that the transactions provided for in this Agreement are not completed.

11.0

ASSIGNMENT

11.1

No party may assign its rights or obligations under this Agreement.

12.0

WAIVER

12.1

Any waiver or release of any conditions of this Agreement, to be effective, must be in writing executed by the party for whom such condition is expressed by this Agreement to benefit.

13.0

GENERAL

13.1

The covenants, representations and warranties contained herein will survive the Closing.

13.2

Time is of the essence herein.

13.3

Each party hereto will, from time to time, at the request of the other parties, do such further acts and execute and deliver all such further documents, agreements and instruments as will be reasonably required in order to fully perform and carry out the terms, conditions and intent of this Agreement.

13.4

All references to currency are references to Canadian dollars unless otherwise indicated.

13.5

The parties intend that this Agreement will be binding upon them until terminated.

13.6

Any notice to be given hereunder to the parties will be deemed to be validly given if delivered, or if sent by facsimile:

if to Timberline, to:

Timberline Resources Corporation 101 E. Lakeside Avenue Coeur D’Alene, Idaho 83814 Attention: Randal Hardy, Chief Executive Officer Facsimile No.: (208) 664-4860

with a copy to:

Dorsey & Whitney LLP TD Canada Trust Tower Brookfield Place 161 Bay Street, Suite 4310 Toronto, ON Canada M5J 2S1 Attention: Kenneth Sam Facsimile No.: (416) 367-7371

and with a copy to:

Miller Thomson LLP Robson Court 1000-840 Howe Street Vancouver, BC V6Z 2M1 Attention: Peter McArthur Facsimile No.: (604) 643-1200

if to Staccato, to:

Staccato Gold Resources Ltd. 2060-777 Hornby Street Vancouver, BC V6Z 1T7 Attention: Grant Ewing, President Facsimile No.: (604) 484-8254

with a copy to:

Stikeman Elliott LLP Suite 1700 666 Burrard Street Vancouver, BC V6C 2X8 Attention: John E. Stark Fax: (604) 681-1825

and any such notice delivered on a business day in accordance with the foregoing will be deemed to have been received on the date of delivery or facsimile transmission.

13.7

This Agreement and the rights and obligations of the parties hereunder will be governed by and construed according to the laws of the Province of British Columbia.

13.8

This Agreement will enure to the benefit of and be binding upon the parties hereto and their successors.

13.9

This Agreement may be executed in any number of counterparts with the same effect as if all parties had signed the same document.  All of these counterparts will for all purposes constitute one agreement, binding on the parties, notwithstanding that all parties are not signatories to the same counterpart.  A fax transcribed copy or photocopy of this Agreement executed by a party in counterpart or otherwise will constitute a properly executed, delivered and binding agreement or counterpart of the executing party.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the year and day set out on page 1 hereof.

1

SCHEDULE "A"

Plan of Arrangement

ARTICLE ONE

Interpretation

Definitions

1.01

In this Plan of Arrangement, unless something in the subject matter or context is inconsistent therewith:

(a)

"Agreement" means the Arrangement Agreement dated for reference March 22, 2010, made among Timberline and Staccato including the schedules thereto as the same may be supplemented or amended from time to time;

(b)

"Arrangement" means an arrangement under the provisions of Section 288 of the BCBCA, on the terms and conditions set forth in this Plan of Arrangement as supplemented, modified or amended;

(c)

"BCBCA" means the Business Corporations Act, S.B.C. 2002, c. 57, including all regulations made thereunder, as amended;

(d)

"Business Day" means any day on which commercial banks are generally open for business in Vancouver, British Columbia other than a Saturday, a Sunday or a day observed as a holiday in Vancouver, British Columbia under the Laws of the Province of British Columbia or the federal Laws of Canada;

(e)

"Closing Price" or "CP" means the closing price of a Staccato Share on the TSX Venture Exchange on the trading day immediately preceding the Effective Date;

(f)

"Court" means the Supreme Court of British Columbia;

(g)

"Depositary" means Computershare Trust Company of Canada;

(h)

"Dissent Rights" has the meaning set out in Article 4.01;

(i)

"Dissenting Shares" means the Staccato Shares held by a Dissenting Shareholder and in respect of which the Dissenting Shareholder has validly exercised Dissent Rights;

(j)

"Dissenting Shareholders" means Holders of Staccato Shares who have duly and validly exercised their Dissent Rights pursuant to Article Four and the Interim Order;

(k)

"Effective Date" such date, as Timberline and Staccato may agree upon, following the satisfaction or waiver of all of the conditions to the completion of the Arrangement as set out in Sections 5.1, 5.2 and 5.3 of the Agreement, or, in the absence of agreement, one Business Day following the satisfaction or waiver of such conditions, provided however the Effective Date shall be no later than September 30, 2010;

(l)

"Effective Time" means 12:01 a.m. (Vancouver time) on the Effective Date;

(m)

"Exchange Ratio" means 0.142857143;

2

(n)

"Exercised Staccato Option" means a Staccato Option that has been duly and validly exercised for Staccato Shares in accordance with its terms but in respect of which the name of the former holder of the Staccato Option has not been added to the register of Staccato Shares as the Holder thereof prior to the Effective Time;

(o)

"Final Order" means the final order of the Court approving the Arrangement as such order may be amended or varied at any time prior to the Effective Time or, if appealed then, unless such appeal is withdrawn or denied, as affirmed or as amended on appeal;

(p)

"Holder" means a registered holder of Staccato Shares or any person who surrenders to the Depositary certificates representing such Staccato Shares duly endorsed for transfer to such person in accordance with the Letter of Transmittal;

(q)

"Interim Order" means the order of the Court concerning the Arrangement providing for, among other things, the calling and the holding of the Staccato Meeting, as such order may be amended, varied or supplemented by the Court;

(r)

"Letter of Transmittal" means (i) in respect of Staccato Shares issued as a result of the provisions of Article 3.02(a) or Article 3.02(c), the letter of transmittal providing for the delivery to the Depositary of all documents, certificates and instruments as the Depositary or Timberline may reasonably require; (ii) in respect of all other Staccato Shares, the letter of transmittal forwarded by Staccato to the Holders of Staccato Shares providing for the delivery to the Depositary of certificates in respect of Staccato Shares and all other documents and instruments as the Depositary or Timberline may reasonably require; and (iii) in respect of Staccato Warrants, the letter of transmittal forwarded by Staccato to the Warrantholders providing for the delivery to the Depositary of certificates in respect of Staccato Warrants and all other documents and instruments as the Depositary or Timberline may reasonably require;

(s)

“Liens” means any hypothecs, liens, claims, encumbrances, charges, adverse interests or security interests;

(t)

"Notice of Dissent" means a notice of dissent duly and validly given by a Holder exercising Dissent Rights as contemplated in the Interim Order and as described in Article Four;

(u)

"Original Exercise Price" or "OEP" means, in relation to a Staccato Option, the exercise price per Staccato Share of that Staccato Option immediately prior to the Effective Time;

(v)

"Person" shall be broadly interpreted and includes any natural person, partnership, limited partnership, joint venture, syndicate, sole proprietorship, body corporate with or without share capital, unincorporated association, trust, trustee, executor, administrator or other legal personal representative;

(w)

"Plan of Arrangement" means this plan of arrangement and any amendment or variation thereto made in accordance with Article Six hereof;

(x)

"shareholder" or "holder of shares" means "shareholder" as defined in the BCBCA;

(y)

"Specified Option" means a Staccato Option (which is not an Exercised Staccato Option) in respect of which Timberline and the holder of that Staccato Option have agreed in writing, prior to the Effective Date, that Article 3.02(g) will apply;

(z)

"Staccato" means Staccato Gold Resources Ltd., a company incorporated under the laws of the Province of British Columbia;

3

(aa)

"Staccato Circular" means the management information circular of Staccato to be sent to the Staccato Securityholders in connection with the Staccato Meeting;

(bb)

"Staccato Meeting" means the special meeting of Staccato Securityholders to be held to consider and, if thought fit, to approve the Arrangement, among other things;

(cc)

"Staccato Options" means stock options exercisable to purchase Staccato Shares;

(dd)

"Staccato Option Share Number" or "SOSN" means, in respect of a Staccato Option, the number of Staccato Shares for which that Staccato Option was exercisable immediately prior to the Effective Time (assuming all such Staccato Options are vested immediately prior to the Effective Time);

(ee)

"Staccato Shares" or "Shares" means the common shares without par value in the capital of Staccato;

(ff)

"Staccato Securityholders" means holders of Staccato Shares, holders of Staccato Options and holders of Staccato Warrants;

(gg)

"Staccato Warrants" means warrants exercisable to purchase Staccato Shares;

(hh)

"Substituted Right" means a right that will entitle its holder to acquire, on the exercise thereof, the number of Staccato Shares that is equal to the product obtained when the Staccato Option Share Number of the Staccato Option for which it is exchanged pursuant to Article 3.02(b) is multiplied by the amount, if any, by which one (1) exceeds the quotient obtained when the Original Exercise Price of that Staccato Option is divided by the Closing Price, being, when expressed as a formula, SOSN x 1 – (OEP/CP) and, such right shall be otherwise on, and subject to, the same rights and restriction as the Staccato Option for which it is so exchanged;

(ii)

"Tax Act" means the Income Tax Act R.S.C. 1985 (5th Supp.) c. 1, and the regulations promulgated thereunder, as now in effect and as it may be amended from time to time prior to the Effective Date; and

(jj)

"Timberline" means Timberline Resources Corporation, a company existing under the laws of Delaware;

(kk)

"Timberline Options" means options exercisable to purchase Timberline Shares to be issued in exchange for Specified Options;

(ll)

"Timberline Shares" means the shares of common stock with par value of $0.001 in the share structure of Timberline;

(mm)

"Timberline Warrants" means warrants exercisable to purchase Timberline Shares to be issued in exchange for Staccato Warrants; and

(nn)

"Warrantholder" means a registered holder of Staccato Warrants or any person who surrenders to the Depositary certificates representing such Staccato Warrants duly endorsed for transfer to such person in accordance with the Letter of Transmittal.

4

Headings

1.02

The division of this Plan of Arrangement into Articles, Sections and Subsections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Plan of Arrangement. The terms "this Plan of Arrangement", "hereof" and "hereunder" and similar expressions refer to this Plan of Arrangement and not to any particular Article, Section or Subsection hereof and include any agreement or instrument supplemental therewith, and, unless reference is specifically made to some other document or instrument, references herein to Articles, Sections and Subsections are to Articles, Sections and Subsections of this Plan of Arrangement.

Number

1.03

In this Plan of Arrangement, unless something in the context is inconsistent therewith, words importing the singular number only shall include the plural and vice versa, words importing the masculine gender shall include the feminine and neuter genders and vice versa, words importing persons shall include individuals, partnerships, associations, trusts, unincorporated organizations and corporations and vice versa and words importing shareholders shall include members.

ARTICLE TWO

Arrangement Agreement

Arrangement Agreement

2.01

This Plan of Arrangement is made pursuant and subject to the provisions of the Agreement.

ARTICLE THREE

The Arrangement

Plan of Arrangement

3.01

This Arrangement will become effective at, and be binding at and after, the Effective Time on (i) Staccato, (ii) Timberline, and (iii) all registered and beneficial holders of Staccato Shares, Staccato Warrants and Staccato Options.

3.02

At the Effective Time, the following events or transactions shall occur sequentially in the order set out unless otherwise noted and shall be deemed to occur without any further act or formality required on the part of any Person, except as expressly provided herein:

(a)

the holder of each Exercised Staccato Option outstanding immediately prior to the Effective Time will be deemed to be the Holder of, and the name of such holder added to the register of Staccato Shares in respect of, the number of Staccato Shares for which that Exercised Staccato Option was duly and validly exercised;

(b)

each Staccato Option outstanding immediately prior to the Effective Time that is neither an Exercised Staccato Option nor a Specified Option, will be exchanged for a Substituted Right which shall be exercisable immediately;

(c)

each Substituted Right shall be deemed to have been exercised by its holder and, subject to Article 3.07, such holder shall be deemed to be the Holder of, and the name of such holder shall be deemed to be added to the register of Staccato Shares in respect of, such number of Staccato Shares (if any) for which such Substituted Right is exercisable;

5

(d)

the Dissenting Shares shall be deemed to have been transferred to Staccato and cancelled and the Dissenting Shareholders shall cease to have any rights as shareholders of Staccato other than the right to be paid the fair value of their Staccato Shares in accordance with Article Four;

(e)

all Staccato Shares (other than the Dissenting Shares transferred to Staccato in accordance with Article 3.02(d)) will be transferred to Timberline in consideration for 0.142857143 of a Timberline Share and US$0.0001 for each Staccato Share;

(f)

each Staccato Warrant outstanding immediately prior to the Effective Time will be exchanged for a Timberline Warrant to purchase that number of Timberline Shares as is equal to the number of Staccato Shares that would otherwise have been issuable on exercise of the Staccato Warrant immediately prior to the Effective Time multiplied by the Exchange Ratio, at an exercise price per Timberline Share equal to the exercise price per Staccato Share of such Staccato Warrant immediately prior to the Effective Time divided by the Exchange Ratio, provided that: (A) if the foregoing calculation results in a Timberline Warrant being exercisable for a number of Timberline Shares that includes a fraction of a Timberline Share, then the number of Timberline Shares subject to such Timberline Warrant shall be rounded up to the nearest whole Timberline Share in the case of a fraction representing 0.5 of a Timberline Share and rounded down to the nearest whole Timberline Share in the case of a fraction representing 0.5 or less of a Timberline Share; (B) if the aggregate exercise price payable to acquire the Timberline Shares under the Timberline Warrant includes a fraction of a cent, then such aggregate exercise price shall be rounded up to the nearest cent in the case of a fraction representing more than 0.5 of a cent and rounded down to the neared cent in the case of a fraction representing 0.5 of a cent or less; (C) outside of restrictions on issue and resale under United States federal and state securities laws, all other terms and conditions of such Timberline Warrant, including as to expiry, will be the same as the terms of the Staccato Warrant exchanged therefor; and (D) for greater certainty, this Plan of Arrangement shall not result in any other adjustment to the number or type of shares for which, or the exercise price of, such Staccato Warrants;

(g)

each Specified Option outstanding immediately prior to the Effective Time will be exchanged for a Timberline Option to purchase that number of Timberline Shares as is equal to the Staccato Option Share Number of that Staccato Option multiplied by the Exchange Ratio, at an exercise price per Timberline Share equal to the Original Exercise Price of such Staccato Option divided by the Exchange Ratio, provided that: (A) if the foregoing calculation results in a Timberline Option being exercisable for a number of Timberline Shares that includes a fraction of a Timberline Share, then the number of Timberline Shares subject to such Timberline Option shall be rounded down to the nearest whole Timberline Share; (B) if the aggregate exercise price payable to acquire the Timberline Shares under the Timberline Option includes a fraction of a cent, then such aggregate exercise price shall be rounded up to the nearest cent; (C) outside of restrictions on issue and resale under United States federal and state securities laws, all other terms and conditions of such Timberline Option, including as to vesting and expiry, will be the same as the terms of the Staccato Option exchanged therefor; and (D) section 4.7 of the 2003 Staccato Option Plan shall not apply in respect of the change of control of Staccato effected by this Plan of Arrangement;

provided that none of the foregoing will occur or be deemed to occur unless all of the foregoing occurs.

6

3.03

Upon the exchange, at the Effective Time, of Staccato Options for Substituted Rights pursuant to Article 3.02(b) and as a result of such exchange:

(a)

the former holders of such Staccato Option shall cease to be the holders of the Staccato Options so exchanged and the name of each such former holder of Staccato Options shall be removed from the register of holders of Staccato Options;

(b)

no such former holder of Staccato Options shall be entitled to a certificate or other document representing such Substituted Right; and

(c)

each such Staccato Option shall be deemed to be cancelled.

3.04

Upon the exchange, at the Effective Time, of Substituted Rights for Staccato Shares pursuant to Article 3.02(c) and as a result of such Exchange:

(a)

the former holders of the Substituted Rights shall cease to be the holders of the Substituted Rights so exchanged;

(b)

no such former holder of Substituted Rights shall be entitled to a certificate or other document representing such Staccato Shares; and

(c)

each such Substituted Right shall be deemed to be cancelled.

3.05

Upon the exchange, at the Effective Time, of Staccato Shares for Timberline Shares pursuant to Article 3.02(e) and as a result of such exchange:

(a)

each former Holder of Staccato Shares (other than Dissenting Shareholders with respect to Dissenting Shares) shall cease to be the holder of the Staccato Shares so exchanged and the name of each such former Holder shall be removed from the register of holders of Staccato Shares;

(b)

each such former Holder of Staccato Shares (other than Dissenting Shareholders with respect to Dissenting Shares) shall become the holder of the Timberline Shares exchanged for the Staccato Shares held by such former Holder and shall be added to the register of holders of Timberline Shares in respect thereof; and

(c)

Timberline shall become the holder of the Staccato Shares so exchanged and shall be added to the register of holders of Staccato Shares in respect thereof.

3.06

Upon the exchange, at the Effective Time, of Staccato Warrants for Timberline Warrants pursuant to Article 3.02(f) and as a result of such exchange:

(a)

each former Warrantholder shall cease to be the holder of the Staccato Warrants so exchanged and the name of each such former Warrantholder shall be removed from the register of holders of Staccato Warrants; and

(b)

each such former Warrantholder shall become the holder of the Timberline Warrants exchanged for the Staccato Warrants held by such former Warrantholder and shall be added to the register of holders of Timberline Warrants in respect thereof.

3.07

For greater certainty, if the quotient obtained when the Original Exercise Price of a Staccato Option exchanged for a Substituted Right pursuant to Article 3.02(b) is divided by the Closing Price is equal to or greater than one (1) the number of Staccato Shares for which a Substituted Right is exercisable

7

shall be nil and the holder thereof shall not be entitled, under Article 3.02(c) or otherwise, to a Staccato Share in exchange therefor, and such Substituted Right shall be deemed to be surrendered  and cancelled for no consideration.

3.08

Any transfer of any securities pursuant to the Arrangement shall be free and clear of any Liens.

ARTICLE FOUR

Rights of Dissent

Rights of Dissent

4.01

A Holder of Staccato Shares may exercise dissent rights ("Dissent Rights") conferred by the Interim Order in connection with the Arrangement in the manner set out in Section 242 of the BCBCA, as modified by the Interim Order, provided that the Notice of Dissent is received by Staccato by no later than 4:30 p.m. (Vancouver time) on the date which is two Business Days prior to the date of the Staccato Meeting.  Without limiting the generality of the foregoing, Holders who duly exercise such Dissent Rights and who are ultimately determined to be entitled to be paid fair value for their Staccato Shares shall be deemed to have transferred such Staccato Shares (free and clear of all Liens), as of the Effective Time, without any further act or formality, to Staccato in consideration of their entitlement to be paid the fair value of the Staccato Shares by Staccato under the Dissent Rights. In no case shall Staccato or Timberline be required to recognize such Holders as shareholders of Staccato at and after the Effective Time, and the names of such Holders shall be removed from Staccato 's central securities register as of the Effective Time.

4.02

In the event a Holder gives a Notice of Dissent but is not ultimately entitled, for any reason, to be paid the fair value of the Staccato Shares in respect of which the Notice of Dissent was given as contemplated in Section 242 of the BCBCA and the Interim Order, such Holder shall be deemed to have participated in the Arrangement on the same basis as non-dissenting shareholders of Staccato and shall be entitled to receive only the Timberline Shares that such non-dissenting Shareholders are entitled to receive, on the basis set out in Article 3.02(e).

4.03

For greater certainty, no holder of Staccato Options or Staccato Warrants shall be entitled to exercise Dissent Rights with respect to Staccato Options or Staccato Warrants.

ARTICLE FIVE

Certificates and Documentation

Effect of Arrangement

5.01

After the Effective Time, certificates formerly representing Staccato Shares and Staccato Warrants prior to the Effective Time shall cease to represent such shares and warrants and shall represent only the right to receive the consideration therefor specified in Article Three in accordance with this Plan of Arrangement, subject to Article 5.06 and to compliance with the requirements set forth in this Article Five; and for greater certainty, no former Holder will be entitled to receive any interest, dividends, premiums, or other payment in connection therewith.

Entitlement of holders of Specified Options to Timberline Option Certificates

5.02

At the Effective Time, each and every certificate, document, agreement or other instrument, if any, formerly representing Staccato Options shall be and shall be deemed to be cancelled, void and of no further force and effect without any further authorization, act or formality.  Each former holder of a Specified Option shall be entitled to receive instruments representing the Timberline Option to which

8

each such former holder of a Specified Option is entitled pursuant to the provisions of this Plan of Arrangement as soon as practical after the Effective Time.  Timberline shall register each former holder of a Specified Option as the holder of the Timberline Options to which such former holder of a Specified Option is entitled pursuant to the provisions of this Plan of Arrangement and make available to each former holder of Specified Options, or send by first class mail to the last address of each such former holder of a Specified Options as shown on the books and records of Staccato, instruments representing such Timberline Option.

Letter of Transmittal

5.03

Staccato shall cause a Letter of Transmittal to be sent to each holder of Staccato Shares or Staccato Warrants, at the address of such holder as it appears in the register maintained by or on behalf of Staccato in respect of such holders, or if there is no such register, then as it appears in other records maintained by or on behalf of Staccato, with the Staccato Circular.

Right of Holder to Receive Timberline Shares and Cash

5.04

(a)

At or prior to the Effective Time, Timberline shall deposit with the Depositary, for the benefit of the Holders of Staccato Shares (including each Holder whose name is deemed to be entered on the register of Staccato Shares pursuant to Article 3.02(a) or Article 3.02(c)) and Exercised Staccato Options, a certificate or certificates representing the aggregate number of Timberline Shares which the Holders of Staccato Shares are entitled to receive hereunder (calculated without reference to whether any Holders have exercised or may exercise Dissent Rights) and cash equal to US$0.0001 times the aggregate number of Timberline Shares to which such Holders are entitled pursuant to Article 3.02(e).

(b)

At the Effective Date, Timberline will cause the Depository to forward or cause to be forwarded by first class mail (postage prepaid) to the former Holders whose names are deemed to be entered on the register of Staccato Shares pursuant to Article 3.02(a) or Article 3.02(c), at the address on record at Staccato for such former Holders, certificates representing the number of Timberline Shares, if any, issuable to such former Holder as determined in accordance with the provisions hereof and a cheque payable to the order of such former Holder in an amount equal to US$0.0001 times the aggregate number of Timberline Shares to which such former Holder is entitled (if any) pursuant to Article 3.02(e), subject to any withholding obligation under applicable tax laws.

(c)

Subject to Article 5.04(b) and Article 5.06, as soon as practicable following the later of the Effective Date and the date of deposit by the Holder with the Depositary of a duly completed Letter of Transmittal, documents, certificates and instruments contemplated by the Letter of Transmittal, the certificates representing Staccato Shares (if any) and such additional documents and instruments as the Depositary may reasonably require, Timberline shall cause the Depositary to:

(i)

forward or cause to be forwarded by first class mail (postage prepaid) to the former Holder at the address specified in the Letter of Transmittal; or

(ii)

if requested by the former Holder in the Letter of Transmittal, make available at the Depositary for pick-up by the Holder; or

9

(iii)

if the Letter of Transmittal neither specifies an address nor contains a request as described in (ii), forward or cause to be forwarded by first class mail (postage prepaid) to the former Holder at the address of such former Holder as shown on the share register maintained by Staccato immediately prior to the Effective Time, certificates representing the number of Timberline Shares, if any, issuable to such former Holder of Staccato Shares as determined in accordance with the provisions hereof and a cheque payable to the order of such former Holder in an amount equal to US$0.0001 times the aggregate number of Timberline Shares to which such former Holder is entitled (if any) pursuant to Article 3.02(e), subject to any withholding obligation under applicable tax laws.

Subject to Article 5.04(b), until such time as a former Holder of Staccato Shares deposits with the Depositary a duly completed Letter of Transmittal, the documents, certificates and instruments contemplated by the Letter of Transmittal, the certificates representing Staccato Shares (if any) and such additional documents and instruments as the Depositary may reasonably require, all certificates representing Timberline Shares and cash to which such former Holder is entitled in respect of such Staccato Shares, if any, shall, subject to Article 5.06, to be held in trust for such former Holder for delivery to the former Holder, upon delivery of the Letter of Transmittal, the documents, certificates and instruments contemplated by the Letter of Transmittal,  the certificates representing the Staccato Shares (if any) and such additional documents and instruments as the Depositary may reasonably require.

Right of holder of Staccato Warrants to Receive Timberline Warrants

5.05

(a)

At or prior to the Effective Time, Timberline shall deposit with the Depositary, for the benefit of Warrantholders, a certificates representing the Timberline Warrants which the Warrantholders are entitled to receive hereunder.

(b)

Subject to Article 5.06, as soon as practicable following the later of the Effective Date and the date of deposit by the Warrantholder with the Depositary of a duly completed Letter of Transmittal, documents, certificates and instruments contemplated by the Letter of Transmittal, the certificates representing Staccato Warrants (if any) and such additional documents and instruments as the Depositary may reasonably require, Timberline shall cause the Depositary to:

(i)

forward or cause to be forwarded by first class mail (postage prepaid) to the former Warrantholder  at the address specified in the Letter of Transmittal; or

(ii)

if requested by the former registered holder of Staccato Warrants in the Letter of Transmittal, make available at the Depositary for pick-up by the former Warrantholder; or

(iii)

if the Letter of Transmittal neither specifies an address nor contains a request as described in (ii), forward or cause to be forwarded by first class mail (postage prepaid) to the former Warrantholder at the address of such former Warrantholder as shown on the share register maintained by Staccato immediately prior to the Effective Time;

10

certificates representing the number of Timberline Warrants, if any, issuable to such former Warrantholder as determined in accordance with the provisions hereof, subject to any withholding obligation under applicable tax laws.

Until such time as a former Warrantholder deposits with the Depositary a duly completed Letter of Transmittal, the documents, certificates and instruments contemplated by the Letter of Transmittal, the certificates representing Staccato Warrants (if any) and such additional documents and instruments as the Depositary may reasonably require, all certificates representing Timberline Warrants to which such former Warrantholder is entitled in respect of such Staccato Warrants, if any, shall, subject to Article 5.06, to be held in trust for such former Warrantholder for delivery to the former Warrantholder, upon delivery of the Letter of Transmittal, the documents, certificates and instruments contemplated by the Letter of Transmittal,  the certificates representing the Staccato Warrants (if any) and such additional documents and instruments as the Depositary may reasonably require.

Surrender of Rights

5.06

Notwithstanding any other provision hereof, any certificate which, immediately prior to the Effective Time, represented Staccato Shares or Staccato Warrants that has not been surrendered with all other documents, certificates and instruments required by Article 5.04(c) or Article 5.05(b), as the case may be, on or before the sixth anniversary of the Effective Date shall cease to represent any right or claim of any kind or nature and the right of the former Holder to receive Timberline Shares and cash and the Timberline Shares issued and cash payable to such former Holder and the right of the former Warrantholder and the Timberline Warrants issuable to such former Warrantholder shall, on the sixth anniversary of the Effective Date, be deemed to be surrendered to Timberline, together with all dividends or distributions thereon held for such Holder or Warrantholder, for no consideration.

Distribution

5.07

All dividends paid or distributions made in respect of the Timberline Shares for which a certificate formerly representing Staccato Shares has not been deposited with all other documents, certificates and instruments as provided in Article 5.04 hereof, shall be paid and delivered to the Depositary to be held (subject to Article 5.06) in trust for the former Holder of such unsurrendered certificate, for delivery to such former Holder upon delivery of the certificate and other documents, certificates and instruments required by Article 5.04(c).

Fractional Shares

5.08

No fractional Timberline Shares shall be issued and any Holder of Staccato Shares in connection with the Arrangements.  If a Holder of Staccato Shares would otherwise be entitled to receive a fractional Timberline Share, the number of Timberline Shares issuable to such Holder under the Arrangement will be rounded up to the nearest whole Timberline Share in the event that such Holder is entitled to a fractional share representing 0.5 or more of a Timberline Share and rounded down to the nearest whole Timberline Share in the event that such Holder is entitled to a fractional share representing 0.5 or less of a Timberline Share.

Withholding Rights

5.09

Notwithstanding any other provision of this Plan of Arrangement, Timberline, Staccato and the Depositary shall be entitled to deduct and withhold from the consideration otherwise payable to any former Holder under this Arrangement such amounts as Timberline, Staccato or the Depositary is required or entitled to deduct and withhold with respect to such payment under the Tax Act, the United States Internal Revenue Code of 1986 or any provision of any applicable federal, provincial, state, local or foreign tax law, in each case, as amended.  To the extent that amounts are so withheld, such withheld

11

amounts shall be treated for all purposes hereof as having been paid to the former Holder in respect of which such deduction and withholding was made, provided that such withheld amounts are actually remitted to the appropriate taxing authority.

Lost Certificates

5.10

In the event any certificate, which immediately prior to the Effective Date represented one or more outstanding Staccato Shares that were transferred pursuant to Article 3.02(e) or Staccato Warrants that were surrendered pursuant to Article 3.02(f) has been lost, stolen, or destroyed, upon making of an affidavit of that fact by the Person claiming such certificate to be lost, stolen or destroyed and delivery of such other documents as may be required by the Depositary or Timberline, including a bond satisfactory to Timberline and Staccato and their respective transfer agents and the Depository in such sum as Timberline may direct, or otherwise providing an indemnity in favour of Timberline, Staccato and the Depositary in a manner satisfactory to Timberline and Staccato against any claim that may be made against Timberline or Staccato or the Depositary with respect to the certificates alleged to have been lost, stolen or destroyed, Timberline  will issue will (or will cause to be issued) in exchange for such lost, stolen or destroyed certificates, appropriate the consideration to which the holder is entitled pursuant to the Arrangement.

ARTICLE SIX

Amendment

Plan of Arrangement Amendment

6.01

Staccato and Timberline reserve the right to amend, modify and/or supplement this Plan of Arrangement at any time and from time to time, provided that any amendment, modification or supplement must be contained in a written document which is filed with the Court and, if made following the Staccato Meeting, approved by the Court and communicated to Staccato Securityholders in the manner required by the Court (if so required).

6.02

Any amendment, modification or supplement to this Plan of Arrangement may be proposed by Staccato and Timberline at any time prior to or at the Staccato Meeting with or without any other prior notice or communication and, if so proposed and accepted by the persons voting at the Staccato Meeting, shall become part of this Plan of Arrangement for all purposes.

6.03

Any amendment, modification or supplement to this Plan of Arrangement which is approved or directed by the Court following the Staccato Meeting shall be effective only if it is consented to by Staccato and Timberline (acting reasonably) and, if required by the Court, approved by Staccato Securityholders voting in the manner directed by the Court.

6.04

This Plan of Arrangement may be withdrawn prior to the Effective Time in accordance with the terms of the Agreement.

Schedule “B”

Outstanding Staccato Options, Staccato Warrants and Staccato Securities

Shareholders of Staccato Gold Resources Inc. as at March 19, 2010

HOLDER IDENTIFIER	FULLNAME	POSTCODE	DOMICILE	C01 CLASS TOTAL	REG_ADDRESS_LINE_1	REG_ADDRESS_LINE_2	REG_ADDRESS_LINE_3
C0000000094	EDWARD D JONES & CO	63141-5824	USA	40000	EDWARD D JONES & CO	700 MARYVILLE CENTER DR	ST LOUIS MO 63141-5824
C0000000221	RICK LEVITT	V4N 0K9	CAN	4000	RICK LEVITT	#306-BUILDING 102	15910 FRASER HIGHWAY
C0000000638	PERSHING LLC	7303	USA	30000	PERSHING LLC	PO BOX 2050	JERSEY CITY NJ 07303
C0000000728	ROYTOR & CO TR A/C T12058611	M5V 3L3	CAN	3000000	ROYTOR & CO	TR A/C T12058611	RBC DEXIA INVESTOR SERVICES
C0000001597	MOHAMED S NIZAR	M1C 1A7	CAN	20000	MOHAMED S NIZAR	1415 MILITARY TRAIL	SCARBOROUGH ON M1C 1A7
C0000001946	DONALD J DECKER	89801	USA	666667	DONALD J DECKER	3716 IDAHO ST	STE A
C0000002381	DONALD J DECKER	89801	USA	666667	DONALD J DECKER	3716 E IDAHO ST SUITE A	ELKO NV 89801
C0000002429	CYNTHIA DOUTHARD	80421	USA	67500	CYNTHIA DOUTHARD	80 WOLF ROAD	BAILEY CO 80421
C0000002437	HANK INNERFELD	80232	USA	55500	HANK INNERFELD	10692-D WEST FLORIDA AVE	LAKEWOOD CO 80232
C0000003255	SCOTT CHOSED	10010	USA	20000	SCOTT CHOSED	30 WATERSIDE PLAZA #20D	NEW YORK NY 10010
C0000003310	FORUM GLOBAL OPPORTUNITIES MASTER FUND LTD		VGB	571429	FORUM GLOBAL OPPORTUNITIES MASTER	FUND LTD	C/O FGC CORPORATE SERVICES
C0000003875	JAMES E WILLINGHAM IV SEPARATE PROPERTY	78802-1647	USA	20000	JAMES E WILLINGHAM IV SEPARATE	PROPERTY	PO BOX 1647
C0000003913	CHRIS HUHN & LORIE HUHN TEN COM	T2E 8K9	CAN	30000	CHRIS HUHN &	LORIE HUHN TEN COM	311 16TH AVE NE
C0000003921	GREG OLSON & VALERIE H OLSON JT TEN	82609-3217	USA	16000	GREG OLSON &	VALERIE H OLSON JT TEN	1100 DONEGAL
C0000004111	HARE & CO FBO GEOLOGIC RESOURCES FUND LP	10286	USA	742857	HARE & CO FBO GEOLOGIC RESOURCES	FUND LP	C/O THE BANK OF NEW YORK
C0000004138	WILLIAM D STONEBURNER	76513-5792	USA	50000	WILLIAM D STONEBURNER	P O BOX 1792	BELTON TX 76513-5792
C0000004154	AUGEN CAPITAL CORP	M5X 1A6	CAN	860000	AUGEN CAPITAL CORP	130 KING STREET WEST	THE EXCHANGE TOWER SUITE 720
C0000004162	AUMERCO LTD	M5X 1A6	CAN	5348000	AUMERCO LTD	C/O J DAVID MASON	130 KING ST WEST SUITE 720
S0000000019	CDS & CO (NCI)	M5W 1G5	CAN	87634173	CDS & CO (NCI)	PO BOX 1038 STN A	25 THE ESPLANADE

Shareholders of Staccato Gold Resources Inc. as at March 19, 2010

REG_ADDRESS_LINE_4	REG_ADDRESS_LINE_5	REG_ADDRESS_LINE_6
UNITED STATES		
SURREY BC V4N 0X9		
UNITED STATES		
SECURITIES CAGE		
2ND FLOOR	155 WELLINGTON ST W	TORONTO ON M5V 3L3
ELKO NV 89801	UNITED STATES	
UNITED STATES		
UNITED STATES		
UNITED STATES		
UNITED STATES		
125 MAIN ST PO BOX 144	ROAD TOWN TORTOLA	BRITISH VIRGIN ISLANDS
UVALDE TX 78802-1647	UNITED STATES	
PO BOX 52034	CALGARY AB T2E 8K9	
CASPER WY 82609-3217	UNITED STATES	
PO BOX 11203	NEW YORK NY 10286	UNITED STATES
UNITED STATES		
P O BOX 137	TORONTO ON M5X 1A6	
TORONTO ON M5X 1A6		
TORONTO ON M5W 1G5

Staccato Gold Resources Ltd.
Stock options - continuity schedule

Grant date	Expiry	Ex. Price	Robert Lasseff	Greg Hryhorchuk	George Cronin	Chris Pollard	George Brazier	Foo Chan	Klaid Walters	Cynthia Norby	David Mathewson	Carl Pascoe	Grant Ewing	Gareth Thomas	Gary Edmonds	Hal Quay	Louis Patterson	Gary Hutchinson	Total
25-Nov-04	24-Nov-09	$0.100				180,000													180,000
10-Aug-05	10-Aug-10	$0.100								20,000									20,000
1-Dec-05	1-Dec-10	$0.150			60,000														300,000
5-Jan-06	5-Jan-11	$0.400	385,000	400,000						15,000									800,000
1-Feb-06	1-Feb-11	$0.600	575,000	575,000	50,000	50,000					50,000								1,400,000
19-Apr-06	19-Apr-11	$0.600	485,000	485,000	40,000		70,000	60,000	50,000										1,200,000
1-Oct-06		$0.600																	100,000
1-Nov-06	1-Nov-11	$0.600	300,000	800,000				100,000											1,400,000
3-Oct-07	3-Oct-12	$0.350	750,000	750,000	175,000	175,000		175,000		60,000									2,075,000
18-Oct-07	18-Oct-12	$0.350										250,000							250,000
28-Oct-07	28-Oct-12	$0.350											1,000,000	100,000					1,200,000
27-Mar-08	27-Mar-13	$0.185					300,000												300,000
12-May-08	12-May-13	$0.200													400,000				400,000
30-May-08	30-May-13	$0.160														50,000			50,000
30-May-08	30-May-13	$0.160																200,000	200,000
2-Apr-09	2-Apr-14	$0.100	240,000	240,000		100,000	100,000						400,000						1,080,000
10-Dec-09	10-Dec-14	$0.150						60,000		50,000				60,000	200,000	60,000	60,000		450,000
Exp./term. due to leaving company			-	-		-	-												(880,000)
Cancelled May 09			(2,495,000)	(2,810,000)		(225,000)	(60,000)						(1,000,000)						(6,880,000)
Expired						(100,000)													(180,000)
			240,000	240,000	315,000	100,000	600,000	370,000	60,000	135,000	50,000	250,000	400,000	160,000	600,000	100,000	50,000	200,000	3,055,000

Scott Gibson expired July 2008, Bruce Yeoman expired Sept 2007, Grandich expired Sep
Alan Morris expired April 2008
Director options priced > $0.35 cancelled on May 15 09
Options granted on Dec 10, 09 vest as to 50% 6 months following grant date, and the balance 12 months from grant date.

O/S	99,842,793
10% of O/S	9,984,279
options rem.	6,929,279

Option treatment Pursuant to TLR / SAY Agreement

Exercise - Purple: 1,055,000 exercised ($0.10 to $0.15 strike price)

Cancel - Green: 1,640,000 cancelled ($0.35 - $0.60)

Question - Blue: 955,000 options - may transfer to TLR, these options may not be in the money, and holders are Staccato director (George Brazier), Lessor of Lookout property (Gary Hutchinson, could add to objective list?), and NV employees that TLR may retain (Gary Edmonds, Cynthia Norby)

REGISTER OF WARRANTS

NAME	CERTNUMBER	DATEGRANT	DATEISSUED	#OFWARRANTS	EXERCISEPRICE	EXPIRYDATE	AMENDEDEXPIRY	BALANCE	NOTES
ALPHA CAPITAL ANSTALT PRADAFANT 7 FURSTENTUMS 9490 VADUZ, LIECHTENSTEIN	JULY07-01	JULY 4/07	JULY 4/07	1,071,429	0.50	JULY 4/09	JULY 4/11	1,071,429	
W.D. LATIMER & CO. ITF AUGEN CAPITAL CORP. ACCOUNT 34047A-Z 100 WELLINGTON ST. WEST SUITE 600, P.O. BOX 96, TD CENTRE TORONTO, ONTARIO, M5K 1G8	JULY07-02	JULY 4/07	JULY 4/07	860,000	0.50	JULY 4/09	JULY 4/11	860,000	
DOUGLAS R. CASEY 202 CLEVEDON-KAWAKAWA ROAD CLEVEDON, NEW ZEALAND	JULY07-03	JULY 4/07	JULY 4/07	270,000	0.50	JULY 4/09	JULY 4/11	270,000	
CRESCENT INTERNATIONAL LTD. C/O CANTARA (SWITZERLAND) SA 84 AV. LOUIS-CASAL CH 1216 COINTRIN/GENEVA SWITZERLAND	JULY07-04	JULY 4/07	JULY 4/07	900,000	0.50	JULY 4/09	JULY 4/11	900,000	
DKR SOUNDSHORE OASIS HOLDING FUND LTD. C/O CODAN TRUST COMPANY (CAYMAN) LTD. CRICKET SQUARE, HUTCHINS DRIVE GEORGE TOWN, GRAND CAYMAN KY1-1111, CAYMAN ISLANDS	JULY07-05	JULY 4/07	JULY 4/07	714,286	0.50	JULY 4/09	JULY 4/11	714,286	
PETER RILEY 3503 – 1438 RICHARDS STREET VANCOUVER, B.C., V6Z 3B8	JULY07-06	JULY 4/07	JULY 4/07	70,000	0.50	JULY 4/09	JULY 4/11	70,000	
FORUM GLOBAL OPPORTUNITIES MASTER FUND, LTD 125 MAIN STREET, TORTOLA, BVI	JULY07-07	JULY 4/07	JULY 4/07	571,429	0.50	JULY 4/09	JULY 4/11	571,429

NAME	CERTNUMBER	DATEGRANT	DATEISSUED	#OFWARRANTS	EXERCISEPRICE	EXPIRYDATE	AMENDEDEXPIRY	BALANCE	NOTES
~~HARBORVIEW MASTER FUND LP, 2ND FL., HARBOUR HOUSE, WATERFRONT DRIVE, ROAD TOWN, TORTOLA, BVI~~	~~JULY07-08~~	~~JULY 4/07~~	~~JULY 4/07~~	~~441,781~~	~~0.50~~	~~JULY 4/09~~	JULY 4/11	0	RE-REGISTERED TO JULY07-21
~~KERSHAW & CO., (MERRILL LYNCH INT'L), CITY BANK, 16TH FLOOR, 123 FRONT ST. WEST, TORONTO, ONTARIO, M5H 2M3~~	~~JULY07-09~~	~~JULY 4/07~~	~~JULY 4/07~~	~~2,857,143~~	~~0.50~~	~~JULY 4/09~~	~~JULY 4/11~~	0	RE-REGISTERED TO JULY07-23
JAMES MALCOLM 1116H JAMIESON AVENUE N.E. CALGARY, ALBERTA, T2E 0L5	JULY07-10	JULY 4/07	JULY 4/07	357,000	0.50	JULY 4/09	JULY 4/11	357,000	
BRANT INVESTMENTS LIMITED A/C 10848109 SL-LEVEL, ROYAL BANK PLAZA SOUTH TOWER, 200 BAY STREET TORONTO, ONTARIO, M5J 2J5	JULY07-11	JULY 4/07	JULY 4/07	450,000	0.50	JULY 4/09	JULY 4/11	450,000	
BMO-NESBITT BURNS ITF MINERALFIELDS/ENERGYFIELDS MULTI-SERIES FUND INC. ACCOUNT #365-22507-17 C/O C. CLARK, 1 FIRST CANADIAN PLACE BMO NESBITT BURNS, 47TH FLOOR TORONTO, ONTARIO, M5X 1H3	JULY07-12	JULY 4/07	JULY 4/07	714,285	0.50	JULY 4/09	JULY 4/11	714,285	
MONARCH CAPITAL FUND LTD. 2ND FLOOR, HARBOUR HOUSE WATERFRONT DRIVE, ROAD TOWN TORTOLA, BVI	JULY07-13	JULY 4/07	JULY 4/07	542,563	0.50	JULY 4/09	JULY 4/11	542,563	
GUNDYCO ITF PINETREE RESOURCE PARTNERSHIP (ACCT# 515-10003-25) 161 BAY STREET, 10TH FLOOR TORONTO, ONTARIO, M5J 2S8	JULY07-14	JULY 4/07	JULY 4/07	1,500,000	0.50	JULY 4/09	JULY 4/11	1,100,000	
HAYWOOD SECURITIES INC. ITF PLATORO INVESTMENTS LTD. 2000 – 400 BURRARD STREET VANCOUVER, B.C., V6C 3A6	JULY07-15	JULY 4/07	JULY 4/07	150,000	0.50	JULY 4/09	JULY 4/11	150,000

NAME	CERTNUMBER	DATEGRANT	DATEISSUED	#OFWARRANTS	EXERCISEPRICE	EXPIRYDATE	AMENDEDEXPIRY	BALANCE	NOTES
ROYTOR & CO. A/C T12817991, ROYAL BANK PLAZA, 200 BAY STREET SUITE 2500, NORTH TOWER TORONTO, ONTARIO, M5J 2J5	JULY07-16	JULY 4/07	JULY 4/07	1,070,000	0.50	JULY 4/09	JULY 4/11	1,070,000	
ROYTOR & CO. A/C T12817981, ROYAL BANK PLAZA, 200 BAY STREET SUITE 2500, NORTH TOWER TORONTO, ONTARIO, M5J 2J5	JULY07-17	JULY 4/07	JULY 4/07	620,000	0.50	JULY 4/09	JULY 4/11	620,000	
WILLIAM M. SHERIFF 64 SHORELINE CIRCLE PORT MOODY, B.C., V3H 1B3	JULY07-18	JULY 4/07	JULY 4/07	143,714	0.50	JULY 4/09	JULY 4/11	143,714	
SMITH & WILLIAMSON NOMINEES LTD., P.O. BOX 43764, 75 MOORGATE, LONDON EC2P 2UY	JULY07-19	JULY 4/07	JULY 4/07	1,908,600	0.50	JULY 4/09	JULY 4/11	0	RE-REGISTERED TO JULY07-22
ELENA TCHERNYCHEVA 1185 DE BLOIS BOUCHERVILLE, QUEBEC, T4B 7Z5	JULY07-20	JULY 4/07	JULY 4/07	20,000	0.50	JULY 4/09	JULY 4/11	20,000	
PENSON FINANCIAL SERVICES OF CANADA INC. ITF HARBORVIEW MASTER FUND LP, 360 ST. JACQUES OUEST, SUITE 1100, MONTREAL, QUEBEC, H2Y 1P5	JULY07-21	JULY 4/07	AUGUST 24/07	441,781	0.50	JULY 4/09	JULY 4/11	441,781	RE-REGISTERED FROM JULY07-08
ROYTOR & CO FOR SMITH & WILLIAMSON NOMINEES LTD., RBC DEXIA INVESTOR SERVICES TRUST – 3RD LEVEL ROYAL BANK PLAZA, SOUTH TOWER 200 BAY STREET, TORONTO, ONTARIO M5J 2J5	JULY07-22	JULY 4/07	JANUARY 17/08	1,908,600	0.50	JULY 4/09	JULY 4/11	0	RE-REGISTERED FROM JULY07-19 THEN SPLIT AND RE-REGISTERED TO JULY07-22A, JULY07 22B, JULY07 22C

NAME	CERTNUMBER	DATEGRANT	DATEISSUED	#OFWARRANTS	EXERCISEPRICE	EXPIRYDATE	AMENDEDEXPIRY	BALANCE	NOTES
ROYTOR & CO FOR SMITH & WILLIAMSOM NOMINEES LTD. RBC DEXIA INVESTOR SERVICES TRUST SL LEVEL, ROYAL BANK PLAZA SOUTH TOWER 200 BAY STREET TORONTO, ONTARIO M5J 2J5	JULY07-22A	JULY 4/07	OCTOBER 6/08	992,500	0.50	JULY 4/09	JULY 4/11	992,500	SPLIT FROM JULY07-22
~~ROYTOR & CO FOR SMITH & WILLIAMSOM NOMINEES LTD., RBC DEXIA INVESTOR SERVICES TRUST - SL LEVEL ROYAL BANK PLAZA, SOUTH TOWER 200 BAY STREET, TORONTO, ONTARIO M5J 2J5~~	~~JULY07-22B~~	~~JULY 4/07~~	~~OCTOBER 6/08~~	~~405,000~~	~~0.50~~	~~JULY 4/09~~	~~JULY 4/11~~	0	SPLIT FROM JULY07-22 THEN SPLIT AND RE-REGISTERED TO JULY07-22B.1, JULY07-22B.2
~~ROYTOR & CO FOR SMITH & WILLIAMSOM NOMINEES LTD., RBC DEXIA INVESTOR SERVICES TRUST - SL LEVEL ROYAL BANK PLAZA, SOUTH TOWER 200 BAY STREET, TORONTO, ONTARIO M5J 2J5~~	~~JULY07-22C~~	~~JULY 4/07~~	OCTOBER 6/08	811,000	0.50	~~JULY 4/09~~	~~JULY 4/11~~	0	SPLIT FROM JULY07-22 THEN SPLIT AND RE-REGISTERED TO JULY07-22C.1, JULY07-22C.2
~~JAYVEE & CO, P.O. BOX 611, COMMERCE COURT POSTAL STATION, TORONTO, ONTARIO M5L 1E2~~	~~JULY07-23~~	~~JULY 4/07~~	~~OCTOBER 30/2008~~	~~3,857,143~~	~~0.60~~	~~JULY 4/09~~	~~JULY 4/11~~	0	RE-REGISTERED FROM JULY07 09 AND THEN RE-REGISTERED TO JULY07-24
CHEVIOT CAPITAL (NOMINEES) LIMITED 90 LONG ACRE LONDON, WC2E 9RA	JULY07-22C.1	JULY 4/07	JANUARY 8/09	25,000	0.50	JULY 4/09	JULY 4/11	25,000	SPLIT FROM JULY07-22C

NAME	CERTNUMBER	DATEGRANT	DATEISSUED	#OFWARRANTS	EXERCISEPRICE	EXPIRYDATE	AMENDEDEXPIRY	BALANCE	NOTES
~~ROYTOR & CO FOR SMITH & WILLIAMSON NOMINEES LTD., RBC DEXIA INVESTOR SERVICES TRUST 8L LEVEL, ROYAL BANK PLAZA SOUTH TOWER, 200 BAY STREET TORONTO, ONTARIO M5J 2J5~~	JULY07-22C.2	~~JULY 4/07~~	~~JANUARY~~ 8/09	~~786,000~~	0.50	~~JULY 4/09~~	~~JULY 4/11~~	0	SPLIT FROM JULY07-22C AND THEN RE REGISTERED TO JULY07-25 AND JULY07-26
~~ROYTOR & CO FOR SMITH & WILLIAMSON NOMINEES LTD., RBC DEXIA INVESTOR SERVICES TRUST 8L LEVEL, ROYAL BANK PLAZA SOUTH TOWER, 200 BAY STREET TORONTO, ONTARIO M5J 2J5~~	~~JULY07-22B.1~~	~~JULY 4/07~~	~~JANUARY 12/09~~	50,000	~~0.50~~	~~JULY 4/09~~	~~JULY 4/11~~	0	SPLIT FROM JULY07-22B RE-REGISTERED TO JULY07-27
ROYTOR & CO FOR SMITH & WILLIAMSON NOMINEES LTD., RBC DEXIA INVESTOR SERVICES TRUST 8L LEVEL, ROYAL BANK PLAZA SOUTH TOWER, 200 BAY STREET TORONTO, ONTARIO M5J 2J5	JULY07-22B.2	JULY 4/07	JANUARY 12/09	75,000	0.50	JULY 4/09	JULY 4/11	55,000	SPLIT FROM JULY07-22B
PHOTON GLOBAL LIMITED HESTON BUSINESS COURT 19 CAMP ROAD, WIMBLEDON SW19 4UW, UNITED KINGDOM	JULY07-24	JULY 4/07	JUNE 5/09	2,857,143	0.50	JULY 4/09	JULY 4/11	2,857,143	RE-REGISTERED FROM JULY07 23
JOHN MCMANAMON 34B KINGSDOWN ROAD LONDON, N19 4LA UNITED KINGDOM	JULY07-25	JULY 4/07	SEPTEMBER 23/09	28,500	0.50	JULY 4/09	JULY 4/11	28,500	RE-REGISTERED FROM JULY07-22C.2

NAME	CERTNUMBER	DATEGRANT	DATEISSUED	#OFWARRANTS	EXERCISEPRICE	EXPIRYDATE	AMENDEDEXPIRY	BALANCE	NOTES
ROYTOR & CO FOR SMITH & WILLIAMSON NOMINEES LTD. RBC DEXIA INVESTOR SERVICES TRUST SECURITIES CAGE 155 WELLINGTON STREET WEST, GROUND FLOOR TORONTO ONTARIO M5V 3L3	JULY07-26	JULY 4/07	SEPTEMBER 23/09	757,500	0.50	JULY 4/09	JULY 4/11	757,500	RE-REGISTERED FROM JULY07-22C.2
JAYVEE & CO COMMERCE COURT WEST 199 BAY STREET SECURITIES LEVEL TORONTO, ON M5L 1G9	JULY07 27	JULY 4/07	JANUARY 13/10	30,000	0.50	JULY 4/09	JULY 4/11	30,000	RE-REGISTERED FROM JULY07-23B.1
SCOTT CHOSED 30 WATERSIDE PLAZA #20D, NEW YORK, NEW YORK, 10010	US 01	JULY 4/07	JULY 4/07	20,000	0.10	JULY 4/09	JULY 4/11	20,000	
STEPHEN G. KEHAS 158 WHITFORD STREET MANCHESTER, NH 03104 09	US-02	JULY 4/07	JULY 4/07	60,000	0.50	JULY 4/09	JULY 4/11	60,000	
KELLOGG CAPITAL GROUP LLC 55 BROADWAY, 4TH FLOOR NEW YORK, NEW YORK, 10006	US 03	JULY 4/07	JULY 4/07	1,714,286	0.50	JULY 4/09	JULY 4/11	1,714,286	
B. JOSEPH KRABACHER 201 N. MILL ST., #201 ASPEN, COLORADO, 81611	US-04	JULY 4/07	JULY 4/07	30,000	0.50	JULY 4/09	JULY 4/11	30,000	
KUDU PARTNERS, L.P. 1900 COUNTY ROAD 124 HESPERUS, CO, 81326	US-05	JULY 4/07	JULY 4/07	142,000	0.50	JULY 4/09	JULY 4/11	142,000	
MST VENTURES LLC 1209 ORANGE STREET WILMINGTON, DE 19801	US 06	JULY 4/07	JULY 4/07	200,000	0.50	JULY 4/09	JULY 4/11	200,000

NAME	CERTNUMBER	DATEGRANT	DATEISSUED	#OFWARRANTS	EXERCISEPRICE	EXPIRYDATE	AMENDEDEXPIRY	BALANCE	NOTES
~~HAYWOOD SECURITIES INC. ITF GERALD ADAMS ACCOUNT # BR1-3000C #2000 – 400 BURRARD STREET VANCOUVER, B.C., V6C 3A6~~	~~18JULY07-01~~	JULY 18/07	~~JULY 18/07~~	~~100,000~~	~~0.50~~	~~JULY 18/09~~	~~JULY 18/11~~	0	RE-REGISTERED TO 18JULY07-117
HAYWOOD SECURITIES INC. ITF DOROTHY ATKINSON ACCOUNT # BC2-1369C #2000 – 400 BURRARD STREET VANCOUVER, B.C., V6C 3A6	18JULY07-02	JULY 18/07	JULY 18/07	50,000	0.50	JULY 18/09	JULY 18/11	50,000	
HAYWOOD SECURITIES INC. ITF GARY BALDWIN ACCOUNT # BC1-4495C #2000 – 400 BURRARD STREET VANCOUVER, B.C., V6C 3A6	18JULY07-03	JULY 18/07	JULY 18/07	36,500	0.50	JULY 18/09	JULY 18/11	36,500	
HAYWOOD SECURITIES INC. ITF SYDNEY BASS ACCOUNT # BC1-3984 C #2000 – 400 BURRARD STREET VANCOUVER, B.C., V6C 3A6	18JULY07-04	JULY 18/07	JULY 18/07	30,000	0.50	JULY 18/09	JULY 18/11	30,000	
HAYWOOD SECURITIES INC. ITF LEO BELISLE ACCOUNT # BR1-3966-C #2000 – 400 BURRARD STREET VANCOUVER, B.C., V6C 3A6	18JULY07-05	JULY 18/07	JULY 18/07	42,000	0.50	JULY 18/09	JULY 18/11	42,000	
HAYWOOD SECURITIES INC. ITF CURTIS BEER ACCOUNT # BC1-4821-C #2000 – 400 BURRARD STREET VANCOUVER, B.C., V6C 3A6	18JULY07-06	JULY 18/07	JULY 18/07	100,000	0.50	JULY 18/09	JULY 18/11	100,000	
HAYWOOD SECURITIES INC. ITF BERNARDINA AND/OR DENIS BOUCHARD ACCOUNT # BM1-4538-C #2000 – 400 BURRARD STREET VANCOUVER, B.C., V6C 3A6	18JULY07-07	JULY 18/07	JULY 18/07	60,000	0.50	JULY 18/09	JULY 18/11	60,000

NAME	CERTNUMBER	DATEGRANT	DATEISSUED	#OFWARRANTS	EXERCISEPRICE	EXPIRYDATE	AMENDEDEXPIRY	BALANCE	NOTES
HAYWOOD SECURITIES INC. ITF VICTOR BISHOP ACCOUNT # BC1-4090-C #2000 – 400 BURRARD STREET VANCOUVER, B.C., V6C 3A6	18JULY07-08	JULY 18/07	JULY 18/07	100,000	0.50	JULY 18/09	JULY 18/11	100,000	
HAYWOOD SECURITIES INC. ITF BOLDER OPPORTUNITIES I L.P. ACCOUNT # BM7-2226-C #2000 – 400 BURRARD STREET VANCOUVER, B.C., V6C 3A6	18JULY07-09	JULY 18/07	JULY 18/07	750,000	0.50	JULY 18/09	JULY 18/11	750,000	
HAYWOOD SECURITIES INC. ITF DON BOSSERT ACCOUNT # BC1-6231C #2000 – 400 BURRARD STREET VANCOUVER, B.C., V6C 3A6	18JULY07-10	JULY 18/07	JULY 18/07	30,000	0.50	JULY 18/09	JULY 18/11	30,000	
~~HAYWOOD SECURITIES INC. ITF MICHAEL BREMER ACCOUNT # BC1-4786-C, #2000 – 400 BURRARD STREET, VANCOUVER, B.C., V6C 3A6~~	~~18JULY07-11~~	~~JULY 18/07~~	~~JULY 18/07~~	~~20,000~~	~~0.50~~	~~JULY 18/09~~	~~JULY 18/11~~	0	RE-REGISTERED TO 18JULY07-111
~~HAYWOOD SECURITIES INC. ITF IAN CAMPBELL ACCOUNT # BR1-5064C #2000 – 400 BURRARD STREET VANCOUVER, B.C., V6C 3A6~~	~~18JULY07-12~~	~~JULY 18/07~~	~~JULY 18/07~~	~~100,000~~	~~0.50~~	~~JULY 18/09~~	JULY 18/11	0	RE-REGISTERED TO 18JULY07-112
~~HAYWOOD SECURITIES INC. ITF KAREN CAMPBELL ACCOUNT # BR1-5064C #2000 – 400 BURRARD STREET VANCOUVER, B.C., V6C 3A6~~	~~18JULY07-13~~	~~JULY 18/07~~	~~JULY 18/07~~	50,000	~~0.50~~	~~JULY 18/09~~	~~JULY 18/11~~	0	RE-REGISTERED TO 18JULY07-113
HAYWOOD SECURITIES INC. ITF PAT CAMPLING ACCOUNT # BC1-5715-C #2000 – 400 BURRARD STREET VANCOUVER, B.C., V6C 3A6	18JULY07-14	JULY 18/07	JULY 18/07	30,000	0.50	JULY 18/09	JULY 18/11	30,000

NAME	CERTNUMBER	DATEGRANT	DATEISSUED	#OFWARRANTS	EXERCISEPRICE	EXPIRYDATE	AMENDEDEXPIRY	BALANCE	NOTES
HAYWOOD SECURITIES INC. ITF FAB CARELLA ACCOUNT # BC1-5730-C #2000 – 400 BURRARD STREET VANCOUVER, B.C., V6C 3A6	18JULY07-15	JULY 18/07	JULY 18/07	25,000	0.50	JULY 18/09	JULY 18/11	25,000	
HAYWOOD SECURITIES INC. ITF C. CHANNING BUCKLAND ACCOUNT # BR2-4693 C #2000 – 400 BURRARD STREET VANCOUVER, B.C., V6C 3A6	18JULY07-16	JULY 18/07	JULY 18/07	250,000	0.50	JULY 18/09	JULY 18/11	250,000	
HAYWOOD SECURITIES INC. ITF COLIN COOMBES ACCOUNT # BR1-1938C #2000 – 400 BURRARD STREET VANCOUVER, B.C., V6C 3A6	18JULY07-17	JULY 18/07	JULY 18/07	30,000	0.50	JULY 18/09	JULY 18/11	30,000	
HAYWOOD SECURITIES INC. ITF DM PATEL MEDICAL INC. ACCOUNT # BC1 5853C #2000 – 400 BURRARD STREET VANCOUVER, B.C., V6C 3A6	18JULY07-18	JULY 18/07	JULY 18/07	50,000	0.50	JULY 18/09	JULY 18/11	50,000	
HAYWOOD SECURITIES INC. ITF VEECHIDALA DAS ACCOUNT # BC1-4426C #2000 – 400 BURRARD STREET VANCOUVER, B.C., V6C 3A6	18JULY07-19	JULY 18/07	JULY 18/07	20,000	0.50	JULY 18/09	JULY 18/11	20,000	
HAYWOOD SECURITIES INC. ITF BARBARA DEGLAU ACCOUNT # BC1-1261-C #2000 – 400 BURRARD STREET VANCOUVER, B.C., V6C 3A6	18JULY07-20	JULY 18/07	JULY 18/07	50,000	0.50	JULY 18/09	JULY 18/11	50,000	
HAYWOOD SECURITIES INC. ITF J. DEGLAU ACCOUNT # BM1-1262C #2000 – 400 BURRARD STREET VANCOUVER, B.C., V6C 3A6	18JULY07-21	JULY 18/07	JULY 18/07	50,000	0.50	JULY 18/09	JULY 18/11	50,000	
HAYWOOD SECURITIES INC. ITF SUBBARAO EVANI ACCOUNT # BC1-4250C #2000 – 400 BURRARD STREET VANCOUVER, B.C., V6C 3A6	18JULY07-22	JULY 18/07	JULY 18/07	100,000	0.50	JULY 18/09	JULY 18/11	100,000

NAME	CERTNUMBER	DATEGRANT	DATEISSUED	#OFWARRANTS	EXERCISEPRICE	EXPIRYDATE	AMENDEDEXPIRY	BALANCE	NOTES
HAYWOOD SECURITIES INC. ITF 421905 B.C. LTD. ACCOUNT # BCI 4106-C #2000 – 400 BURRARD STREET VANCOUVER, B.C., V6C 3A6	18JULY07-23	JULY 18/07	JULY 18/07	25,000	0.50	JULY 18/09	JULY 18/11	25,000	
HAYWOOD SECURITIES INC. ITF JOHN FREEMAN ACCOUNT # BCI-4131C #2000 – 400 BURRARD STREET VANCOUVER, B.C., V6C 3A6	18JULY07-24	JULY 18/07	JULY 18/07	40,000	0.50	JULY 18/09	JULY 18/11	40,000	
HAYWOOD SECURITIES INC. ITF DOUGLAS GAIN ACCOUNT # BCI-4485C #2000 – 400 BURRARD STREET VANCOUVER, B.C., V6C 3A6	18JULY07-25	JULY 18/07	JULY 18/07	15,000	0.50	JULY 18/09	JULY 18/11	15,000	
~~HAYWOOD SECURITIES INC. ITF MURRAY GAVEL ACCOUNT # BXL-4000C #2000 – 400 BURRARD STREET VANCOUVER, B.C., V6C 3A6~~	~~18JULY07-26~~	~~JULY 18/07~~	~~JULY 18/07~~	~~40,000~~	~~0.50~~	~~JULY 18/09~~	~~JULY 18/11~~	0	RE-REGISTERED TO 18JULY07-109
HAYWOOD SECURITIES INC. ITF IAN GORDON ACCOUNT # BRZ 3986-C #2000 – 400 BURRARD STREET VANCOUVER, B.C., V6C 3A6	18JULY07-27	JULY 18/07	JULY 18/07	400,000	0.50	JULY 18/09	JULY 18/11	400,000	
HAYWOOD SECURITIES INC. ITF BRIAN GUZE ACCOUNT # BCI-3607-C #2000 – 400 BURRARD STREET VANCOUVER, B.C., V6C 3A6	18JULY07-28	JULY 18/07	JULY 18/07	5,000	0.50	JULY 18/09	JULY 18/11	5,000	
HAYWOOD SECURITIES INC. ITF BOB/LINDA HAMM ACCOUNT # BC1-5592C #2000 – 400 BURRARD STREET VANCOUVER, B.C., V6C 3A6	18JULY07-29	JULY 18/07	JULY 18/07	50,000	0.50	JULY 18/09	JULY 18/11	50,000	
HAYWOOD SECURITIES INC. ITF MONICA HASSETT ACCOUNT # BC1-4384C #2000 – 400 BURRARD STREET VANCOUVER, B.C., V6C 3A6	18JULY07-30	JULY 18/07	JULY 18/07	42,000	0.50	JULY 18/09	JULY 18/11	42,000

NAME	CERTNUMBER	DATEGRANT	DATEISSUED	#OFWARRANTS	EXERCISEPRICE	EXPIRYDATE	AMENDEDEXPIRY	BALANCE	NOTES
HAYWOOD SECURITIES INC. ITF STEVEN HERINGA ACCOUNT # BC1-4113C #2000 – 400 BURRARD STREET VANCOUVER, B.C., V6C 3A6	18JULY07-31	JULY 18/07	JULY 18/07	40,000	0.50	JULY 18/09	JULY 18/11	40,000	
~~HAYWOOD SECURITIES INC. ITF JOHN HEWLETT ACCOUNT # BC1-4814-C #2000 – 400 BURRARD STREET, VANCOUVER, B.C., V6C 3A6~~	~~18JULY07-32~~	~~JULY 18/07~~	~~JULY 18/07~~	40,000	~~0.50~~	~~JULY 18/09~~	~~JULY 18/11~~	0	RE-REGISTERED TO 18JULY07-103
HAYWOOD SECURITIES INC. ITF INGRID HIBBARD ACCOUNT # BC1-4605C #2000 – 400 BURRARD STREET VANCOUVER, B.C., V6C 3A6	18JULY07-33	JULY 18/07	JULY 18/07	10,000	0.50	JULY 18/09	JULY 18/11	10,000	
~~HAYWOOD SECURITIES INC. ITF STANLEY HELSTAD ACCOUNT # BC1-4429C #2000 – 400 BURRARD STREET VANCOUVER, B.C., V6C 3A6~~	~~18JULY07-34~~	~~JULY 18/07~~	~~JULY 18/07~~	42,000	~~0.50~~	~~JULY 18/09~~	~~JULY 18/11~~	0	RE-REGISTERED TO 18JULY07-114
HAYWOOD SECURITIES INC. ITF JANICE HINTZ ACCOUNT # BC1-4159-C #2000 – 400 BURRARD STREET VANCOUVER, B.C., V6C 3A6	18JULY07-35	JULY 18/07	JULY 18/07	25,000	0.50	JULY 18/09	JULY 18/11	25,000	
HAYWOOD SECURITIES INC. ITF MISUN HUNG ACCOUNT # BC2-5280-C #2000 – 400 BURRARD STREET VANCOUVER, B.C., V6C 3A6	18JULY07-36	JULY 18/07	JULY 18/07	13,000	0.50	JULY 18/09	JULY 18/11	13,000	
~~HAYWOOD SECURITIES INC. ITF MANJA ILIC ACCOUNT # BC1-4823-C #2000 – 400 BURRARD STREET VANCOUVER, B.C., V6C 3A6~~	~~18JULY07-37~~	~~JULY 18/07~~	~~JULY 18/07~~	20,000	~~0.50~~	~~JULY 18/09~~	~~JULY 18/11~~	0	RE-REGISTERED TO 18JULY07-106
HAYWOOD SECURITIES INC. ITF MAX JALLAD ACCOUNT # BC2-5275-C #2000 – 400 BURRARD STREET VANCOUVER, B.C., V6C 3A6	18JULY07-38	JULY 18/07	JULY 18/07	5,000	0.50	JULY 18/09	JULY 18/11	5,000

NAME	CERTNUMBER	DATEGRANT	DATEISSUED	#OFWARRANTS	EXERCISEPRICE	EXPIRYDATE	AMENDEDEXPIRY	BALANCE	NOTES
HAYWOOD SECURITIES INC. ITF CHERYL LIM ACCOUNT # BCI-4134C #2000 – 400 BURRARD STREET VANCOUVER, B.C., V6C 3A6	18JULY07-39	JULY 18/07	JULY 18/07	25,000	0.50	JULY 18/09	JULY 18/11	25,000	
HAYWOOD SECURITIES INC. ITF M. KALAIRAJAH ACCOUNT # BMI-5453-C #2000 – 400 BURRARD STREET VANCOUVER, B.C., V6C 3A6	18JULY07-40	JULY 18/07	JULY 18/07	100,000	0.50	JULY 18/09	JULY 18/11	100,000	
~~HAYWOOD SECURITIES INC. ITF STAN KARON ACCOUNT # BRI-4275-C #2000 – 400 BURRARD STREET VANCOUVER, B.C., V6C 3A6~~	~~18JULY07-41~~	~~JULY 18/07~~	~~JULY 18/07~~	~~100,000~~	~~0.50~~	~~JULY 18/09~~	~~JULY~~ 18/11	0	RE-REGISTERED TO 18JULY07-102
HAYWOOD SECURITIES INC. ITF KERSHAW ENTERPRISES LTD. ACCOUNT # BCI-3183-C #2000 – 400 BURRARD STREET VANCOUVER, B.C., V6C 3A6	18JULY07-42	JULY 18/07	JULY 18/07	30,000	0.50	JULY 18/09	JULY 18/11	30,000	
HAYWOOD SECURITIES INC. ITF KLASSIC-FORE INVESTMENT INC. ACCOUNT # BMI-4212C #2000 – 400 BURRARD STREET VANCOUVER, B.C., V6C 3A6	18JULY07-43	JULY 18/07	JULY 18/07	100,000	0.50	JULY 18/09	JULY 18/11	100,000	
HAYWOOD SECURITIES INC. ITF LAMOND INVESTMENTS LTD. ACCOUNT # BCI-5672C #2000 – 400 BURRARD STREET VANCOUVER, B.C., V6C 3A6	18JULY07-44	JULY 18/07	JULY 18/07	150,000	0.50	JULY 18/09	JULY 18/11	150,000	
HAYWOOD SECURITIES INC. ITF MICHAEL LATHIGEE ACCOUNT # BCI-6100-C #2000 – 400 BURRARD STREET VANCOUVER, B.C., V6C 3A6	18JULY07-45	JULY 18/07	JULY 18/07	71,000	0.50	JULY 18/09	JULY 18/11	71,000	
HAYWOOD SECURITIES INC. ITF MARK LEATHER ACCOUNT # BCI-4193-C #2000 – 400 BURRARD STREET VANCOUVER, B.C., V6C 3A6	18JULY07-46	JULY 18/07	JULY 18/07	100,000	0.50	JULY 18/09	JULY 18/11	100,000

NAME	CERTNUMBER	DATEGRANT	DATEISSUED	#OFWARRANTS	EXERCISEPRICE	EXPIRYDATE	AMENDEDEXPIRY	BALANCE	NOTES
~~HAYWOOD SECURITIES INC. ITF JOHN LEBLANC ACCOUNT # BC1-4162-C, #2000 – 400 BURRARD STREET, VANCOUVER, B.C., V6C 3A6~~	~~18JULY07-47~~	~~JULY 18/07~~	~~JULY 18/07~~	~~40,000~~	~~0.50~~	~~JULY 18/09~~	~~JULY 18/11~~	0	RE-REGISTERED TO 18JULY07-101
HAYWOOD SECURITIES INC. ITF KEN LEE ACCOUNT # BR2-2622C #2000 – 400 BURRARD STREET VANCOUVER, B.C., V6C 3A6	18JULY07-48	JULY 18/07	JULY 18/07	10,000	0.50	JULY 18/09	JULY 18/11	10,000	
~~HAYWOOD SECURITIES INC. ITF MARION LEE ACCOUNT # BC1-5525C #2000 – 400 BURRARD STREET VANCOUVER, B.C., V6C 3A6~~	~~18JULY07-49~~	~~JULY 18/07~~	JULY 18/07	~~40,000~~	~~0.50~~	~~JULY 18/09~~	JULY 18/11	0	RE-REGISTERED TO 18JULY07-111
HAYWOOD SECURITIES INC. ITF TERRY LEE ACCOUNT # BR1-5243C #2000 – 400 BURRARD STREET VANCOUVER, B.C., V6C 3A6	18JULY07-50	JULY 18/07	JULY 18/07	59,000	0.50	JULY 18/09	JULY 18/11	59,000	
~~HAYWOOD SECURITIES INC. ITF DAVID LICK ACCOUNT # BR1-4256C #2000 – 400 BURRARD STREET VANCOUVER, B.C., V6C 3A6~~	18JULY07-51	~~JULY 18/07~~	~~JULY 18/07~~	~~20,000~~	~~0.50~~	~~JULY 18/09~~	~~JULY 18/11~~	0	RE-REGISTERED TO 18JULY07-108
HAYWOOD SECURITIES INC. ITF ALEXANDER LDD ACCOUNT # BC1-6239-C #2000 – 400 BURRARD STREET VANCOUVER, B.C., V6C 3A6	18JULY07-52	JULY 18/07	JULY 18/07	25,000	0.50	JULY 18/09	JULY 18/11	25,000	
HAYWOOD SECURITIES INC. ITF IAN MACDONALD ACCOUNT # BC1-4830 C #2000 – 400 BURRARD STREET VANCOUVER, B.C., V6C 3A6	18JULY07-53	JULY 18/07	JULY 18/07	50,000	0.50	JULY 18/09	JULY 18/11	50,000	
HAYWOOD SECURITIES INC. ITF MARLENE MACDONALD ACCOUNT # BC1-4831-C #2000 – 400 BURRARD STREET VANCOUVER, B.C., V6C 3A6	18JULY07-54	JULY 18/07	JULY 18/07	50,000	0.50	JULY 18/09	JULY 18/11	50,000

NAME	CERTNUMBER	DATEGRANT	DATEISSUED	#OFWARRANTS	EXERCISEPRICE	EXPIRYDATE	AMENDEDEXPIRY	BALANCE	NOTES
HAYWOOD SECURITIES INC. ITF ELIZABETH MACKENZIE ACCOUNT # BM1-2088C #2000 – 400 BURRARD STREET VANCOUVER, B.C., V6C 3A6	18JULY07-55	JULY 18/07	JULY 18/07	50,000	0.50	JULY 18/09	JULY 18/11	50,000	
HAYWOOD SECURITIES INC ITF PAUL MCKENZIE ACCOUNT # BC1-4041C #2000 – 400 BURRARD STREET VANCOUVER, B.C., V6C 3A6	18JULY07-56	JULY 18/07	JULY 18/07	50,000	0.50	JULY 18/09	JULY 18/11	50,000	
~~HAYWOOD SECURITIES INC. ITF DAVID MALARCHUK ACCOUNT # BC1-6045C #2000 – 400 BURRARD STREET VANCOUVER, B.C., V6C 3A6~~	18JULY07-57	~~JULY 18/07~~	~~JULY 18/07~~	~~[illegible]~~	~~0.50~~	~~JULY 18/09~~	JULY 18/11	0	RE-REGISTERED TO 18JULY07-116
HAYWOOD SECURITIES INC. ITF RICHARD MARK ACCOUNT # BC1 4168C #2000 – 400 BURRARD STREET VANCOUVER, B.C., V6C 3A6	18JULY07-58	JULY 18/07	JULY 18/07	20,000	0.50	JULY 18/09	JULY 18/11	20,000	
HAYWOOD SECURITIES INC. ITF JOSEPH MARTIN ACCOUNT # BC1 5720C #2000 – 400 BURRARD STREET VANCOUVER, B.C., V6C 3A6	18JULY07-59	JULY 18/07	JULY 18/07	20,000	0.50	JULY 18/09	JULY 18/11	20,000	
HAYWOOD SECURITIES INC. ITF JENNIFER MORFORD ACCOUNT # BR1-1685C #2000 – 400 BURRARD STREET VANCOUVER, B.C., V6C 3A6	18JULY07-60	JULY 18/07	JULY 18/07	50,000	0.50	JULY 18/09	JULY 18/11	50,000	
HAYWOOD SECURITIES INC. ITF BARRY MUIR ACCOUNT # BR2 4032C #2000 – 400 BURRARD STREET VANCOUVER, B.C., V6C 3A6	18JULY07-61	JULY 18/07	JULY 18/07	100,000	0.50	JULY 18/09	JULY 18/11	100,000	
~~HAYWOOD SECURITIES INC. ITF KEN MURPHY ACCOUNT # BC1 6964C #2000 – 400 BURRARD STREET VANCOUVER, B.C., V6C 3A6~~	~~18JULY07-62~~	~~JULY 18/07~~	~~JULY 18/07~~	50,000	~~0.50~~	~~JULY 18/09~~	~~JULY 18/11~~	0	RE-REGISTERED TO 18JULY07-115

NAME	CERTNUMBER	DATEGRANT	DATEISSUED	#OFWARRANTS	EXERCISEPRICE	EXPIRYDATE	AMENDEDEXPIRY	BALANCE	NOTES
HAYWOOD SECURITIES INC. ITF RICHARD OLIVER ACCOUNT # BC1-5317C #2000 – 400 BURRARD STREET VANCOUVER, B.C., V6C 3A6	18JULY07-63	JULY 18/07	JULY 18/07	25,000	0.50	JULY 18/09	JULY 18/11	25,000	
HAYWOOD SECURITIES INC. ITF JANE O'NEIL ACCOUNT # BEL 2902C #2000 – 400 BURRARD STREET VANCOUVER, B.C., V6C 3A6	18JULY07-64	JULY 18/07	JULY 18/07	50,000	0.50	JULY 18/09	JULY 18/11	50,000	
HAYWOOD SECURITIES INC. ITF MARCIE O'NEILL ACCOUNT # BC1-5217-C #2000 – 400 BURRARD STREET VANCOUVER, B.C., V6C 3A6	18JULY07-65	JULY 18/07	JULY 18/07	50,000	0.50	JULY 18/09	JULY 18/11	50,000	
HAYWOOD SECURITIES INC. ITF PINK HOLDINGS INC. ACCOUNT # BC1-2748-C #2000 – 400 BURRARD STREET VANCOUVER, B.C., V6C 3A6	18JULY07-66	JULY 18/07	JULY 18/07	50,000	0.50	JULY 18/09	JULY 18/11	50,000	
HAYWOOD SECURITIES INC. ITF PEPPY HOLDINGS LTD. ACCOUNT # BC1-4063C #2000 – 400 BURRARD STREET VANCOUVER, B.C., V6C 3A6	18JULY07-67	JULY 18/07	JULY 18/07	25,000	0.50	JULY 18/09	JULY 18/11	25,000	
HAYWOOD SECURITIES INC. ITF LORNE PUTNAM ACCOUNT # BR1-4066C #2000 – 400 BURRARD STREET VANCOUVER, B.C., V6C 3A6	18JULY07-68	JULY 18/07	JULY 18/07	100,000	0.50	JULY 18/09	JULY 18/11	100,000	
HAYWOOD SECURITIES INC. ITF GUENTER RAEDLER ACCOUNT # BC1-3384-C #2000 – 400 BURRARD STREET VANCOUVER, B.C., V6C 3A6	18JULY07-69	JULY 18/07	JULY 18/07	25,000	0.50	JULY 18/09	JULY 18/11	25,000	
HAYWOOD SECURITIES INC. ITF DEV RANDHAWA ACCOUNT # BC1-1499C #2000 – 400 BURRARD STREET VANCOUVER, B.C., V6C 3A6	18JULY07-70	JULY 18/07	JULY 18/07	50,000	0.50	JULY 18/09	JULY 18/11	50,000

NAME	CERTNUMBER	DATEGRANT	DATEISSUED	#OFWARRANTS	EXERCISEPRICE	EXPIRYDATE	AMENDEDEXPIRY	BALANCE	NOTES
HAYWOOD SECURITIES INC. ITF RIVERSPILL RESPONSE LTD ACCOUNT # BCI 4311 C #2000 – 400 BURRARD STREET VANCOUVER, B.C., V6C 3A6	18JULY07-71	JULY 18/07	JULY 18/07	47,000	0.50	JULY 18/09	JULY 18/11	47,000	
HAYWOOD SECURITIES INC. ITF GARY BUSS ACCOUNT # BCI 4830C #2000 – 400 BURRARD STREET VANCOUVER, B.C., V6C 3A6	18JULY07-72	JULY 18/07	JULY 18/07	28,000	0.50	JULY 18/09	JULY 18/11	28,000	
~~HAYWOOD SECURITIES INC. ITF 6156495 CANADA LTD. ACCOUNT # BCI-4304C #2000 – 400 BURRARD STREET VANCOUVER, B.C., V6C 3A6~~	~~18JULY07-73~~	~~JULY 18/07~~	JULY 18/07	~~111,000~~	~~0.50~~	~~JULY 18/09~~	~~JULY 18/11~~	0	RE-REGISTERED TO 18JULY07-107
HAYWOOD SECURITIES INC. ITF 678863 B.C. LTD. ACCOUNT # BCI 2831C #2000 – 400 BURRARD STREET VANCOUVER, B.C., V6C 3A6	18JULY07-74	JULY 18/07	JULY 18/07	50,000	0.50	JULY 18/09	JULY 18/11	50,000	
HAY~~WOOD SECURITIES INC. ITF 0774407 B.C. LTD. ACCOUNT # BCI-5673C #2000 – 400 BURRARD STREET VANCOUVER, B.C., V6C 3A6~~	~~18JULY07-75~~	~~JULY 18/07~~	~~JULY 18/07~~	~~40,000~~	~~0.50~~	~~JULY 18/09~~	~~JULY 18/11~~	0	RE-REGISTERED TO 18JULY07-107
~~HAYWOOD SECURITIES INC. ITF SUHILL SAMJI ACCOUNT # BCI-~~ 5245C ~~#2000 – 400 BURRARD STREET VANCOUVER, B.C., V6C 3A6~~	18JULY07-76	~~JULY 18/07~~	~~JULY 18/07~~	~~34,000~~	~~0.50~~	~~JULY 18/09~~	~~JULY 18/11~~	0	RE-REGISTERED TO 18JULY07-110
HAYWOOD SECURITIES INC. ITF ROLAND SCHEMEL ACCOUNT # BCI-2733-C #2000 – 400 BURRARD STREET VANCOUVER, B.C., V6C 3A6	18JULY07-77	JULY 18/07	JULY 18/07	100,000	0.50	JULY 18/09	JULY 18/11	100,000	
HAYWOOD SECURITIES INC. ITF KEN SCREPNEK ACCOUNT # BCI-4040C #2000 – 400 BURRARD STREET VANCOUVER, B.C., V6C 3A6	18JULY07-78	JULY 18/07	JULY 18/07	42,000	0.50	JULY 18/09	JULY 18/11	42,000

NAME	CERTNUMBER	DATEGRANT	DATEISSUED	#OFWARRANTS	EXERCISEPRICE	EXPIRYDATE	AMENDEDEXPIRY	BALANCE	NOTES
HAYWOOD SECURITIES INC. ITF SHREEPADA HOLDINGS INC. ACCOUNT # BC1-4172C #2000 – 400 BURRARD STREET VANCOUVER, B.C., V6C 3A6	18JULY07-79	JULY 18/07	JULY 18/07	200,000	0.50	JULY 18/09	JULY 18/11	200,000	
HAYWOOD SECURITIES INC. ITF ROBERT SIM ACCOUNT # BR1-2776-C #2000 - 400 BURRARD STREET VANCOUVER, B.C., V6C 3A6	18JULY07-80	JULY 18/07	JULY 18/07	30,000	0.50	JULY 18/09	JULY 18/11	30,000	
HAYWOOD SECURITIES INC. ITF SOUTH EAST ASIA FUND LTD. ACCOUNT # BC1-5085-C #2000 – 400 BURRARD STREET VANCOUVER, B.C., V6C 3A6	18JULY07-81	JULY 18/07	JULY 18/07	100,000	0.50	JULY 18/09	JULY 18/11	100,000	
RBC DEXIA INVESTOR SERVICES TRUST ITF ACCOUNT 110-455-030 SOUTH TOWER, ROYAL BANK PLAZA 200 BAY STREET, SL LEVEL TORONTO, ONTARIO, M5J 2J5	18JULY07-82	JULY 18/07	JULY 18/07	46,100	0.50	JULY 18/09	JULY 18/11	46,100	
RBC DEXIA INVESTOR SERVICES TRUST ITF ACCOUNT 111-440-001 SOUTH TOWER, ROYAL BANK PLAZA 200 BAY STREET, SL LEVEL TORONTO, ONTARIO, M5J 2J5	18JULY07-83	JULY 18/07	JULY 18/07	50,900	0.50	JULY 18/09	JULY 18/11	50,900	
RBC DEXIA INVESTOR SERVICES TRUST ITF ACCOUNT 110-455-029 SOUTH TOWER, ROYAL BANK PLAZA 200 BAY STREET, SL LEVEL TORONTO, ONTARIO, M5J 2J5	18JULY07-84	JULY 18/07	JULY 18/07	1,124,900	0.50	JULY 18/09	JULY 18/11	1,124,900	
COMARK SECURITIES INC. SUITE 2800, SOUTH TOWER ROYAL BANK PLAZA TORONTO, ONTARIO, M5J 2J2	18JULY07-85	JULY 18/07	JULY 18/07	746,400	0.50	JULY 18/09	JULY 18/11	746,400

NAME	CERTNUMBER	DATEGRANT	DATEISSUED	#OFWARRANTS	EXERCISEPRICE	EXPIRYDATE	AMENDEDEXPIRY	BALANCE	NOTES
RBC DEXIA INVESTOR SERVICES TRUST ITF ACCOUNT 086-220-001 SOUTH TOWER, ROYAL BANK PLAZA 200 BAY STREET, SL LEVEL TORONTO, ONTARIO, M5J 2J5	18JULY07-86	JULY 18/07	JULY 18/07	9,400	0.50	JULY 18/09	JULY 18/11	9,400	
RBC DEXIA INVESTOR SERVICES TRUST ITF ACCOUNT T12313721 SOUTH TOWER, ROYAL BANK PLAZA 200 BAY STREET, SL LEVEL TORONTO, ONTARIO, M5J 2J5	18JULY07-87	JULY 18/07	JULY 18/07	22,300	0.50	JULY 18/09	JULY 18/11	22,300	
HAYWOOD SECURITIES INC. ITF WARREN STANYER ACCOUNT # BR1-4233C #2000 – 400 BURRARD STREET VANCOUVER, B.C., V6C 3A6	18JULY07-88	JULY 18/07	JULY 18/07	50,000	0.50	JULY 18/09	JULY 18/11	50,000	
HAYWOOD SECURITIES INC. ITF GLEN AND/OR CAROLE ANNE STOCKER, ACCOUNT # BC1-5272-C #2000 – 400 BURRARD STREET VANCOUVER, B.C., V6C 3A6	18JULY07-89	JULY 18/07	JULY 18/07	10,000	0.50	JULY 18/09	JULY 18/11	10,000	
HAYWOOD SECURITIES INC. ITF BRENDA STEUNENBERG ACCOUNT # BC1-4336C #2000 – 400 BURRARD STREET VANCOUVER, B.C., V6C 3A6	18JULY07-90	JULY 18/07	JULY 18/07	30,000	0.50	JULY 18/09	JULY 18/11	30,000	
~~HAYWOOD SECURITIES INC. ITF [illegible] ACCOUNT # BR1-4338C, #2000 – 400 BURRARD STREET, VANCOUVER, B.C., V6C 3A6~~	~~18JULY07-91~~	~~JULY 18/07~~	~~JULY 18/07~~	~~50,000~~	~~0.50~~	~~JULY 18/09~~	~~JULY 18/11~~	0	RE-REGISTERED TO 18JULY07-104
~~HAYWOOD SECURITIES INC. ITF YASUO SUZUKI ACCOUNT # BC1-4146-C #2000 – 400 BURRARD STREET VANCOUVER, B.C., V6C 3A6~~	~~18JULY07-92~~	~~JULY 18/07~~	~~JULY 18/07~~	~~40,000~~	~~0.50~~	~~JULY 18/09~~	~~JULY 18/11~~	0	RE-REGISTERED TO 18JULY07-107

NAME	CERTNUMBER	DATEGRANT	DATEISSUED	#OFWARRANTS	EXERCISEPRICE	EXPIRYDATE	AMENDEDEXPIRY	BALANCE	NOTES
HAYWOOD SECURITIES INC. ITF ALDO TRINETTI ACCOUNT # BCI-5531-C #2000 – 400 BURRARD STREET VANCOUVER, B.C., V6C 3A6	18JULY07-93	JULY 18/07	JULY 18/07	30,000	0.50	JULY 18/09	JULY 18/11	30,000	
HAYWOOD SECURITIES INC. ITF SADO TURBAT ACCOUNT # BCI-4299-C #2000 – 400 BURRARD STREET VANCOUVER, B.C., V6C 3A6	18JULY07-94	JULY 18/07	JULY 18/07	25,000	0.50	JULY 18/09	JULY 18/11	25,000	
HAYWOOD SECURITIES INC ITF WBIC CANADA LTD ACCOUNT # BCI-5598-C #2000 – 400 BURRARD STREET VANCOUVER, B.C., V6C 3A6	18JULY07-95	JULY 18/07	JULY 18/07	100,000	0.50	JULY 18/09	JULY 18/11	100,000	
HAYWOOD SECURITIES INC. ITF CARSTEN WEISS ACCOUNT # BR1-2797 C #2000 – 400 BURRARD STREET VANCOUVER, B.C., V6C 3A6	18JULY07-96	JULY 18/07	JULY 18/07	30,000	0.50	JULY 18/09	JULY 18/11	30,000	
HAYWOOD SECURITIES INC. ITF JUDITH WEISS ACCOUNT # BFI-4496-C #2000 – 400 BURRARD STREET VANCOUVER, B.C., V6C 3A6	18JULY07-97	JULY 18/07	JULY 18/07	30,000	0.50	JULY 18/09	JULY 18/11	30,000	
HAYWOOD SECURITIES INC ITF FREDERICK WHITE ACCOUNT # BC1-4134 C #2000 – 400 BURRARD STREET VANCOUVER, B.C., V6C 3A6	18JULY07-98	JULY 18/07	JULY 18/07	25,000	0.50	JULY 18/09	JULY 18/11	25,000	
HAYWOOD SECURITIES INC. ITF JOHN WRIGHT ACCOUNT # BCI-4844C #2000 – 400 BURRARD STREET VANCOUVER, B.C., V6C 3A6	18JULY07-99	JULY 18/07	JULY 18/07	65,000	0.50	JULY 18/09	JULY 18/11	65,000	
HAYWOOD SECURITIES INC. ITF JAMES XU ITF MARK XU ACCOUNT # BC1 6263 C #2000 – 400 BURRARD STREET VANCOUVER, B.C., V6C 3A6	18JULY07-100	JULY 18/07	JULY 18/07	90,000	0.50	JULY 18/09	JULY 18/11	90,000

NAME	CERTNUMBER	DATEGRANT	DATEISSUED	#OFWARRANTS	EXERCISEPRICE	EXPIRYDATE	AMENDEDEXPIRY	BALANCE	NOTES
KOYTOK & CO.	18JULY07-RAB-01	JULY 18/07	JULY 18/07	4,285,000	0.50	JULY 18/09	JULY 18/11	4,285,000	
NESBITT BURNS ITF JOHN LEBLANC A/C 2251706413, ATTN: DOCUMENT MANAGEMENT 1 FIRST CANADIAN PLACE, 35TH FLOOR TORONTO, ONTARIO, M5X 1H3	18JULY07-101	JULY 18/07	DECEMBER 21/07	40,000	0.50	JULY 18/09	JULY 18/11	40,000	RE-REGISTERED FROM 18JULY07-47
PI FINANCIAL CORP ITF STAN KARON, RRSP A/C# 049-1079-0 1900-666 BURRARD STREET VANCOUVER, B.C. V6C 3N1	18JULY07-102	JULY 18/07	AUGUST 5/08	100,000	0.50	JULY 18/09	JULY 18/11	100,000	RE-REGISTERED FROM 18JULY07-41
INVESTOR COMPANY ITF JOHN P HEWLETT, A/C 39LB44E C/O TD WATERHOUSE CANADA INC. 77 BLOOR ST. WEST, 3RD FLOOR P.O. BOX 5999, STATION "F" TORONTO, ON, M4Y 2T1	18JULY07-103	JULY 18/07	FEBRUARY 23/09	80,000	0.50	JULY 18/09	JULY 18/11	80,000	RE REGISTERED FROM 18JULY07-32
INVESTOR COMPANY ITF ELI STRATULAT, A/C 167L82S C/O TD WATERHOUSE CANADA INC. 77 BLOOR ST. WEST, 3RD FLOOR P.O. BOX 5999, STATION "F" TORONTO, ON, M4Y 2T1	18JULY07-104	JULY 18/07	MARCH 10/09	50,000	0.50	JULY 18/09	JULY 18/11	50,000	RE-REGISTERED FROM 18JULY07-94
INVESTOR COMPANY ITF MICHAEL BREMER, A/C 241851A C/O TD WATERHOUSE CANADA INC. 77 BLOOR ST. WEST, 3RD FLOOR P.O. BOX 5999, STATION "F" TORONTO, ON, M4Y 2T1	18JULY07-105	JULY 18/07	MAY 22/09	20,000	0.50	JULY 18/09	JULY 18/11	20,000	RE REGISTERED FROM 18JULY07-11

NAME	CERTNUMBER	DATEGRANT	DATEISSUED	#OFWARRANTS	EXERCISEPRICE	EXPIRYDATE	AMENDEDEXPIRY	BALANCE	NOTES
INVESTOR COMPANY ITF MAJA BREMER A/C 479H52A C/O TD WATERHOUSE CANADA INC. 77 BLOOR ST. WEST, 3RD FLOOR P.O. BOX 5999, STATION "F" TORONTO, ON, M4Y 2T1	18JULY07-106	JULY 18/07	JUNE 16/09	20,000	0.50	JULY 18/09	JULY 18/11	20,000	RE REGISTERED FROM 18JULY07-37
CANACCORD CAPITAL CORPORATION PO BOX 10337 PACIFIC CENTRE 2200 – 609 GRANVILLE STREET VANCOUVER, BC V7Y 1H2	18JULY07-107	JULY 18/07	JULY 15/09	191,000	0.50	JULY 18/11	N/A	191,000	RE-REGISTERED FROM 18JULY07-73, 18JULY07-75 AND 18JULY07-92
CANACCORD CAPITAL CORPORATION ITF DAVID LICK AC# 198-8325-1 PO BOX 10337 PACIFIC CENTRE 2200 – 609 GRANVILLE STREET VANCOUVER, BC V7Y 1H2	18JULY07-108	JULY 18/07	JULY 15/09	26,000	0.50	JULY 18/11	N/A	26,000	RE-REGISTERED FROM 18JULY07-51
CANACCORD CAPITAL CORPORATION ITF MURRAY GAVEL AC# 198-1927-3 PO BOX 10337 PACIFIC CENTRE 2200 – 609 GRANVILLE STREET VANCOUVER, BC V7Y 1H2	18JULY07-109	JULY 18/07	JULY 15/09	40,000	0.50	JULY 18/11	N/A	40,000	RE-REGISTERED FROM 18JULY07-26
CANACCORD CAPITAL CORPORATION ITF SUHILL SAMJI AC# 19C-1165-1 PO BOX 10337 PACIFIC CENTRE 2200 – 609 GRANVILLE STREET VANCOUVER, BC V7Y 1H2	18JULY07-110	JULY 18/07	JULY 15/09	34,000	0.50	JULY 18/11	N/A	34,000	RE-REGISTERED FROM 18JULY07-76
CANACCORD CAPITAL CORPORATION ITF MARION LEE AC# 198-4945-1 PO BOX 10337 PACIFIC CENTRE 2200 – 609 GRANVILLE STREET VANCOUVER, BC V7Y 1H2	18JULY07-111	JULY 18/07	AUGUST 12/09	45,000	0.50	JULY 18/11	N/A	45,000	RE REGISTERED FROM 18JULY07-49
RBC DOMINION SECURITIES INC. ITF IAN CAMPBELL 3821501313 PO BOX 50, ROYAL BANK PLAZA TORONTO, ONTARIO M5J 2W7	18JULY07-112	JULY 18/07	AUGUST 12/09	100,000	0.50	JULY 18/11	N/A	100,000	RE-REGISTERED FROM 18JULY07-12

NAME	CERTNUMBER	DATEGRANT	DATEISSUED	#OFWARRANTS	EXERCISEPRICE	EXPIRYDATE	AMENDEDEXPIRY	BALANCE	NOTES
RBC DOMINION SECURITIES INC. ITF, KAREN CAMPBELL, 38215D1214 PO BOX 50, ROYAL BANK PLAZA TORONTO, ONTARIO M5J 2W7	18JULY07-113	JULY 18/07	AUGUST 12/09	50,000	0.50	JULY 18/11	N/A	50,000	RE-REGISTERED FROM 18JULY07 13
CANACCORD CAPITAL CORPORATION ITF STANLEY HILSTAD A/C 19B-0921-1 PO BOX 10337 PACIFIC CENTRE 2200 – 609 GRANVILLE STREET VANCOUVER, BC V7Y 1H2	18JULY07-114	JULY 18/07	SEPTEMBER 8/09	42,000	0.50	JULY 18/11	N/A	42,000	RE REGISTERED FROM 18JULY07 34
INVESTOR COMPANY ITF KENDALL R. MURPHY A/C 54H267F C/O TD WATERHOUSE CANADA INC. 77 BLOOR STREET W, 3RD FLOOR PO BOX 5999, STATION "F" TORONTO, ON M5S 1M2	18JULY07-115	JULY 18/07	OCTOBER 16/09	50,000	0.50	JULY 18/11	N/A	50,000	RE-REGISTERED FROM 18JULY07-62
INVESTOR COMPANY ITF DAVID R. MALARCHUK A/C 738446E C/O TD WATERHOUSE CANADA INC. 77 BLOOR STREET W, 3RD FLOOR PO BOX 5999, STATION "F" TORONTO, ON M5S 1M2	18JULY07-116	JULY 18/07	OCTOBER 22/09	28,000	0.50	JULY 18/11	N/A	28,000	RE-REGISTERED FROM 18JULY07-57
CANACCORD FINANCIAL LTD. ITF GERALD ADAMS A/C 19D-916S-2 PO BOX 10337, PACIFIC CENTRE 2200 – 609 GRANVILLE STREET VANCOUVER BC V7Y 1H2	18JULY07-117	JULY 18/07	DECEMBER 29/09	100,000	0.50	JULY 18/11	N/A	100,000	RE-REGISTERED FROM 18JULY07-01
PASSPORT MATERIALS MASTER FUND, LP C/O PASSPORT MANAGEMENT, LLC 30 HOTALING PLACE, STE. 300 SAN FRANCISCO, CA 94111	PASSPORT 1	AUGUST 9/07	AUGUST 9/07	9,000,000	0.50	AUGUST 9/09	AUGUST 9/11	9,000,000

NAME	CERTNUMBER	DATEGRANT	DATEISSUED	#OFWARRANTS	EXERCISEPRICE	EXPIREDATE	AMENDEDEXPIRY	BALANCE	NOTES
GOLDMAN, SACHS & CO., AS NOMINEE FOR THE BENEFIT OF GEOLOGIC RESOURCE FUND LP 30 HUDSON STREET JERSEY CITY, NJ 07302	US-AUG07-01	AUGUST 16/07	AUGUST 16/07	742,857	0.50	AUGUST 16/09	AUGUST 16/11	742,857	
ROYTOR & CO. ACCOUNT #T12058611 RBC PLAZA, SOUTH TOWER SERVICE LEVEL, 200 BAY STREET TORONTO, ONTARIO, M5J 2J5	US-AUG07-02	AUGUST 16/07	AUGUST 16/07	3,000,000	0.50	AUGUST 16/09	AUGUST 16/11	3,000,000	
GOLDMAN, SACHS & CO., AS NOMINEE FOR THE BENEFIT OF GEOLOGIC RESOURCE FUND, LTD. 30 HUDSON STREET JERSEY CITY, NJ 07302	16AUG07-01	AUGUST 16/07	AUGUST 16/07	2,114,286	0.50	AUGUST 16/09	AUGUST 16/11	2,114,286	
SCOTIA MCLEOD FIF LIMITED MARKET DEALER INC. ACCOUNT 499-12825-15	AW-01		JULY 4/07	21,428	0.50	JULY 4/09	N/A	0	
MERIDIAN CAPITAL INTERNATIONAL	AW-02		JULY 4/07	943,714	0.50	JULY 4/09	N/A	0	
BOLDER INVESTMENT PARTNERS LTD.	2ND-AW-01		JULY 18/07	475,590	0.50	JULY 18/09	N/A	0	
MERIDIAN CAPITAL INTERNATIONAL	2ND-AW-02		JULY 18/07	257,100	0.50	JULY 18/09	N/A	0	
MERIDIAN CAPITAL INTERNATIONAL	AW-9AUG07-01		AUG 9/07	540,000	0.50	AUG 9/09	N/A	0	
MERIDIAN CAPITAL INTERNATIONAL	AW-16AUG07-01		AUG 16/07	351,429	0.50	AUG 16/09	N/A	0	
TOTAL								44,467,059

Schedule “C”

Outstanding Timberline Options, Timberline Warrants and Timberline Securities

TIMBERLINE RESOURCES CORPORATION
SUMMARY OF OPTIONS AND WARRANTS BY GRANT DATE
AS OF MARCH 22, 2010

Options
Grant Date	Strike Price		Number of Options	Expiration Date

3/15/2006	0.75		333,333	3/14/2011
8/15/2006	0.75		95,000	8/14/2011
5/1/2007	3.00		214,584	5/1/2012
10/24/2007	3.40		180,000	10/24/2012
1/14/2008	4.05		165,000	1/14/2013
8/22/2008	2.48		400,000	8/22/2013
9/3/2008	2.05		175,000	9/3/2013
12/19/2008	0.33		1,936,665	12/19/2013
4/24/2009	0.36		100,000	4/24/2014
8/19/2009	0.43		200,000	8/19/2014
8/31/2009	0.57		1,071,500	8/31/2014

			4,871,082	Total Options

Warrants
Grant Date	Strike Price		Number of Warrants	Expiration Date

11/23/2009	1.50/1.75	*	1,697,638	3/25/2011

* Exercisable at $1.50 until 5/31/2010, then $1.75 thereafter until expiration